                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6102
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                              MFS SERIES TRUST VI
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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              (Address of principal executive offices) (Zip code)

                                Stephen E. Cavan
                    Massachusetts Financial Services Company
                              500 Boylston Street
                          Boston, Massachusetts 02116
-------------------------------------------------------------------------------
                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
-------------------------------------------------------------------------------

                   Date of fiscal year end: October 31, 2003
-------------------------------------------------------------------------------

                   Date of reporting period: October 31, 2003
-------------------------------------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

MFS(R) Mutual Funds

ANNUAL REPORT 10/31/03

MFS(R) GLOBAL EQUITY FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

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MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) GLOBAL EQUITY FUND

The fund seeks capital appreciation.

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To view MFS' statement concerning regulatory issues affecting the mutual fund industry and the firm, please visit www.mfs.com.
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TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CHAIRMAN                           1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           2
----------------------------------------------------
MANAGEMENT REVIEW                                  3
----------------------------------------------------
PERFORMANCE SUMMARY                                7
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          10
----------------------------------------------------
FINANCIAL STATEMENTS                              16
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     28
----------------------------------------------------
INDEPENDENT AUDITORS' REPORT                      37
----------------------------------------------------
TRUSTEES AND OFFICERS                             38
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       40
----------------------------------------------------
FEDERAL TAX INFORMATION                           41
----------------------------------------------------
CONTACT INFORMATION                               42
----------------------------------------------------
ASSET ALLOCATION                                  43

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Jeffrey L. Shames]

In our view, the past year has been a promising one for investors. Financial markets have improved steadily, spurred by indications of a global economic recovery.

These developments make this an encouraging time for MFS and for our shareholders. But we also think it's a time to reinforce the fundamentals of a sound investment strategy.

At MFS, we think in any market environment the best approach for investors is disciplined diversification. This method of investing involves three simple steps. First, allocate your holdings across the major asset classes. Second, diversify within each class so that you get exposure to different investment styles, such as growth and value, and market sectors, such as government and corporate bonds. Finally, to respond to the way market activity can shift the value of your accounts, rebalance your accounts on a routine schedule, such as once per year. Doing so will help you maintain your desired allocation across each asset class.

These investing fundamentals are often lost when markets are on an upswing. At such times, it's easy to be tempted to shift your holdings in the current, "hottest" performing investment. History suggests, however, that it is difficult to predict year after year what the best performing sector or market will be. While it is true that the past cannot offer any guarantees for the future, the markets historically have demonstrated the benefits of taking the prudent approach and spreading your assets across a variety of holdings. For investors with long-term goals such as college or retirement, a balanced approach usually makes the most sense. As always, your investment professional can help you identify an appropriate mix of investments for your needs.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    November 20, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

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MFS ORIGINAL RESEARCH(R
-------------------------------------------------------------------------------

THE HUMAN SIDE OF MONEY MANAGEMENT

For nearly 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

MARKET ENVIRONMENT

The one-year period began on a positive note as global equity markets, which had declined sharply over the summer of 2002, rallied in October and November. By December of 2002, however, markets turned negative again under the pressure of economic weakness in most developed nations and geopolitical uncertainty in Iraq and North Korea.

Over the next few months, equity markets gave up most or all of their gains from the previous rally. In mid-March of 2003, however, another rally began as geopolitical uncertainty decreased with the start of war in Iraq. Early military success, followed by earnings reports and economic data that became increasingly positive, allowed the rally to continue through the end of the period on October 31, 2003. For the one-year period overall, many investors enjoyed better performance than they had experienced in several years. In addition, the decline of the U.S. dollar against the euro and other currencies helped U.S. investors in overseas stocks.

Broadly speaking, we think a significant portion of the market's performance over the period came from sharp rebounds in stocks that had fallen dramatically over the previous year. Examples included so-called "TMT" (technology, media, and telecommunications) stocks as well as stocks of financial services firms with large exposure to the equity markets. A number of those earlier declines had been caused by a combination of relatively high valuations, deteriorating fundamentals (business factors such as earnings and cash flow growth), and over-stretched balance sheets. We did not own many of those stocks because we felt they were lower-quality, higher-risk issues -- stocks that did not fit our strategy of investing in companies that we believe could deliver above-average earnings growth with reasonable volatility over the longer term. For that reason, we did not participate in some of the market's advance over the 12 months ended October 31, 2003, and the portfolio underperformed its benchmark, the MSCI (Morgan Stanley Capital International) World Index.

-----------------------------------------------

TOP 5 STOCK HOLDINGS
AS OF 10/31/03

RECKITT BENCKISER PLC                      3.1%
U.K.-based global manufacturer of
household cleaning products
-----------------------------------------------
SANOFI-SYNTHELABO SA                       2.3%
France-based multinational
pharmaceutical company
-----------------------------------------------
AIR LIQUIDE SA                             2.3%
French-headquartered global industrial
gas firm
-----------------------------------------------
NOVARTIS AG                                2.0%
Swiss-headquartered multinational
pharmaceutical company
-----------------------------------------------
TOTAL SA                                   1.8%
France-based global oil and gas
company
-----------------------------------------------
The portfolio is actively managed, and current
holdings may be different.
-----------------------------------------------

DETRACTORS FROM PERFORMANCE

More specifically, a good deal of the fund's underperformance was due to underweighted positions in sectors that outperformed. In technology, the market's strongest sector over the period, we did not own Intel or Cisco, which performed quite well. Our research indicated those stocks were somewhat expensive relative to their long-term growth prospects. An underweighting in financial services stocks also hurt results as the sector rallied. Some of the strongest performance came from Japanese banks, which rallied back after declining in earlier periods due to massive amounts of nonperforming loans on their books. In our view, the bad loan problems had not been sufficiently addressed, and we declined to own some of those stocks.

Syngenta and Akzo Nobel, two companies in the basic materials sector, were also important detractors from performance. Stock in Swiss agricultural chemical firm Syngenta stumbled in February after helping portfolio performance in earlier periods. Company earnings were hurt by competition that put pressure on prices, higher pension fund costs, and a falling dollar.

Akzo Nobel, a Netherlands-based chemical and pharmaceutical firm, experienced problems with its drug business. As costs grew faster than anticipated, sales of several new products were lower than expected, and the launch of other new products was delayed, the firm's stock declined over the period and was sold out of the portfolio.

Elsewhere in the basic materials sector, the fund's positions in industrial gases companies such as British firm BOC Group and American firm Praxair increased in price over the period, although some underperformed the overall market. Over the longer term, we still like these companies because their customers encompass a broad range of industries and because they have been able to sustain profitability and raise prices at a time when few global industries have pricing power.

Relative performance was also held back by an overweighting in the consumer staples sector, which underperformed as the market rotated to favor more economically sensitive areas such as technology.

CONTRIBUTORS TO PERFORMANCE

While sector allocations in many cases hurt results over the period, stock selection overall was positive for performance. In the utilities and communications sector, Spanish electric utility Iberdrola and Japanese cellular provider KDDI were strong performers. Iberdrola stock rose as demand for electricity increased while the company continued to lower its cost of production. KDDI, a new holding over the period, did well as the company increased its market share and became more profitable. Also in Japan, Chugai Pharmaceutical benefited after the company's 2002 merger with Roche's Japanese drug business. Investors bid up Chugai stock on expectations that the merger would give the firm a lower cost structure, additional products to sell, and access to promising new drugs that Roche was developing. Elsewhere in health care, our holding in Swiss medical devices firm Synthes-Stratec performed well on the basis of strong sales of the company's products used in reconstructive surgery.

In the financial services area, Australian insurer QBE contributed strongly to fund performance. The firm, which is the largest corporate member of the Lloyd's of London syndicate, benefited from higher premium rates over the past couple of years. In the leisure sector, our holding in U.K. broadcast company Granada rose sharply as the firm received government approval to merge with Carlton Communications to become the United Kingdom's sole independent (non-government) television network. And in the technology area, our position in French information technology (IT)consulting firm Cap Gemini Ernst & Young rose because of the firm's success in lowering its cost structure and the market's anticipation of an improving IT spending environment. We sold the stock when it reached our target price.

    Respectfully,

/s/ David R. Mannheim

    David R. Mannheim
    Portfolio Manager

-------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Investment Perspective for our current view of the world.

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The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PERFORMANCE SUMMARY THROUGH 10/31/03
-------------------------------------------------------------------------------

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include any applicable contingent deferred sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.)

VISIT WWW.MFS.COM FOR THE MOST CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                   MFS Global
                                 Equity Fund --             MSCI
                                   Class B               World Index

              10/93                $10,000                $10,000
              10/95                 11,551                 11,902
              10/97                 16,010                 16,304
              10/99                 19,638                 23,639
              10/01                 17,588                 17,919
              10/03                 19,275                 19,046

TOTAL RETURNS

-----------------------
Average annual
without sales charge
-----------------------

                       Class
  Share class      inception date     1-yr       3-yr       5-yr       10-yr
------------------------------------------------------------------------------
       A              9/7/1993         18.25%     -2.87%      3.22%      7.67%
------------------------------------------------------------------------------
       B             12/29/1986        17.24%     -3.61%      2.43%      6.78%
------------------------------------------------------------------------------
       C              1/3/1994         17.24%     -3.62%      2.43%      6.80%
------------------------------------------------------------------------------
       I              1/2/1997         18.44%     -2.67%      3.44%      7.51%
------------------------------------------------------------------------------
       J              7/9/1999         17.35%     -3.58%      2.51%      6.82%
------------------------------------------------------------------------------
      R1**           12/31/2002        17.69%     -3.49%      2.51%      6.82%
------------------------------------------------------------------------------
     R2***           10/31/2003           N/A        N/A        N/A        N/A
------------------------------------------------------------------------------

-----------------------
Average annual
-----------------------

Comparative Benchmarks            1-yr         3-yr         5-yr         10-yr
------------------------------------------------------------------------------
Average global fund+             23.54%       -6.83%        2.78%        7.27%
------------------------------------------------------------------------------
MSCI World Index#                24.32%       -7.38%        0.20%        6.66%
------------------------------------------------------------------------------

-----------------------
Average annual
with sales charge
-----------------------

  Share class
------------------------------------------------------------------------------
       A                               11.45%     -4.76%      2.01%      7.03%
------------------------------------------------------------------------------
       B                               13.24%     -4.53%      2.09%      6.78%
------------------------------------------------------------------------------
       C                               16.24%     -3.62%      2.43%      6.80%
------------------------------------------------------------------------------
       J                               13.82%     -4.55%      1.89%      6.50%
------------------------------------------------------------------------------

I, R1, and R2 class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

-----------------------
Cumulative without
sales charge
-----------------------

------------------------------------------------------------------------------
       A                               18.25%     -8.35%     17.17%    109.33%
------------------------------------------------------------------------------
       B                               17.24%    -10.45%     12.77%     92.75%
------------------------------------------------------------------------------
       C                               17.24%    -10.47%     12.74%     93.16%
------------------------------------------------------------------------------
       I                               18.44%     -7.80%     18.44%    106.36%
------------------------------------------------------------------------------
       J                               17.35%    -10.35%     13.21%     93.49%
------------------------------------------------------------------------------
      R1**                             17.69%    -10.11%     13.20%     93.48%
------------------------------------------------------------------------------
     R2***                                N/A        N/A        N/A        N/A
------------------------------------------------------------------------------

  + Source: Lipper Inc., an independent firm that reports mutual fund performance.
  # Source: Standard & Poor's Micropal, Inc.
 ** Effective November 3, 2003, Class R shares have been renamed R1 shares. *** Class R2 shares commenced investment operations on October 31, 2003.
    Therefore, no performance information is available.

INDEX DEFINITION

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX - measures the performance of stock markets in the developed world.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A results, including sales charge, reflects the deduction of the maximum 5.75% sales charge. Class B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C results, including sales charge, redeemed within one year from the end of the calendar month of purchase reflects the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class J results, including sales charge, reflects the deduction of the maximum 3% sales charge and are available only to residents of Japan. Class R1 and R2 shares have no sales charges and are available only to certain retirement plans.

Performance for share classes offered after class B shares includes the performance of the fund's class B shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Any such subsidy or waiver is voluntary and may be revised or rescinded at any time without notice. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

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PORTFOLIO OF INVESTMENTS - 10/31/03
-----------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 97.8%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES               $ VALUE
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 65.6%
-----------------------------------------------------------------------------------------------------
Australia - 2.5%
-----------------------------------------------------------------------------------------------------
News Corporation Ltd. (Broadcast & Cable TV)                            666,312            $5,921,704
-----------------------------------------------------------------------------------------------------
QBE Insurance Group Ltd. (Insurance)                                  1,262,945             9,211,852
-----------------------------------------------------------------------------------------------------
                                                                                          $15,133,556
-----------------------------------------------------------------------------------------------------
Austria - 0.7%
-----------------------------------------------------------------------------------------------------
Erste Bank der Oesterreichischen Sparkassen AG (Banks &
Credit Cos.)                                                             37,200            $4,107,903
-----------------------------------------------------------------------------------------------------

Bermuda - 2.2%
-----------------------------------------------------------------------------------------------------
Accenture Ltd., "A" (Business Services)*                                244,800            $5,728,320
-----------------------------------------------------------------------------------------------------
Ace Ltd. (Insurance)                                                    213,880             7,699,680
-----------------------------------------------------------------------------------------------------
                                                                                          $13,428,000
-----------------------------------------------------------------------------------------------------
Canada - 2.7%
-----------------------------------------------------------------------------------------------------
BCE, Inc. (Telephone Services)                                          266,592            $6,033,185
-----------------------------------------------------------------------------------------------------
Canadian National Railway Co. (Railroad & Shipping)                      68,602             4,129,841
-----------------------------------------------------------------------------------------------------
Canadian Natural Resources Ltd. (Oil Services)                           75,460             3,203,188
-----------------------------------------------------------------------------------------------------
Talisman Energy, Inc. (Energy - Independent)                             55,900             2,728,886
-----------------------------------------------------------------------------------------------------
                                                                                          $16,095,100
-----------------------------------------------------------------------------------------------------
France - 10.5%
-----------------------------------------------------------------------------------------------------
Air Liquide SA (Specialty Chemicals)                                     92,237           $13,654,206
-----------------------------------------------------------------------------------------------------
AXA SA (Insurance)                                                      317,800             6,014,404
-----------------------------------------------------------------------------------------------------
Carrefour SA (Food & Drug Stores)                                       104,230             5,465,096
-----------------------------------------------------------------------------------------------------
France Telecom SA (Telephone Services)                                  239,400             5,787,033
-----------------------------------------------------------------------------------------------------
L'Oreal Group SA (Consumer Goods & Services)                             41,200             3,042,324
-----------------------------------------------------------------------------------------------------
Sanofi-Synthelabo SA (Pharmaceuticals)                                  221,160            13,673,424
-----------------------------------------------------------------------------------------------------
Schneider Electric SA (Electrical Equipment)                             53,742             3,141,698
-----------------------------------------------------------------------------------------------------
Societe Television Francaise 1 SA (Broadcast & Cable TV)                 77,631             2,325,444
-----------------------------------------------------------------------------------------------------
Total SA, "B" (Energy - Independent)                                     66,780            10,366,423
-----------------------------------------------------------------------------------------------------
                                                                                          $63,470,052
-----------------------------------------------------------------------------------------------------
Germany - 1.3%
-----------------------------------------------------------------------------------------------------
Bayerische Motoren Werke AG (Automotive)                                122,710            $4,908,178
-----------------------------------------------------------------------------------------------------
Schering AG (Pharmaceuticals)                                            63,500             2,961,602
-----------------------------------------------------------------------------------------------------
                                                                                           $7,869,780
-----------------------------------------------------------------------------------------------------
Hong Kong - 0.6%
-----------------------------------------------------------------------------------------------------
Esprit Holdings Ltd. (Specialty Stores)                               1,158,000            $3,629,931
-----------------------------------------------------------------------------------------------------

Hungary - 0.6%
-----------------------------------------------------------------------------------------------------
OTP Bank Ltd., ADR (Banks & Credit Cos.)*                               137,600            $3,378,080
-----------------------------------------------------------------------------------------------------

Ireland - 0.8%
-----------------------------------------------------------------------------------------------------
Irish Life & Permanent PLC (Banks & Credit Cos.)                        353,530            $4,946,117
-----------------------------------------------------------------------------------------------------

Italy - 0.5%
-----------------------------------------------------------------------------------------------------
RAS SpA (Insurance)                                                     188,200            $2,936,770
-----------------------------------------------------------------------------------------------------

Japan - 9.3%
-----------------------------------------------------------------------------------------------------
Bridgestone Corp. (Automotive)                                          420,000            $5,492,689
-----------------------------------------------------------------------------------------------------
Canon, Inc. (Personal Computers & Peripherals)                          144,000             6,957,406
-----------------------------------------------------------------------------------------------------
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)                       462,600             6,579,163
-----------------------------------------------------------------------------------------------------
Honda Motor Co., Ltd. (Automotive)                                      179,800             7,086,841
-----------------------------------------------------------------------------------------------------
Japan Telecom Holdings Co., Ltd. (Telephone Services)                     1,994             5,957,915
-----------------------------------------------------------------------------------------------------
KDDI Corp. (Telephone Services)                                           1,690             9,162,928
-----------------------------------------------------------------------------------------------------
Nissan Motor Co. (Automotive)                                           252,200             2,821,818
-----------------------------------------------------------------------------------------------------
Ono Pharmaceutical Co., Ltd. (Pharmaceuticals)                           53,600             1,859,522
-----------------------------------------------------------------------------------------------------
Tokyo Broadcasting System, Inc. (Broadcast & Cable TV)                  187,000             2,990,709
-----------------------------------------------------------------------------------------------------
Tokyo Gas Co., Ltd. (Natural Gas Distribution)                          972,000             3,327,981
-----------------------------------------------------------------------------------------------------
Yamaha Corp. (Leisure & Toys)                                           205,800             4,139,924
-----------------------------------------------------------------------------------------------------
                                                                                          $56,376,896
-----------------------------------------------------------------------------------------------------
Netherlands - 2.3%
-----------------------------------------------------------------------------------------------------
Reed Elsevier NV (Printing & Publishing)                                790,090            $8,788,063
-----------------------------------------------------------------------------------------------------
STMicroelectronics NV (Electronics)                                     196,030             5,212,057
-----------------------------------------------------------------------------------------------------
                                                                                          $14,000,120
-----------------------------------------------------------------------------------------------------
Norway - 1.1%
-----------------------------------------------------------------------------------------------------
DNB Holding ASA (Banks & Credit Cos.)                                   765,200            $4,461,021
-----------------------------------------------------------------------------------------------------
Gjensidige NOR ASA (Banks & Credit Cos.)                                 51,600             2,112,306
-----------------------------------------------------------------------------------------------------
                                                                                           $6,573,327
-----------------------------------------------------------------------------------------------------
Singapore - 2.6%
-----------------------------------------------------------------------------------------------------
DBS Group Holdings Ltd. (Banks & Credit Cos.)                           696,000            $5,720,493
-----------------------------------------------------------------------------------------------------
Singapore Telecommunications Ltd. (Telephone Services)                5,659,000             5,594,436
-----------------------------------------------------------------------------------------------------
United Overseas Bank Ltd. (Banks & Credit Cos.)                         543,000             4,244,504
-----------------------------------------------------------------------------------------------------
                                                                                          $15,559,433
-----------------------------------------------------------------------------------------------------
South Korea - 0.5%
-----------------------------------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronics)                               7,570            $3,006,253
-----------------------------------------------------------------------------------------------------

Spain - 2.3%
-----------------------------------------------------------------------------------------------------
Antena 3 TV SA (Broadcast & Cable TV)*                                    2,329               $75,985
-----------------------------------------------------------------------------------------------------
Iberdrola SA (Utilities - Electric Power)                               333,530             5,556,968
-----------------------------------------------------------------------------------------------------
Telefonica SA (Telephone Services)                                      688,704             8,555,935
-----------------------------------------------------------------------------------------------------
                                                                                          $14,188,888
-----------------------------------------------------------------------------------------------------
Sweden - 1.3%
-----------------------------------------------------------------------------------------------------
Hennes & Mauritz AB, "B" (Specialty Stores)                             368,200            $7,807,244
-----------------------------------------------------------------------------------------------------

Switzerland - 7.7%
-----------------------------------------------------------------------------------------------------
Credit Suisse Group (Banks & Credit Cos.)                               193,200            $6,796,053
-----------------------------------------------------------------------------------------------------
Nestle SA (Food & Non Alcoholic Beverages)                               33,083             7,271,804
-----------------------------------------------------------------------------------------------------
Novartis AG (Pharmaceuticals)                                           305,400            11,621,891
-----------------------------------------------------------------------------------------------------
Roche Holding AG (Pharmaceuticals)                                       72,600             5,997,757
-----------------------------------------------------------------------------------------------------
Syngenta AG (Chemicals)                                                  74,791             4,000,819
-----------------------------------------------------------------------------------------------------
Synthes-Stratec, Inc. (Medical Equipment)                                 3,251             2,979,871
-----------------------------------------------------------------------------------------------------
UBS AG (Banks & Credit Cos.)                                            130,301             7,988,249
-----------------------------------------------------------------------------------------------------
                                                                                          $46,656,444
-----------------------------------------------------------------------------------------------------
United Kingdom - 16.1%
-----------------------------------------------------------------------------------------------------
AstraZeneca Group PLC (Pharmaceuticals)                                 157,100            $7,374,886
-----------------------------------------------------------------------------------------------------
BG Group PLC (Energy - Independent)                                     664,900             3,030,525
-----------------------------------------------------------------------------------------------------
BOC Group PLC (Specialty Chemicals)                                     530,040             7,222,833
-----------------------------------------------------------------------------------------------------
BP PLC (Energy - Integrated)                                            911,600             6,323,255
-----------------------------------------------------------------------------------------------------
British Sky Broadcasting Group PLC (Broadcast & Cable TV)               367,350             3,987,246
-----------------------------------------------------------------------------------------------------
Capital Radio PLC (Broadcast & Cable TV)                                160,260             1,277,427
-----------------------------------------------------------------------------------------------------
Diageo PLC (Alcoholic Beverages)                                        822,012             9,661,053
-----------------------------------------------------------------------------------------------------
GlaxoSmithKline PLC (Pharmaceuticals)                                   280,880             6,011,644
-----------------------------------------------------------------------------------------------------
Granada Compass PLC (Broadcast & Cable TV)                            3,483,000             6,925,950
-----------------------------------------------------------------------------------------------------
Kingfisher PLC (Specialty Stores)                                     1,386,817             6,644,322
-----------------------------------------------------------------------------------------------------
Next PLC (General Merchandise)                                          302,930             6,062,299
-----------------------------------------------------------------------------------------------------
Reckitt Benckiser PLC (Consumer Goods & Services)                       878,340            18,471,298
-----------------------------------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks & Credit Cos.)                  171,390             4,589,662
-----------------------------------------------------------------------------------------------------
Vodafone Group PLC (Wireless Communications)                          2,830,445             5,940,363
-----------------------------------------------------------------------------------------------------
William Hill PLC (Gaming & Lodging)                                     741,590             4,263,602
-----------------------------------------------------------------------------------------------------
                                                                                          $97,786,365
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                     $396,950,259
-----------------------------------------------------------------------------------------------------

U.S. Stocks - 32.2%
-----------------------------------------------------------------------------------------------------
Apparel Manufacturers - 1.0%
-----------------------------------------------------------------------------------------------------
Nike, Inc., "B"                                                          94,240            $6,021,936
-----------------------------------------------------------------------------------------------------

Banks & Credit Companies - 3.4%
-----------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                         195,500            $9,266,700
-----------------------------------------------------------------------------------------------------
SouthTrust Corp.                                                        162,310             5,169,574
-----------------------------------------------------------------------------------------------------
SunTrust Banks, Inc.                                                     92,720             6,218,730
-----------------------------------------------------------------------------------------------------
                                                                                          $20,655,004
-----------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 1.7%
-----------------------------------------------------------------------------------------------------
Time Warner, Inc.*                                                      676,000           $10,336,040
-----------------------------------------------------------------------------------------------------

Chemicals - 0.9%
-----------------------------------------------------------------------------------------------------
Air Products & Chemicals, Inc.                                          122,860            $5,579,073
-----------------------------------------------------------------------------------------------------

Computer Software - 2.0%
-----------------------------------------------------------------------------------------------------
Microsoft Corp.                                                         220,800            $5,773,920
-----------------------------------------------------------------------------------------------------
Network Associates, Inc.*                                               224,910             3,132,996
-----------------------------------------------------------------------------------------------------
Symantec Corp.*                                                          48,300             3,219,195
-----------------------------------------------------------------------------------------------------
                                                                                          $12,126,111
-----------------------------------------------------------------------------------------------------
Computer Software - Systems - 1.9%
-----------------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                     211,416            $4,716,691
-----------------------------------------------------------------------------------------------------
International Business Machines Corp.                                    78,260             7,002,705
-----------------------------------------------------------------------------------------------------
                                                                                          $11,719,396
-----------------------------------------------------------------------------------------------------
Consumer Goods & Services - 0.5%
-----------------------------------------------------------------------------------------------------
Alberto Culver Co., "B"                                                  50,000            $3,170,000
-----------------------------------------------------------------------------------------------------

Energy - Integrated - 0.7%
-----------------------------------------------------------------------------------------------------
ConocoPhillips, Inc.                                                     74,496            $4,257,446
-----------------------------------------------------------------------------------------------------

Entertainment - 1.1%
-----------------------------------------------------------------------------------------------------
Viacom, Inc., "B"                                                       159,070            $6,342,121
-----------------------------------------------------------------------------------------------------

Food & Non Alcoholic Beverages - 2.0%
-----------------------------------------------------------------------------------------------------
J.M. Smucker Co.                                                         85,400            $3,737,958
-----------------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                           177,200             8,473,704
-----------------------------------------------------------------------------------------------------
                                                                                          $12,211,662
-----------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 2.4%
-----------------------------------------------------------------------------------------------------
AdvancePCS, Inc.*                                                       103,700            $5,337,439
-----------------------------------------------------------------------------------------------------
Fisher Scientific International, Inc.*                                  111,400             4,483,850
-----------------------------------------------------------------------------------------------------
Lincare Holdings, Inc.*                                                 116,660             4,542,740
-----------------------------------------------------------------------------------------------------
                                                                                          $14,364,029
-----------------------------------------------------------------------------------------------------
Medical Equipment - 2.8%
-----------------------------------------------------------------------------------------------------
AmerisourceBergen Corp.                                                  97,000            $5,506,690
-----------------------------------------------------------------------------------------------------
Applera Corp. - Applied Biosystems Group                                 66,600             1,537,128
-----------------------------------------------------------------------------------------------------
Thermo Electron Corp.*                                                  320,800             7,051,184
-----------------------------------------------------------------------------------------------------
Waters Corp.*                                                            96,700             3,039,281
-----------------------------------------------------------------------------------------------------
                                                                                          $17,134,283
-----------------------------------------------------------------------------------------------------
Oil Services - 0.5%
-----------------------------------------------------------------------------------------------------
Noble Corp.*                                                             91,100            $3,127,463
-----------------------------------------------------------------------------------------------------

Pharmaceuticals - 2.6%
-----------------------------------------------------------------------------------------------------
Johnson & Johnson Co.                                                   195,500            $9,839,515
-----------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                             97,840             3,091,744
-----------------------------------------------------------------------------------------------------
Schering Plough Corp.                                                   190,900             2,915,043
-----------------------------------------------------------------------------------------------------
                                                                                          $15,846,302
-----------------------------------------------------------------------------------------------------
Railroad & Shipping - 1.5%
-----------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Railway Co.                                157,900            $4,569,626
-----------------------------------------------------------------------------------------------------
Union Pacific Corp.                                                      71,300             4,463,380
-----------------------------------------------------------------------------------------------------
                                                                                           $9,033,006
-----------------------------------------------------------------------------------------------------
Restaurants - 1.6%
-----------------------------------------------------------------------------------------------------
Aramark Corp., "B"*                                                     205,220            $5,483,478
-----------------------------------------------------------------------------------------------------
Yum! Brands, Inc.*                                                     125,100             4,270,914
-----------------------------------------------------------------------------------------------------
                                                                                           $9,754,392
-----------------------------------------------------------------------------------------------------
Specialty Chemicals - 1.6%
-----------------------------------------------------------------------------------------------------
Praxair, Inc.                                                           142,170            $9,892,189
-----------------------------------------------------------------------------------------------------

Specialty Stores - 2.4%
-----------------------------------------------------------------------------------------------------
Home Depot, Inc.                                                        177,800            $6,591,046
-----------------------------------------------------------------------------------------------------
TJX Cos., Inc.                                                          380,700             7,990,893
-----------------------------------------------------------------------------------------------------
                                                                                          $14,581,939
-----------------------------------------------------------------------------------------------------
Telephone Services - 1.0%
-----------------------------------------------------------------------------------------------------
Verizon Communications, Inc.                                            173,100            $5,816,160
-----------------------------------------------------------------------------------------------------

Trucking - 0.6%
-----------------------------------------------------------------------------------------------------
Fedex Corp.                                                              43,050            $3,261,468
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                        $195,230,020
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $491,967,852)                                             $592,180,279
-----------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.9%
-----------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                        (000 Omitted)
-----------------------------------------------------------------------------------------------------
Merrill Lynch & Co., dated 10/31/03, due 11/03/03, total
to be received $11,428,990 (secured by various U.S.
Treasury and Federal Agency obligations in a jointly
traded account), at Cost                                                $11,428           $11,428,000
-----------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 16.7%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES
-----------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                         73,118,942           $73,118,942
-----------------------------------------------------------------------------------------------------
UBS Securities LLC                                                   28,132,824            28,132,824
-----------------------------------------------------------------------------------------------------
Total Collateral for Securities Loaned, at Identified
Cost                                                                                     $101,251,766
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $604,647,618)                                        $704,860,045
-----------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (16.4)%                                                  (99,671,981)
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $605,188,064
-----------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 10/31/03

ASSETS

Investments, at value, including $98,163,940 of securities
on loan (identified cost, $604,647,618)                          $704,860,045
-----------------------------------------------------------------------------------------------------
Cash                                                                      433
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                     1,510,307
-----------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                     2,630,796
-----------------------------------------------------------------------------------------------------
Interest and dividends receivable                                     708,507
-----------------------------------------------------------------------------------------------------
Other assets                                                            6,539
-----------------------------------------------------------------------------------------------------
Total assets                                                                             $709,716,627
-----------------------------------------------------------------------------------------------------

LIABILITIES

Payable to custodian                                                  $21,137
-----------------------------------------------------------------------------------------------------
Payable for investments purchased                                   1,794,040
-----------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                  1,123,430
-----------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                        101,251,766
-----------------------------------------------------------------------------------------------------
Payable to affiliates

-----------------------------------------------------------------------------------------------------
  Management fee                                                       15,728
-----------------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                       1,833
-----------------------------------------------------------------------------------------------------
  Distribution and service fee                                          9,301
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                                311,328
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                        $104,528,563
-----------------------------------------------------------------------------------------------------
Net assets                                                                               $605,188,064
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                  $606,913,271
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                      100,218,653
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                            (101,851,691)
-----------------------------------------------------------------------------------------------------
Accumulated net investment loss                                       (92,169)
-----------------------------------------------------------------------------------------------------
Total                                                                                    $605,188,064
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                  31,344,867
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares

  Net assets                                                     $345,783,371
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                               17,673,270
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $19.57
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$19.57)                                                  $20.76
-----------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                     $177,712,695
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                9,367,569
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $18.97
-----------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                      $33,252,896
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                1,784,904
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $18.63
-----------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                      $22,467,266
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                1,135,940
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $19.78
-----------------------------------------------------------------------------------------------------

Class J shares

  Net assets                                                      $24,701,354
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                1,318,077
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $18.74
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/97X$18.74)                                                     $19.32
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class R1 shares

  Net assets                                                       $1,265,499
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                   64,852
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $19.51
-----------------------------------------------------------------------------------------------------

Class R2 shares

  Net assets                                                           $4,983
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  255.344
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $19.51
-----------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 10/31/03

NET INVESTMENT INCOME (LOSS)

Income
-----------------------------------------------------------------------------------------------------
  Dividends                                                        $10,648,501
-----------------------------------------------------------------------------------------------------
  Interest                                                             294,022
-----------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                              (876,488)
-----------------------------------------------------------------------------------------------------
Total investment income                                                                   $10,066,035
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                    $5,491,454
-----------------------------------------------------------------------------------------------------
  Trustees' compensation                                                28,063
-----------------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                      582,273
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                               792,132
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                             1,675,343
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                               307,660
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class J)                               161,758
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                                1,956
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                    52,153
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                        462,562
-----------------------------------------------------------------------------------------------------
  Printing                                                              96,747
-----------------------------------------------------------------------------------------------------
  Postage                                                              124,411
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                         36,600
-----------------------------------------------------------------------------------------------------
  Legal fees                                                               919
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                        802,922
-----------------------------------------------------------------------------------------------------
Total expenses                                                     $10,616,953
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                 (52,069)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                              $10,564,884
-----------------------------------------------------------------------------------------------------
Net investment loss                                                                         $(498,849)
-----------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized loss (identified cost basis)

-----------------------------------------------------------------------------------------------------
  Investment transactions                                         $(17,423,823)
-----------------------------------------------------------------------------------------------------
  Foreign currency transactions                                        (21,418)
-----------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                                             $(17,445,241)
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)

-----------------------------------------------------------------------------------------------------
  Investments                                                     $109,696,829
-----------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign
  currencies                                                            (8,090)
-----------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                                              $109,688,739
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign
currency                                                                                  $92,243,498
-----------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                    $91,744,649
-----------------------------------------------------------------------------------------------------

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 10/31                                            2003                     2002

OPERATIONS

Net investment loss                                                $(498,849)             $(2,099,020)
-----------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                                            (17,445,241)             (51,829,093)
-----------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign
currency translation                                             109,688,739               14,913,820
----------------------------------------------------------     -------------            -------------
Increase (decrease) in net assets from operations                $91,744,649             $(39,014,293)
----------------------------------------------------------     -------------            -------------
Net decrease in net assets from fund share transactions         $(31,791,040)            $(43,243,819)
----------------------------------------------------------     -------------            -------------
Total increase (decrease) in net assets                          $59,953,609             $(82,258,112)
----------------------------------------------------------     -------------            -------------

NET ASSETS

At beginning of period                                          $545,234,455             $627,492,567
-----------------------------------------------------------------------------------------------------
At end of period (including accumulated net investment
loss of $92,169 and $102,164, respectively)                     $605,188,064             $545,234,455
-----------------------------------------------------------------------------------------------------

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in this report.

FOR YEARS ENDED 10/31

CLASS A                                          2003               2002              2001             2000             1999

Net asset value, beginning of period            $16.55             $17.58            $22.88           $22.50           $20.35
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income (loss)                   $0.03                $--+++         $(0.01)           $0.07              $--+++
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency             2.99              (1.03)            (3.81)            2.24             3.14
-----------------------------------------      -------             ------            ------           ------           ------
Total from investment operations                 $3.02             $(1.03)           $(3.82)           $2.31            $3.14
-----------------------------------------      -------             ------            ------           ------           ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments
  and foreign currency transactions                $--                $--            $(1.44)          $(1.93)          $(0.99)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                      --                 --             (0.04)              --               --
------------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                              --                 --                --+++            --               --
-----------------------------------------      -------             ------            ------           ------           ------
  Total distributions declared to
  shareholders                                     $--                $--            $(1.48)          $(1.93)          $(0.99)
-----------------------------------------      -------             ------            ------           ------           ------
Net asset value, end of period                  $19.57             $16.55            $17.58           $22.88           $22.50
-----------------------------------------      -------             ------            ------           ------           ------
Total return (%)(+)                              18.25              (5.86)           (17.67)           10.39            15.82
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                        1.65               1.62              1.59             1.55             1.59
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                      0.19              (0.02)            (0.06)            0.28             0.00
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                  52                 52                72               84               92
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)     $345,783           $322,006          $348,129         $450,481         $384,436
------------------------------------------------------------------------------------------------------------------------------

+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDED 10/31

CLASS B                                          2003               2002              2001             2000             1999
Net asset value, beginning of period            $16.18             $17.31            $22.52           $22.17           $20.21
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss                           $(0.09)            $(0.14)           $(0.16)          $(0.11)          $(0.09)
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency             2.88              (0.99)            (3.75)            2.21             3.04
-----------------------------------------      -------             ------            ------           ------           ------
Total from investment operations                 $2.79             $(1.13)           $(3.91)           $2.10            $2.95
-----------------------------------------      -------             ------            ------           ------           ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on
  investments and foreign currency
  transactions                                     $--                $--            $(1.26)          $(1.75)          $(0.99)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                      --                 --             (0.04)              --               --
------------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                              --                 --                --+++            --               --
-----------------------------------------      -------             ------            ------           ------           ------
  Total distributions declared to
  shareholders                                     $--                $--            $(1.30)          $(1.75)          $(0.99)
-----------------------------------------      -------             ------            ------           ------           ------
Net asset value, end of period                  $18.97             $16.18            $17.31           $22.52           $22.17
-----------------------------------------      -------             ------            ------           ------           ------
Total return (%)                                 17.24              (6.53)           (18.28)            9.60            14.90
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                        2.40               2.37              2.34             2.30             2.34
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                              (0.56)             (0.79)            (0.81)           (0.46)           (0.76)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                  52                 52                72               84               92
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)     $177,713           $172,094          $220,855         $301,816         $287,700
------------------------------------------------------------------------------------------------------------------------------

+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDED 10/31

CLASS C                                          2003               2002              2001             2000             1999
Net asset value, beginning of period            $15.89             $17.00            $22.16           $21.89           $19.97
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss                           $(0.09)            $(0.14)           $(0.16)          $(0.11)          $(0.16)
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency             2.83              (0.97)            (3.68)            2.18             3.07
-----------------------------------------      -------             ------            ------           ------           ------
Total from investment operations                 $2.74             $(1.11)           $(3.84)           $2.07            $2.91
-----------------------------------------      -------             ------            ------           ------           ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments
  and foreign currency transactions                $--                $--            $(1.28)          $(1.80)          $(0.99)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                      --                 --             (0.04)              --               --
------------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                              --                 --                --+++            --               --
-----------------------------------------      -------             ------            ------           ------           ------
  Total distributions declared to
  shareholders                                     $--                $--            $(1.32)          $(1.80)          $(0.99)
-----------------------------------------      -------             ------            ------           ------           ------
Net asset value, end of period                  $18.63             $15.89            $17.00           $22.16           $21.89
-----------------------------------------      -------             ------            ------           ------           ------
Total return (%)                                 17.24              (6.53)           (18.30)            9.62            14.88
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                        2.40               2.37              2.34             2.30             2.34
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                              (0.56)             (0.78)            (0.82)           (0.47)           (0.76)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                  52                 52                72               84               92
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)      $33,253            $31,594           $40,789          $56,755          $47,335
------------------------------------------------------------------------------------------------------------------------------

+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDED 10/31

CLASS I                                          2003               2002              2001             2000             1999
Net asset value, beginning of period            $16.70             $17.69            $23.04           $22.63           $20.42
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income                          $0.09              $0.04             $0.02            $0.10            $0.06
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency             2.99              (1.03)            (3.83)            2.28             3.14
-----------------------------------------      -------             ------            ------           ------           ------
Total from investment operations                 $3.08             $(0.99)           $(3.81)           $2.38            $3.20
-----------------------------------------      -------             ------            ------           ------           ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on
  investments and foreign currency
  transactions                                     $--                $--            $(1.50)          $(1.97)          $(0.99)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                      --                 --             (0.04)              --               --
------------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                              --                 --                --+++            --               --
-----------------------------------------      -------             ------            ------           ------           ------
  Total distributions declared to
  shareholders                                     $--                $--            $(1.54)          $(1.97)          $(0.99)
-----------------------------------------      -------             ------            ------           ------           ------
Net asset value, end of period                  $19.78             $16.70            $17.69           $23.04           $22.63
-----------------------------------------      -------             ------            ------           ------           ------
Total return (%)                                 18.44              (5.60)           (17.54)           10.73            16.02
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                        1.40               1.37              1.34             1.30             1.34
------------------------------------------------------------------------------------------------------------------------------
Net investment income                             0.54               0.23              0.10             0.41             0.26
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                  52                 52                72               84               92
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)      $22,467             $2,325            $2,274           $2,312             $817
------------------------------------------------------------------------------------------------------------------------------

+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDED 10/31                                                                                            PERIOD ENDED
CLASS J                                          2003               2002            2001             2000            10/31/99*

Net asset value, beginning of period            $15.97              $17.08           $22.36           $22.21           $22.55
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS#

  Net investment loss                           $(0.09)             $(0.13)          $(0.15)          $(0.06)          $(0.10)
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency             2.86               (0.98)           (3.71)            2.19            (0.24)
-----------------------------------------      -------             ------            ------           ------           ------
Total from investment operations                 $2.77              $(1.11)          $(3.86)           $2.13           $(0.34)
-----------------------------------------      -------             ------            ------           ------           ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments
  and foreign currency transactions                $--                 $--           $(1.38)          $(1.98)             $--
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                      --                  --            (0.04)              --               --
------------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                              --                  --               --+++            --               --
-----------------------------------------      -------             ------            ------           ------           ------
  Total distributions declared to
  shareholders                                     $--                 $--           $(1.42)          $(1.98)             $--
-----------------------------------------      -------             ------            ------           ------           ------
Net asset value, end of period                  $18.74              $15.97           $17.08           $22.36           $22.21
-----------------------------------------      -------             ------            ------           ------           ------
Total return (%)(+)                              17.35               (6.50)          (18.29)            9.55            (1.51)++
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                        2.34                2.32             2.29             2.25             2.37+
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                              (0.53)              (0.73)           (0.78)           (0.27)           (1.34)+
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                  52                  52               72               84               92
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)      $24,701             $17,215          $15,446          $20,540             $724
------------------------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class J, July 9, 1999, through October 31, 1999.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns for Class J shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

                                                                    PERIOD ENDED
CLASS R1                                                              10/31/03*

Net asset value, beginning of period                                   $16.67
--------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss                                                  $(0.05)
--------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
    foreign currency                                                     2.89
----------------------------------------------------------------     --------
Total from investment operations                                        $2.84
----------------------------------------------------------------     --------
Net asset value, end of period                                         $19.51
----------------------------------------------------------------     --------
Total return (%)                                                        17.04++
--------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                                               1.83+
--------------------------------------------------------------------------------
Net investment loss                                                     (0.29)+
--------------------------------------------------------------------------------
Portfolio turnover                                                         52
--------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                              $1,265
--------------------------------------------------------------------------------

 * For the period from the inception of Class R1, December 31, 2002, through October 31, 2003.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Global Equity Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street") and J.P. Morgan Chase and Co. ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $46,067 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's other expenses were reduced by $6,002 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over- distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

The fund paid no distributions for the years ended October 31, 2003, and October 31, 2002.

During the year ended October 31, 2003, accumulated net investment loss decreased by $508,844, accumulated net realized loss on investments and foreign currency transactions decreased by $15,427, and paid-in capital decreased by $524,271 due to differences between book and tax accounting for currency transactions, passive foreign investment companies and net operating losses. This change had no effect on the net assets or net asset value per share.

As of October 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

      Capital loss carryforward                           $(101,845,597)
      ------------------------------------------------------------------
      Unrealized appreciation                               100,212,559
      ------------------------------------------------------------------
      Other temporary differences                               (92,169)
      ------------------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

      EXPIRATION DATE

      October 31, 2009                                     $(30,917,784)
      ------------------------------------------------------------------
      October 31, 2010                                      (52,621,770)
      ------------------------------------------------------------------
      October 31, 2011                                      (18,306,043)
      ------------------------------------------------------------------
      Total                                               $(101,845,597)
      ------------------------------------------------------------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

      First $800 million                                           1.00%
      ------------------------------------------------------------------
      Next $200 million of average net assets                      0.90%
      ------------------------------------------------------------------
      Next $1.5 billion of average net assets                      0.85%
      ------------------------------------------------------------------
      In excess of $2.5 billion of average net assets              0.75%
      ------------------------------------------------------------------

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded, defined benefit plan for inactive Trustees and an unfunded retirement benefit deferral plan for active Trustees. Included in Trustees' compensation is a net decrease of $7,037 as a result of the change in the fund's pension liability for active Trustees and a pension expense of $4,929 for inactive trustees for the year ended October 31, 2003.

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee not to exceed the following annual percentage rates of the fund's average daily net assets:

      First $2 billion                                           0.0175%
      ------------------------------------------------------------------
      Next $2.5 billion                                          0.0130%
      ------------------------------------------------------------------
      Next $2.5 billion                                          0.0005%
      ------------------------------------------------------------------
      In excess of $7 billion                                    0.0000%
      ------------------------------------------------------------------

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to class R2 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of class R2 shares to MFS for the provision of these services. No administrative service fee from class R2 shares were paid to MFS as of October 31, 2003.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $31,002 for the year ended October 31, 2003, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class J, Class R1 and Class R2 shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                             CLASS A         CLASS B         CLASS C         CLASS J        CLASS R1        CLASS R2

Distribution Fee               0.10%           0.75%           0.75%           0.70%           0.25%           0.25%
--------------------------------------------------------------------------------------------------------------------
Service Fee                    0.25%           0.25%           0.25%           0.25%           0.25%           0.25%
--------------------------------------------------------------------------------------------------------------------
Total Distribution
Plan                           0.35%           1.00%           1.00%           0.95%           0.50%           0.50%
--------------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended
October 31, 2003, amounted to:

                              CLASS A         CLASS B         CLASS C        CLASS R1

Service Fee Retained by MFD   $14,424          $2,311             $89             $--
----------------------------------------------------------------------------------------------------------------------

Fees incurred under the distribution plan during the year ended October 31, 2003, were as follows:

                                         CLASS A         CLASS B         CLASS C         CLASS J        CLASS R1

Effective Annual Percentage Rates         0.25%           1.00%           1.00%           0.95%           0.50%
------------------------------------------------------------------------------------------------------------------

Class R2 shares, which commenced operations on October 31, 2003, did not incur any fees.

Payment of the 0.10% per annum Class A distribution fee will be implemented on such a date as the Trustees of the fund may determine.

Class J shares are available for distribution through The Mizuho Bank Ltd. ("Mizuho Bank") and its network of financial intermediaries. Mizuho Bank also serves as the fund's agent securities company in Japan, and in that capacity represents the fund before Japanese regulatory authorities. MFD will pay to Mizuho Bank all of the service fees and all of the distribution fees attributable to Class J shares. A portion of the distribution fee equal to 0.05% per annum of the fund's average daily net assets attributable to Class J shares is paid to the Mizuho Bank to cover its services as the fund's agent securities company.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for class A shares, 12 months following the purchase, and, for class C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 2003, were as follows:
                                                 CLASS A    CLASS B    CLASS C

Contingent Deferred Sales Charges Imposed        $13,228   $216,748     $5,318
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%. Prior to April 1, 2003, the fee was 0.10% of the fund's average daily net assets.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $276,269,426 and $303,071,460, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

      Aggregate cost                                       $604,653,712
      ------------------------------------------------------------------
      Gross unrealized appreciation                        $108,485,342
      ------------------------------------------------------------------
      Gross unrealized depreciation                          (8,279,009)
      ------------------------------------------------------------------
      Net unrealized appreciation                          $100,206,333
      ------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                        Year ended 10/31/03                     Year ended 10/31/02
                                    SHARES              AMOUNT              SHARES              AMOUNT

CLASS A SHARES
Shares sold                         7,680,199         $131,756,696         12,574,948         $225,899,641
-----------------------------------------------------------------------------------------------------------
Shares reacquired                  (9,458,103)        (162,136,413)       (12,925,159)        (228,414,522)
-----------------------------------------------------------------------------------------------------------
Net decrease                       (1,777,904)        $(30,379,717)          (350,211)         $(2,514,881)
-----------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                         1,539,414          $25,984,580          1,846,934          $32,706,309
-----------------------------------------------------------------------------------------------------------
Shares reacquired                  (2,809,652)         (46,834,296)        (3,968,289)         (69,490,614)
-----------------------------------------------------------------------------------------------------------
Net decrease                       (1,270,238)        $(20,849,716)        (2,121,355)        $(36,784,305)
-----------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                           329,696           $5,482,420            456,602           $8,056,668
-----------------------------------------------------------------------------------------------------------
Shares reacquired                    (533,723)          (8,716,592)          (867,502)         (15,002,377)
-----------------------------------------------------------------------------------------------------------
Net decrease                         (204,027)         $(3,234,172)          (410,900)         $(6,945,709)
-----------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                         1,461,752          $24,857,744             50,270             $921,915
-----------------------------------------------------------------------------------------------------------
Shares reacquired                    (465,064)          (8,115,692)           (39,572)            (721,750)
-----------------------------------------------------------------------------------------------------------
Net increase                          996,688          $16,742,052             10,698             $200,165
-----------------------------------------------------------------------------------------------------------

CLASS J SHARES

Shares sold                           490,824           $8,875,375            321,433           $5,372,013
-----------------------------------------------------------------------------------------------------------
Shares reacquired                    (250,572)          (4,115,255)          (147,882)          (2,571,102)
-----------------------------------------------------------------------------------------------------------
Net increase                          240,252           $4,760,120            173,551           $2,800,911
-----------------------------------------------------------------------------------------------------------

                                        Period ended 10/31/03*
                                      SHARES              AMOUNT

CLASS R1 SHARES
Shares sold                           129,331           $2,338,964
---------------------------------------------------------------------
Shares reacquired                     (64,479)          (1,173,590)
---------------------------------------------------------------------
Net increase                           64,852           $1,165,374
---------------------------------------------------------------------
* For the period from the inception of Class R1, December 31, 2002, through October 31, 2003.

                                       Period ended 10/31/03**
                                      SHARES              AMOUNT

CLASS R2 SHARES
Shares sold                           255.344               $5,019
---------------------------------------------------------------------
Net increase                          255.344               $5,019
---------------------------------------------------------------------
** Class R2 shares, which commenced operations on October 31, 2003, had no operating activity.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended October 31, 2003, was $3,736. The fund had no significant borrowings during the year.

(7) SUBSEQUENT EVENT

The fund will charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 days following the acquisition (either by purchase or exchange) of fund shares made on or after December 8, 2003. See prospectus for details.

(8) LEGAL PROCEEDINGS

Massachusetts Financial Services Company ("MFS"), the fund's investment adviser, has been contacted by the Office of the New York State Attorney General ("NYAG") and the United States Securities and Exchange Commission ("SEC") in connection with their investigations of practices in the mutual fund industry identified as "market timing" mutual fund shares. MFS is cooperating with respect to these investigations. MFS has been informed that the SEC is considering whether to institute an enforcement action against MFS alleging false and misleading disclosure in certain MFS fund prospectuses and breach of fiduciary duty concerning market timing. The NYAG has also indicated that it is considering whether to commence an enforcement proceeding against MFS relating to these practices. MFS continues to discuss these matters with the SEC and the NYAG. Certain other regulatory authorities are also conducting investigations into these practices within the industry and have requested that MFS provide information to them.

In December 2003, MFS and Sun Life Financial Inc., along with certain MFS funds and Trustees who serve on the Board of Trustees of these MFS funds, were named as defendants in class action lawsuits filed in the United States District Court, District of Massachusetts seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of MFS funds during specified periods. The suits allege that certain defendants permitted market timing and late trading in the MFS funds which allegedly caused financial injury to the funds' shareholders. The defendants are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, sanctions, penalties, damages or injunctions regarding MFS, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance of MFS' mutual fund business.

Although MFS does not believe that these lawsuits will have a material adverse effect on the funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from related regulatory investigations or developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences for the funds.

-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

To the Trustees of MFS Series Trust VI and Shareholders of
MFS Global Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Equity Fund (the Fund) (one of the portfolios constituting MFS Series Trust VI), including the portfolio of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Global Equity Fund at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                   /s/ ERNST & YOUNG LLP
Boston, Massachusetts
December 12, 2003

------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
------------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust VI, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES
JEFFREY L. SHAMES(2) (born 06/02/55)                     ABBY M. O'NEILL (born 04/27/28)
Chairman                                                 Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59)                        Executive Officer
Trustee and President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35)
Executive Officer and Director                           Trustee
                                                         Hemenway & Barnes (attorneys), Partner
KEVIN R. PARKE(2) (born 12/14/59)
Trustee                                                  WILLIAM J. POORVU (born 04/10/35)
Massachusetts Financial Services Company,                Trustee
President, Chief Investment Officer and Director         Private investor; Harvard University Graduate
                                                         School of Business Administration, Class of 1961
INDEPENDENT TRUSTEES                                     Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37)                   investment trust), Director
Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38)
Surgery; Harvard Medical School, Professor of            Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WILLIAM R. GUTOW (born 09/27/41)                         (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Private investor and real estate consultant;             Nutraceuticals (professional nutritional
Capitol Entertainment Management Company (video          products), Chief Executive Officer (until May
franchise), Vice Chairman                                2001)

J. ATWOOD IVES (born 05/01/36)                           ELAINE R. SMITH (born 04/25/46)
Trustee                                                  Trustee
Private investor; KeySpan Corporation (energy            Independent health care industry consultant
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        WARD SMITH (born 09/13/30)
and Chief Executive Officer (until November 2000)        Trustee
                                                         Private investor

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Trustees and Officers - continued

OFFICERS
JOHN W. BALLEN (born 09/12/59)                           ROBERT R. FLAHERTY (born 09/18/63)
Trustee and President                                    Assistant Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Vice
Executive Officer and Director                           President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59)
Assistant Secretary and Assistant Clerk                  RICHARD M. HISEY (born 08/29/58)
Massachusetts Financial Services Company, Senior         Treasurer
Vice President and Associate General Counsel             Massachusetts Financial Services Company, Senior
                                                         Vice President (since July 2002); The Bank of New
STEPHEN E. CAVAN (born 11/06/53)                         York, Senior Vice President (September 2000 to
Secretary and Clerk                                      July 2002); Lexington Global Asset Managers, Inc.,
Massachusetts Financial Services Company, Senior         Executive Vice President and Chief Financial
Vice President, General Counsel and Secretary            Officer (prior to September 2000); Lexington
                                                         Funds, Treasurer (prior to September 2000)
STEPHANIE A. DESISTO (born 10/01/53)
Assistant Treasurer                                      ELLEN MOYNIHAN (born 11/13/57)
Massachusetts Financial Services Company, Vice           Assistant Treasurer
President (since April 2003); Brown Brothers             Massachusetts Financial Services Company, Vice
Harriman & Co., Senior Vice President (November          President
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President             JAMES O. YOST (born 06/12/60)
(prior to November 2002)                                 Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
                                                         Vice President

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Sherratt and Smith, and Ms. O'Neill, have served in their capacity as Trustee of the
Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and
Ms. Smith, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 110 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                       CUSTODIANS
Massachusetts Financial Services Company                 State Street Bank and Trust Company
500 Boylston Street, Boston, MA                          225 Franklin Street, Boston, MA
02116-3741                                               02110

DISTRIBUTOR                                              J.P. Morgan Chase and Co.
MFS Fund Distributors, Inc.                              One Chase Manhattan Plaza
500 Boylston Street, Boston, MA                          New York, NY 10081
02116-3741
                                                         AUDITORS
PORTFOLIO MANAGER                                        Ernst & Young LLP
David R. Mannheim(1)

(1) MFS Investment Management

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

A prospectus containing more complete information, including investment objectives, risks, charges and expenses, for any of the MFS products can be obtained from your investment professional. You should read and consider the information carefully before investing.

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

-------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED)

If applicable, in January 2004, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2003.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CONTACT INFORMATION
-------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to WWW.MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to www.mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
                                                             LGE-ANN-12/03 79M

MFS(R) Mutual Funds

ANNUAL REPORT 10/31/03

[graphic omitted]

MFS(R) GLOBAL TOTAL RETURN FUND

A path for pursuing opportunity

                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
--------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) GLOBAL TOTAL RETURN FUND

The fund seeks total return by providing above-average income (compared to a portfolio invested entirely in equity securities) and opportunities for growth of capital and income.

-------------------------------------------------------------------------------
To view MFS' statement concerning regulatory issues affecting the mutual fund industry and the firm, please visit www.mfs.com.
-------------------------------------------------------------------------------

TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CHAIRMAN                           1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           2
----------------------------------------------------
MANAGEMENT REVIEW                                  3
----------------------------------------------------
PERFORMANCE SUMMARY                                7
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          10
----------------------------------------------------
FINANCIAL STATEMENTS                              25
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     35
----------------------------------------------------
INDEPENDENT AUDITORS' REPORT                      46
----------------------------------------------------
TRUSTEES AND OFFICERS                             47
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       49
----------------------------------------------------
FEDERAL TAX INFORMATION                           50
----------------------------------------------------
CONTACT INFORMATION                               51

-------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
-------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Jeffrey L. Shames]

In our view, the past year has been a promising one for investors. Financial markets have improved steadily, spurred by indications of a global economic recovery.

These developments make this an encouraging time for MFS and for our shareholders. But we also think it's a time to reinforce the fundamentals of a sound investment strategy.

At MFS, we think in any market environment the best approach for investors is disciplined diversification. This method of investing involves three simple steps. First, allocate your holdings across the major asset classes. Second, diversify within each class so that you get exposure to different investment styles, such as growth and value, and market sectors, such as government and corporate bonds. Finally, to respond to the way market activity can shift the value of your accounts, rebalance your accounts on a routine schedule, such as once per year. Doing so will help you maintain your desired allocation across each asset class.

These investing fundamentals are often lost when markets are on an upswing. At such times, it's easy to be tempted to shift your holdings in the current, "hottest" performing investment. History suggests, however, that it is difficult to predict year after year what the best performing sector or market will be. While it is true that the past cannot offer any guarantees for the future, the markets historically have demonstrated the benefits of taking the prudent approach and spreading your assets across a variety of holdings. For investors with long-term goals such as college or retirement, a balanced approach usually makes the most sense. As always, your investment professional can help you identify an appropriate mix of investments for your needs.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    November 20, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
-------------------------------------------------------------------------------

THE HUMAN SIDE OF MONEY MANAGEMENT

For nearly 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

MARKET ENVIRONMENT

Overall improvement in the global economy characterized the markets for the six-month period ended October 31, 2003. Global stock markets, led by technology and telecommunications stocks, rallied from mid-March through the end of October with only a few pauses. Left behind were concerns about an uncertain global political climate and sluggish economic conditions. In our view, investors became more optimistic about the future and aggressively moved into higher-risk, more economically sensitive securities and out of more conservative holdings.

Equity markets everywhere appeared to focus on clear signs of recovery, especially in the United States and, to a lesser extent, in Japan and Europe. Questions about the sustainability of the recovery were present in the bond markets, where yield spreads have increased but have remained at subdued levels. Low yields have been anchored by accommodative global monetary policies as the central banks sought to stimulate economic growth by keeping interest rates low. As a result, we have started to see a pickup in capital spending in the United States and an increase in consumer spending in Europe.

FUND POSITIONING

The fund maintained a roughly 60% stock and 40% bond split throughout the period. Among its stock sector allocations, financial services and consumer staples were the funds two largest groups. The weighting given to financial services was in line with that of the Morgan Stanley Capital International World Index. We were overweighted in consumer staples relative to that same index.

Fixed-income holdings emphasized European government bonds. We reduced our exposure to U.S. Treasuries and have severely underweighted Japanese government bonds. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) The fund's currency exposure has maintained a "dollar weakness" theme and emphasized, to varying degrees, the Euro, the Canadian dollar, the Australian dollar, and the Swedish Krona.


-----------------------------------------------
TOP 5 FIXED INCOME HOLDINGS
AS OF 10/31/03

TOTAL S.A.                                 2.0%
French integrated oil and gas company
-----------------------------------------------
ALTRIA GROUP, INC.                         1.9%
Food and tobacco company, formerly
Philip Morris
-----------------------------------------------
CITIGROUP, INC.                            1.9%
Diversified financial services company
-----------------------------------------------
BP PLC                                     1.9%
British oil and petrochemical company
-----------------------------------------------
FLEETBOSTON FINANCIAL CORP.                1.6%
Diversified financial services company
-----------------------------------------------
The portfolio is actively managed, and current
holdings may be different.
-----------------------------------------------

DETRACTORS FROM PERFORMANCE

The fund continued to be underweighted in technology stocks relative to its benchmark indices. Although the group made a strong contribution to absolute fund returns for the period, the underweighting in technology, especially Intel and Cisco Systems, held back relative returns. We believed that technology stock prices were too high in light of the growth potential that we saw for the group.

The fund's overweighting in consumer staples also detracted from relative returns. Although there was little that was fundamentally weak in the sector, returns from the group lagged other sectors that were more sensitive to improving economic conditions.

We have maintained a structural underweighting in Japanese government bonds that has benefited fund performance. We were also underweighted in the Japanese yen (although we have added to our yen position more recently) and that underweighting has adversely affected performance.

Individual stock detractors from performance included British educational publisher Reed Elsevier, Swiss agrichemical company Syngenta, and overseas pharmaceutical companies Schering, Aventis, and Novartis. Reed Elsevier's stock declined as investors worried about the strength of the company's U.S. textbook business because of cuts made to education budgets in the United States. Syngenta's costcutting efforts were offset by the greater-than-expected impact on earnings of a weak U.S. dollar. The weak performance of the three pharmaceutical companies was fairly typical for most drug companies. Pharmaceutical stocks fell out of favor with investors as they turned to stocks with more sensitivity to an economic upturn.

CONTRIBUTORS TO PERFORMANCE

Stock selections in the retail sector contributed the strongest relative returns for the period. In our view, the performance for the sector reflects generally strong levels of consumer spending worldwide. British home improvement retailer Kingfisher was among the fund's top-performing holdings.

Financial services was the largest stock sector allocation for the period, and the group contributed strong results. FleetBoston Financial and Austrian Erste Bank were among the group's better-performing stocks. The Bank of America's announced buyout of FleetBoston caused Fleet's stock price to rise significantly. Erste Bank did very well with its business lending to eastern European companies and benefited from improving economic conditions in that region.

Our decision to underweight the health care sector proved to be a good one as most pharmaceutical stocks in the group continued to suffer from competition, patent challenges, and investor concerns about thin pipelines of new drugs in development. However, Japanese pharmaceutical company Chugai did do well during the period. Majority owned by health care conglomerate Hoffman-LaRoche, Chugai stock rose on news of strong revenue growth.

Other contributors to performance included U.S. machinery manufacturer Caterpillar, and Japanese telecommunications company KDDI. Caterpillar continued to benefit from its improved operating efficiencies and the positive impact of foreign currency from overseas sales, and KDDI's stock price rose as a result of its cost-cutting efforts and investors' apparent focus on the company's potential for better profit margins.

Fixed-income performance benefited from overweighting European government bonds against U.S. and Japanese government bonds. Fund performance also benefited from overweightings in the Euro, the Australian dollar, the Canadian dollar, and, more recently, the British pound against the weaker U.S. dollar.

/s/ Steven R. Gorham                    /s/ Barnaby Wiener

    Steven R. Gorham                        Barnaby Wiener
    Portfolio Manager                       Portfolio Manager

/s/ Matthew W. Ryan

    Matthew W. Ryan
    Portfolio Manager

-------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment- related news.

o From Week in Review, link to MFS Global Investment Perspective for our current view of the world.

-------------------------------------------------------------------------------

Note to shareholders: Effective January 15, 2003, Barnaby Wiener became a manager of the fund. Prior to May 1, 2003, Frederick J. Simmons also co-managed the fund.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 10/31/03
-------------------------------------------------------------------------------

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.)

VISIT WWW.MFS.COM FOR THE MOST CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended 10/31/03)


            MFS Global
              Total       Lipper Global  Standard &      60% MSCI World
             Return         Flexible       Poor's         Index/40% J.P.
              Fund --         Fund       500 Stock         Morgan Global
             Class A         Index         Index        Government Bond Index

10/93       $ 9,525        $10,000        $10,000            $10,000
10/95         9,916         10,196         10,386             10,577
10/97        12,732         12,762         16,290             13,276
10/99        16,837         15,222         26,251             17,020
10/01        19,044         19,641         34,997             19,058
10/03        20,485         19,116         26,958             18,923


TOTAL RETURNS

--------------------
Average annual
without sales charge
--------------------
                         Class
   Share class      inception date      1-yr      3-yr       5-yr      10-yr
------------------------------------------------------------------------------
        A              9/04/1990        16.09%      2.46%     4.00%      7.96%
------------------------------------------------------------------------------
        B              9/07/1993        15.33%      1.80%     3.32%      7.24%
------------------------------------------------------------------------------
        C              1/03/1994        15.27%      1.80%     3.33%      7.28%
------------------------------------------------------------------------------
        I              1/02/1997        16.49%      2.83%     4.39%      8.23%
------------------------------------------------------------------------------
       R1*            12/31/2002        15.94%      2.42%     3.97%      7.94%
------------------------------------------------------------------------------
      R2**            10/31/2003           N/A        N/A       N/A        N/A
------------------------------------------------------------------------------

--------------------
Average annual
--------------------

Comparative Benchmarks                  1-yr      3-yr       5-yr      10-yr
------------------------------------------------------------------------------
Average global flexible portfolio
funds+                                  22.14%     -0.54%     4.57%      7.47%
------------------------------------------------------------------------------
Lipper Global Flexible
Fund Index                              20.69%     -0.90%     4.66%      6.69%
------------------------------------------------------------------------------
Standard & Poor's 500
Stock Index#                            20.79%     -8.33%     0.53%     10.43%
------------------------------------------------------------------------------
60% MSCI World Index/
40% J.P. Morgan Global
Government Bond Index#                  20.12%     -0.24%     2.14%      6.59%
------------------------------------------------------------------------------

--------------------
Average annual
with sales charge
--------------------

Share class
------------------------------------------------------------------------------
        A                               10.58%      0.81%     2.99%      7.43%
------------------------------------------------------------------------------
        B                               11.33%      0.88%     3.00%      7.24%
------------------------------------------------------------------------------
        C                               14.27%      1.80%     3.33%      7.28%
------------------------------------------------------------------------------
I, R1, and R2 class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

--------------------
Cumulative
without sales charge
--------------------

------------------------------------------------------------------------------
        A                               16.09%      7.57%    21.67%    115.07%
------------------------------------------------------------------------------
        B                               15.33%      5.50%    17.73%    101.11%
------------------------------------------------------------------------------
        C                               15.27%      5.49%    17.78%    101.83%
------------------------------------------------------------------------------
        I                               16.49%      8.72%    23.96%    120.55%
------------------------------------------------------------------------------
       R1*                              15.94%      7.43%    21.51%    114.78%
------------------------------------------------------------------------------
      R2**                                 N/A        N/A       N/A        N/A
------------------------------------------------------------------------------
 + Source: Lipper Inc., an independent firm that reports mutual fund performance.
 #  Source: Standard & Poor's Micropal, Inc.
 *  Effective November 3, 2003, Class R shares have been renamed R1 shares.
** Class R2 shares commenced investment operations on October 31, 2003. Therefore, no performance information is available.

INDEX DEFINITIONS

STANDARD & POOR'S 500 STOCK INDEX - a commonly used measure of the broad U.S. stock market.

60% MSCI WORLD INDEX/40% J.P. MORGAN GLOBAL GOVERNMENT BOND INDEX - a customized index composed of the MSCI World Index, which measures the performance of stock markets of developed countries, and the J.P. Morgan Global Government Bond Index, which measures the performance of the government bond markets around the world.

LIPPER GLOBAL FLEXIBLE FUND INDEX - measures the performance of funds that allocate their investments across various asset classes.

Note to shareholders: Effective August 26, 2003, the Lipper Global Flexible Fund Index has been removed from the fund.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A results, including sales charge, reflects the deduction of the maximum 4.75% sales charge. Class B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C results, including sales charge, redeemed within one year from the end of the calendar month of purchase reflects the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R1 and R2 shares have no sales charges and are available only to certain retirement plans.

Performance for share classes offered after class A shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Any such subsidy or waiver is voluntary and may be revised or rescinded at any time without notice. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

-----------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 10/31/03
-----------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 59.7%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES               $ VALUE
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 31.5%
-----------------------------------------------------------------------------------------------------
Australia - 0.3%
-----------------------------------------------------------------------------------------------------
Australia & New Zealand Banking Group Ltd. (Banks &
Credit Cos.)*                                                            98,579            $1,242,596
-----------------------------------------------------------------------------------------------------
News Corp., Ltd. (Broadcast & Cable TV)*                                 45,493               404,309
-----------------------------------------------------------------------------------------------------
                                                                                           $1,646,905
-----------------------------------------------------------------------------------------------------
Austria - 0.2%
-----------------------------------------------------------------------------------------------------
Erste Bank der Oesterreichischen Sparkassen AG (Banks &
Credit Cos.)                                                              9,400            $1,038,019
-----------------------------------------------------------------------------------------------------

Bermuda - 0.2%
-----------------------------------------------------------------------------------------------------
Ace Ltd. (Insurance)                                                     34,070            $1,226,520
-----------------------------------------------------------------------------------------------------

Canada - 1.0%
-----------------------------------------------------------------------------------------------------
BCE, Inc. (Telephone Services)                                           26,517              $600,101
-----------------------------------------------------------------------------------------------------
Canadian National Railway Co. (Railroad & Shipping)                      41,877             2,520,995
-----------------------------------------------------------------------------------------------------
Canadian Natural Resources Ltd. (Oil Services)                            7,700               326,856
-----------------------------------------------------------------------------------------------------
Nortel Networks Corp. (Telecommunications - Wireline)*                  129,500               576,275
-----------------------------------------------------------------------------------------------------
Talisman Energy, Inc. (Energy - Independent)                             14,600               712,732
-----------------------------------------------------------------------------------------------------
                                                                                           $4,736,959
-----------------------------------------------------------------------------------------------------
Denmark - 0.5%
-----------------------------------------------------------------------------------------------------
Danske Bank (Banks & Credit Cos.)                                       117,190            $2,361,373
-----------------------------------------------------------------------------------------------------

Finland - 0.8%
-----------------------------------------------------------------------------------------------------
Fortum OYJ (Energy - Independent)                                       406,900            $3,746,381
-----------------------------------------------------------------------------------------------------

France - 4.0%
-----------------------------------------------------------------------------------------------------
Aventis S.A. (Pharmaceuticals)                                           17,880              $945,599
-----------------------------------------------------------------------------------------------------
Cap Gemini S.A. (Computer Software - Systems)                            11,000               553,647
-----------------------------------------------------------------------------------------------------
Carrefour S.A. (Food & Drug Stores)                                       8,700               456,167
-----------------------------------------------------------------------------------------------------
Credit Agricole SA (Banks & Credit Cos.)                                 96,100             2,038,511
-----------------------------------------------------------------------------------------------------
France Telecom S.A. (Telephone Services)                                123,000             2,973,288
-----------------------------------------------------------------------------------------------------
L'Air Liquide S.A. (Specialty Chemicals)                                  8,875             1,313,801
-----------------------------------------------------------------------------------------------------
Renault S.A. (Automotive)                                                19,300             1,275,031
-----------------------------------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)                                 19,810             1,224,772
-----------------------------------------------------------------------------------------------------
Societe Television Francaise 1 (Broadcast & Cable TV)                     8,380               251,024
-----------------------------------------------------------------------------------------------------
Suez S.A. (Utilities - Electric Power)                                   97,300             1,558,989
-----------------------------------------------------------------------------------------------------
Total S.A., "B" (Energy - Independent)                                    8,100             1,257,383
-----------------------------------------------------------------------------------------------------
Total S.A., ADR (Energy - Integrated)                                    78,420             6,122,249
-----------------------------------------------------------------------------------------------------
                                                                                          $19,970,461
-----------------------------------------------------------------------------------------------------
Germany - 1.1%
-----------------------------------------------------------------------------------------------------
Bayerische Motoren Werke AG (Automotive)                                 55,500            $2,219,900
-----------------------------------------------------------------------------------------------------
Porsche AG (Automotive)                                                   2,816             1,381,437
-----------------------------------------------------------------------------------------------------
Schering AG (Pharmaceuticals)                                            39,500             1,842,256
-----------------------------------------------------------------------------------------------------
                                                                                           $5,443,593
-----------------------------------------------------------------------------------------------------
Grand Cayman Islands
-----------------------------------------------------------------------------------------------------
Fresh Del Monte Produce, Inc. (Food & Non Alcoholic
Beverages)                                                                3,900               $97,500
-----------------------------------------------------------------------------------------------------

Hong Kong - 0.5%
-----------------------------------------------------------------------------------------------------
CNOOC Ltd. (Energy - Independent)                                       647,000            $1,220,205
-----------------------------------------------------------------------------------------------------
Hong Kong Electric Holdings Ltd. (Utilities - Electric
Power)                                                                  343,000             1,337,912
-----------------------------------------------------------------------------------------------------
                                                                                           $2,558,117
-----------------------------------------------------------------------------------------------------
Indonesia
-----------------------------------------------------------------------------------------------------
PT Bank Rakyat Indonesia (Banks & Credit Cos.)*                         552,000               $60,095
-----------------------------------------------------------------------------------------------------

Ireland - 0.7%
-----------------------------------------------------------------------------------------------------
Bank of Ireland (Banks & Credit Cos.)                                   149,970            $1,861,372
-----------------------------------------------------------------------------------------------------
Irish Life & Permanent PLC (Banks & Credit Cos.)                        114,460             1,601,371
-----------------------------------------------------------------------------------------------------
                                                                                           $3,462,743
-----------------------------------------------------------------------------------------------------
Italy - 1.3%
-----------------------------------------------------------------------------------------------------
Enel S.p.A (Utilities - Electric Power)                                 170,000            $1,061,897
-----------------------------------------------------------------------------------------------------
Eni S.p.A (Energy - Integrated)                                         176,200             2,794,523
-----------------------------------------------------------------------------------------------------
Italcementi S.p.A (Home Construction)                                   216,000             1,559,895
-----------------------------------------------------------------------------------------------------
Telecom Italia Mobile S.p.A. (Wireless Communications)                  177,700               819,085
-----------------------------------------------------------------------------------------------------
                                                                                           $6,235,400
-----------------------------------------------------------------------------------------------------

Japan - 4.1%
-----------------------------------------------------------------------------------------------------
Brother Industries Ltd. (Electronics)                                   164,000            $1,525,166
-----------------------------------------------------------------------------------------------------
Canon, Inc. (PC & Peripheral)                                            51,000             2,464,081
-----------------------------------------------------------------------------------------------------
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)                       181,200             2,577,052
-----------------------------------------------------------------------------------------------------
Credit Saison Co., Ltd. (Banks & Credit Cos.)                            46,700               975,479
-----------------------------------------------------------------------------------------------------
Denso Corp. (Automotive)                                                 38,000               719,553
-----------------------------------------------------------------------------------------------------
Honda Motor Co., Ltd. (Automotive)                                       71,400             2,814,240
-----------------------------------------------------------------------------------------------------
Japan Telecom Holdings Co., Ltd. (Telephone Services)                       504             1,505,912
-----------------------------------------------------------------------------------------------------
KDDI Corp. (Telephone Services)                                             252             1,366,306
-----------------------------------------------------------------------------------------------------
Nissan Motor Co. (Automotive)                                            24,700               276,364
-----------------------------------------------------------------------------------------------------
Tokyo Broadcasting System, Inc. (Broadcast & Cable TV)                   71,200             1,138,709
-----------------------------------------------------------------------------------------------------
Tokyo Gas Co., Ltd. (Natural Gas Distribution)                          955,000             3,269,776
-----------------------------------------------------------------------------------------------------
Toyota Motor Corp. (Automotive)                                          66,200             1,881,809
-----------------------------------------------------------------------------------------------------
                                                                                          $20,514,447
-----------------------------------------------------------------------------------------------------
Mexico - 0.2%
-----------------------------------------------------------------------------------------------------
Grupo Financiero Inbursa, S.A. de C.V. (Banks & Credit
Cos.)                                                                   714,700              $801,291
-----------------------------------------------------------------------------------------------------

Netherlands - 0.6%
-----------------------------------------------------------------------------------------------------
Elsevier N.V. (Printing & Publishing)                                    74,040              $823,537
-----------------------------------------------------------------------------------------------------
STMicroelectronics N.V. (Electronics)                                    18,700               497,197
-----------------------------------------------------------------------------------------------------
Unilever N.V. (Food & Non Alcohol Beverages)                             12,800               742,626
-----------------------------------------------------------------------------------------------------
VNU N.V. (Printing & Publishing)*                                        29,506               897,558
-----------------------------------------------------------------------------------------------------
                                                                                           $2,960,918
-----------------------------------------------------------------------------------------------------
New Zealand - 0.2%
-----------------------------------------------------------------------------------------------------
Telecom Corp. of New Zealand Ltd. (Telephone Services)*                 371,855            $1,102,274
-----------------------------------------------------------------------------------------------------

Norway - 0.5%
-----------------------------------------------------------------------------------------------------
DnB Holding ASA (Banks & Credit Cos.)                                   461,200            $2,688,738
-----------------------------------------------------------------------------------------------------

Singapore - 0.4%
-----------------------------------------------------------------------------------------------------
DBS Group Holdings Ltd. (Banks & Credit Cos.)                            70,000              $575,337
-----------------------------------------------------------------------------------------------------
Singapore Telecommunications Ltd. (Telephone Services)                1,099,000             1,086,462
-----------------------------------------------------------------------------------------------------
United Overseas Bank Ltd. (Banks & Credit Cos.)                          51,000               398,655
-----------------------------------------------------------------------------------------------------
                                                                                           $2,060,454
-----------------------------------------------------------------------------------------------------
South Korea - 0.2%
-----------------------------------------------------------------------------------------------------
Korea Tobacco & Ginseng Corp., GDR (Tobacco)*##                          94,820              $913,344
-----------------------------------------------------------------------------------------------------

Spain - 1.2%
-----------------------------------------------------------------------------------------------------
Altadis S.A. (Tobacco)                                                   56,690            $1,373,004
-----------------------------------------------------------------------------------------------------
Antena 3 Television (Leisure & Toys)*                                       948                30,929
-----------------------------------------------------------------------------------------------------
Iberdrola S.A. (Utilities - Electric Power)                              70,350             1,172,107
-----------------------------------------------------------------------------------------------------
Telefonica S.A. (Telephone Services)                                    272,300             3,382,848
-----------------------------------------------------------------------------------------------------
                                                                                           $5,958,888
-----------------------------------------------------------------------------------------------------
Sweden - 0.5%
-----------------------------------------------------------------------------------------------------
Autoliv, Inc. (Automotive)                                               23,200              $763,901
-----------------------------------------------------------------------------------------------------
Swedish Match AB (Tobacco)                                              227,800             1,853,290
-----------------------------------------------------------------------------------------------------
                                                                                           $2,617,191
-----------------------------------------------------------------------------------------------------
Switzerland - 3.8%
-----------------------------------------------------------------------------------------------------
Converium Holding AG (Insurance)                                         23,400            $1,151,150
-----------------------------------------------------------------------------------------------------
Givaudan S.A. (Consumer Goods & Services)                                 2,700             1,215,207
-----------------------------------------------------------------------------------------------------
Nestle S.A. (Food & Non-Alcohol Beverages)                               17,441             3,833,617
-----------------------------------------------------------------------------------------------------
Novartis AG (Pharmaceuticals)                                           113,800             4,330,619
-----------------------------------------------------------------------------------------------------
Roche Holding AG (Pharmaceuticals)                                       21,100             1,743,150
-----------------------------------------------------------------------------------------------------
Syngenta AG (Chemicals)                                                  79,891             4,273,635
-----------------------------------------------------------------------------------------------------
UBS AG (Banks & Credit Cos.)                                             41,593             2,549,905
-----------------------------------------------------------------------------------------------------
                                                                                          $19,097,283
-----------------------------------------------------------------------------------------------------
United Kingdom - 9.2%
-----------------------------------------------------------------------------------------------------
Amdocs Ltd. (Computer Software)*                                          9,280              $199,149
-----------------------------------------------------------------------------------------------------
AstraZeneca Group PLC (Pharmaceuticals)                                  44,500             2,089,003
-----------------------------------------------------------------------------------------------------
BOC Group PLC (Specialty Chemicals)*                                     45,200               615,939
-----------------------------------------------------------------------------------------------------
BP PLC (Energy - Integrated)*                                            89,300               619,424
-----------------------------------------------------------------------------------------------------
BP PLC, ADR (Energy - Integrated)                                       131,696             5,581,276
-----------------------------------------------------------------------------------------------------
British Sky Broadcasting Group PLC (Broadcast & Cable TV)                33,850               367,411
-----------------------------------------------------------------------------------------------------
Cadbury Schweppes PLC (Food & Non Alcohol Beverages)*                   290,690             1,862,291
-----------------------------------------------------------------------------------------------------
Diageo PLC (Alcoholic Beverages)*                                       371,113             4,361,667
-----------------------------------------------------------------------------------------------------
GlaxoSmithKline PLC (Pharmaceuticals)*                                   25,800               552,195
-----------------------------------------------------------------------------------------------------
Granada Compass PLC (Broadcast & Cable TV)*                             420,800               836,761
-----------------------------------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)*                                    70,100             1,161,517
-----------------------------------------------------------------------------------------------------
Johnston Press PLC (Printing & Publishing)                              143,500             1,131,665
-----------------------------------------------------------------------------------------------------
Kesa Electricals PLC (Specialty Stores)*                                170,410               705,177
-----------------------------------------------------------------------------------------------------
Kingfisher PLC (Specialty Stores)*                                      356,794             1,709,421
-----------------------------------------------------------------------------------------------------
NEXT PLC (General Merchandise)                                           81,380             1,628,594
-----------------------------------------------------------------------------------------------------
Reckitt Benckiser PLC (Consumer Goods & Services)*                      219,298             4,611,789
-----------------------------------------------------------------------------------------------------
Reed Elsevier PLC (Printing & Publishing)                               385,210             2,992,100
-----------------------------------------------------------------------------------------------------
Rio Tinto PLC (Metals & Mining)*                                         53,300             1,291,732
-----------------------------------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks & Credit Cos.)*                 114,233             3,059,051
-----------------------------------------------------------------------------------------------------
Severn Trent PLC (Utilities - Electric Power)                           107,600             1,291,988
-----------------------------------------------------------------------------------------------------
Unilever PLC (Food & Non Alcohol Beverages)                             160,000             1,363,544
-----------------------------------------------------------------------------------------------------
United Utilities PLC (Utilities - Electric Power)*                      505,400             2,387,116
-----------------------------------------------------------------------------------------------------
Vodafone Group PLC (Wireless - Communications)*                       1,680,943             3,527,859
-----------------------------------------------------------------------------------------------------
William Hill Organization Ltd. (Gaming & Lodging)                       228,740             1,315,088
-----------------------------------------------------------------------------------------------------
Yell Group PLC (Broadcast & Cable TV)*                                  180,370               877,929
-----------------------------------------------------------------------------------------------------
                                                                                          $46,139,686
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                     $157,438,580
-----------------------------------------------------------------------------------------------------

U.S. Stocks - 28.2%
-----------------------------------------------------------------------------------------------------
Aerospace - 0.5%
-----------------------------------------------------------------------------------------------------
Alliant Techsystems, Inc.*                                                2,440              $126,294
-----------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                     7,560               350,482
-----------------------------------------------------------------------------------------------------
Northrop Grumman Corp.                                                   21,600             1,931,040
-----------------------------------------------------------------------------------------------------
                                                                                           $2,407,816
-----------------------------------------------------------------------------------------------------
Banks & Credit Companies - 6.5%
-----------------------------------------------------------------------------------------------------
American Express Co.                                                     32,200            $1,511,146
-----------------------------------------------------------------------------------------------------
Bank of America Corp.                                                    62,900             4,763,417
-----------------------------------------------------------------------------------------------------
Bank One Corp.                                                           22,700               963,615
-----------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                         119,846             5,680,701
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                                          63,360             4,542,278
-----------------------------------------------------------------------------------------------------
FleetBoston Financial Corp.                                             118,070             4,768,847
-----------------------------------------------------------------------------------------------------
MBNA Corp.                                                               13,410               331,898
-----------------------------------------------------------------------------------------------------
Mellon Financial Corp.                                                  107,200             3,202,064
-----------------------------------------------------------------------------------------------------
PNC Financial Services Group Co.                                         20,700             1,108,899
-----------------------------------------------------------------------------------------------------
SunTrust Banks, Inc.                                                     55,100             3,695,557
-----------------------------------------------------------------------------------------------------
U.S. Bancorp                                                             16,820               457,840
-----------------------------------------------------------------------------------------------------
Wachovia Corp.                                                           25,660             1,177,024
-----------------------------------------------------------------------------------------------------
Washington Mutual, Inc.                                                   6,340               277,375
-----------------------------------------------------------------------------------------------------
                                                                                          $32,480,661
-----------------------------------------------------------------------------------------------------

Biotechnology - 0.1%
-----------------------------------------------------------------------------------------------------
Genzyme Corp.*                                                            8,280              $380,052
-----------------------------------------------------------------------------------------------------

Broadcast & Cable TV - 1.1%
-----------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc.                                        4,620              $188,588
-----------------------------------------------------------------------------------------------------
Comcast Corp., "Special A"*                                              72,300             2,358,426
-----------------------------------------------------------------------------------------------------
Cox Communications, Inc., "A"*                                           54,900             1,870,443
-----------------------------------------------------------------------------------------------------
Hearst-Argyle Television, Inc.*                                           4,890               118,387
-----------------------------------------------------------------------------------------------------
Time Warner, Inc.*                                                       57,100               873,059
-----------------------------------------------------------------------------------------------------
                                                                                           $5,408,903
-----------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 1.5%
-----------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                                                40,590            $3,811,401
-----------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                                            5,360               385,920
-----------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                                54,760             3,241,792
-----------------------------------------------------------------------------------------------------
                                                                                           $7,439,113
-----------------------------------------------------------------------------------------------------
Business Services - 0.1%
-----------------------------------------------------------------------------------------------------
First Data Corp.                                                          9,740              $347,718
-----------------------------------------------------------------------------------------------------

Chemicals - 1.3%
-----------------------------------------------------------------------------------------------------
Air Products & Chemicals, Inc.                                           52,340            $2,376,760
-----------------------------------------------------------------------------------------------------
Dow Chemical Co.                                                         60,680             2,287,029
-----------------------------------------------------------------------------------------------------
PPG Industries, Inc.                                                     34,900             2,011,985
-----------------------------------------------------------------------------------------------------
                                                                                           $6,675,774
-----------------------------------------------------------------------------------------------------
Computer Software - 0.5%
-----------------------------------------------------------------------------------------------------
Microsoft Corp.                                                          70,740            $1,849,851
-----------------------------------------------------------------------------------------------------
Oracle Corp.*                                                            44,830               536,167
-----------------------------------------------------------------------------------------------------
                                                                                           $2,386,018
-----------------------------------------------------------------------------------------------------
Computer Software - Systems - 0.5%
-----------------------------------------------------------------------------------------------------
International Business Machines Corp.                                    26,790            $2,397,169
-----------------------------------------------------------------------------------------------------
Xerox Corp.*                                                              8,780                92,190
-----------------------------------------------------------------------------------------------------
                                                                                           $2,489,359
-----------------------------------------------------------------------------------------------------
Consumer Goods & Services - 0.8%
-----------------------------------------------------------------------------------------------------
Gillette Co.                                                              8,770              $279,763
-----------------------------------------------------------------------------------------------------
Kimberly-Clark Corp.                                                     68,100             3,596,361
-----------------------------------------------------------------------------------------------------
                                                                                           $3,876,124
-----------------------------------------------------------------------------------------------------

Containers - 0.1%
-----------------------------------------------------------------------------------------------------
Owens Illinois, Inc.*                                                     8,760              $107,748
-----------------------------------------------------------------------------------------------------
Smurfit-Stone Container Corp.*                                           31,800               492,900
-----------------------------------------------------------------------------------------------------
                                                                                             $600,648
-----------------------------------------------------------------------------------------------------
Electrical Equipment - 0.7%
-----------------------------------------------------------------------------------------------------
Emerson Electric Co.                                                     42,700            $2,423,225
-----------------------------------------------------------------------------------------------------
General Electric Co.                                                     34,600             1,003,746
-----------------------------------------------------------------------------------------------------
                                                                                           $3,426,971
-----------------------------------------------------------------------------------------------------
Energy - Independent - 0.3%
-----------------------------------------------------------------------------------------------------
Marathon Oil Corp.                                                        5,350              $158,199
-----------------------------------------------------------------------------------------------------
Unocal Corp.                                                             46,300             1,466,784
-----------------------------------------------------------------------------------------------------
Valero Energy Corp.                                                       2,440               104,188
-----------------------------------------------------------------------------------------------------
                                                                                           $1,729,171
-----------------------------------------------------------------------------------------------------
Energy - Integrated - 0.9%
-----------------------------------------------------------------------------------------------------
ConocoPhillips                                                           41,000            $2,343,150
-----------------------------------------------------------------------------------------------------
ExxonMobil Corp.                                                         60,910             2,228,088
-----------------------------------------------------------------------------------------------------
                                                                                           $4,571,238
-----------------------------------------------------------------------------------------------------
Entertainment - 0.4%
-----------------------------------------------------------------------------------------------------
Viacom, Inc., "B"                                                        49,846            $1,987,360
-----------------------------------------------------------------------------------------------------

Food & Drug Stores - 0.1%
-----------------------------------------------------------------------------------------------------
Kroger Co.*                                                              32,800              $573,672
-----------------------------------------------------------------------------------------------------

Food & Non Alcoholic Beverages - 1.6%
-----------------------------------------------------------------------------------------------------
Archer-Daniels-Midland Co.                                              128,700            $1,846,845
-----------------------------------------------------------------------------------------------------
Coca-Cola Co.                                                             2,200               102,080
-----------------------------------------------------------------------------------------------------
H.J. Heinz Co.                                                           51,900             1,833,627
-----------------------------------------------------------------------------------------------------
Kellogg Co.                                                             105,430             3,492,896
-----------------------------------------------------------------------------------------------------
Sara Lee Corp.                                                           12,430               247,730
-----------------------------------------------------------------------------------------------------
Tyson Foods, Inc.                                                        41,900               597,913
-----------------------------------------------------------------------------------------------------
                                                                                           $8,121,091
-----------------------------------------------------------------------------------------------------
Forest & Paper Products - 0.3%
-----------------------------------------------------------------------------------------------------
International Paper Co.                                                  36,330            $1,429,586
-----------------------------------------------------------------------------------------------------

Gaming & Lodging
-----------------------------------------------------------------------------------------------------
Cendant Corp.*                                                            8,540               174,472
-----------------------------------------------------------------------------------------------------

General Merchandise - 0.4%
-----------------------------------------------------------------------------------------------------
Sears, Roebuck & Co.                                                     26,640            $1,402,063
-----------------------------------------------------------------------------------------------------
Target Corp.                                                             11,450               455,023
-----------------------------------------------------------------------------------------------------
                                                                                           $1,857,086
-----------------------------------------------------------------------------------------------------
Insurance - 2.0%
-----------------------------------------------------------------------------------------------------
Allstate Corp.                                                           52,040            $2,055,580
-----------------------------------------------------------------------------------------------------
Chubb Corp.                                                              13,500               901,935
-----------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.                                  28,300             1,553,670
-----------------------------------------------------------------------------------------------------
MetLife, Inc.                                                           116,850             3,669,090
-----------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp.                                       118,700             1,934,810
-----------------------------------------------------------------------------------------------------
UnumProvident Corp.                                                       6,570               107,551
-----------------------------------------------------------------------------------------------------
                                                                                          $10,222,636
-----------------------------------------------------------------------------------------------------
Machinery & Tools - 0.6%
-----------------------------------------------------------------------------------------------------
Caterpillar, Inc.                                                         9,500              $696,160
-----------------------------------------------------------------------------------------------------
Deere & Co.                                                              35,300             2,139,886
-----------------------------------------------------------------------------------------------------
                                                                                           $2,836,046
-----------------------------------------------------------------------------------------------------
Medical & Health Technology & Services
-----------------------------------------------------------------------------------------------------
Apria Healthcare Group, Inc.*                                             5,350              $155,150
-----------------------------------------------------------------------------------------------------

Medical Equipment - 0.3%
-----------------------------------------------------------------------------------------------------
Baxter International, Inc.                                               10,960              $291,317
-----------------------------------------------------------------------------------------------------
Becton, Dickinson & Co.                                                   1,220                44,603
-----------------------------------------------------------------------------------------------------
Boston Scientific Corp.*                                                  3,170               214,672
-----------------------------------------------------------------------------------------------------
Guidant Corp.                                                            20,350             1,038,054
-----------------------------------------------------------------------------------------------------
                                                                                           $1,588,646
-----------------------------------------------------------------------------------------------------
Metals & Mining - 0.2%
-----------------------------------------------------------------------------------------------------
Alcoa, Inc.                                                              32,680            $1,031,708
-----------------------------------------------------------------------------------------------------

Natural Gas - Distribution
-----------------------------------------------------------------------------------------------------
Keyspan Corp.                                                             7,600              $265,772
-----------------------------------------------------------------------------------------------------

Oil Services - 0.7%
-----------------------------------------------------------------------------------------------------
Baker Hughes, Inc.                                                       24,700              $698,022
-----------------------------------------------------------------------------------------------------
BJ Services Co.*                                                          2,680                87,931
-----------------------------------------------------------------------------------------------------
Nabors Industries, Ltd.*                                                  2,440                92,232
-----------------------------------------------------------------------------------------------------
Noble Corp.*                                                             33,600             1,153,488
-----------------------------------------------------------------------------------------------------
Schlumberger Ltd.                                                        29,200             1,371,524
-----------------------------------------------------------------------------------------------------
                                                                                           $3,403,197
-----------------------------------------------------------------------------------------------------

Personal Computers & Peripherals - 0.1%
-----------------------------------------------------------------------------------------------------
Lexmark International, Inc.*                                              3,900              $287,079
-----------------------------------------------------------------------------------------------------

Pharmaceuticals - 2.1%
-----------------------------------------------------------------------------------------------------
Abbott Laboratories, Inc.                                                20,500              $873,710
-----------------------------------------------------------------------------------------------------
Johnson & Johnson Co.                                                    59,360             2,987,589
-----------------------------------------------------------------------------------------------------
Merck & Co., Inc.                                                        13,170               582,772
-----------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                            115,007             3,634,221
-----------------------------------------------------------------------------------------------------
Schering - Plough Corp.                                                 144,200             2,201,934
-----------------------------------------------------------------------------------------------------
Wyeth                                                                     6,090               268,813
-----------------------------------------------------------------------------------------------------
                                                                                          $10,549,039
-----------------------------------------------------------------------------------------------------
Printing & Publishing - 0.5%
-----------------------------------------------------------------------------------------------------
Tribune Co.                                                              53,500            $2,624,175
-----------------------------------------------------------------------------------------------------

Railroad & Shipping - 0.5%
-----------------------------------------------------------------------------------------------------
Norfolk Southern Corp.                                                   11,210              $225,881
-----------------------------------------------------------------------------------------------------
Union Pacific Corp.                                                      37,500             2,347,500
-----------------------------------------------------------------------------------------------------
                                                                                           $2,573,381
-----------------------------------------------------------------------------------------------------
Restaurants - 0.1%
-----------------------------------------------------------------------------------------------------
Brinker International, Inc.*                                              5,110              $162,652
-----------------------------------------------------------------------------------------------------
McDonald's Corp.                                                          6,820               170,568
-----------------------------------------------------------------------------------------------------
                                                                                             $333,220
-----------------------------------------------------------------------------------------------------
Specialty Stores - 0.2%
-----------------------------------------------------------------------------------------------------
Home Depot, Inc.                                                         13,170              $488,212
-----------------------------------------------------------------------------------------------------
Lowe's Cos., Inc.                                                         9,010               530,959
-----------------------------------------------------------------------------------------------------
                                                                                           $1,019,171
-----------------------------------------------------------------------------------------------------
Telecommunications - Wireline - 0.3%
-----------------------------------------------------------------------------------------------------
Motorola, Inc.                                                          118,090            $1,597,758
-----------------------------------------------------------------------------------------------------

Telephone Services - 1.2%
-----------------------------------------------------------------------------------------------------
AT&T Corp.                                                               10,710              $199,099
-----------------------------------------------------------------------------------------------------
BellSouth Corp.                                                          94,030             2,473,929
-----------------------------------------------------------------------------------------------------
SBC Communications, Inc.                                                 78,200             1,875,236
-----------------------------------------------------------------------------------------------------
Verizon Communications, Inc.                                             49,900             1,676,640
-----------------------------------------------------------------------------------------------------
                                                                                           $6,224,904
-----------------------------------------------------------------------------------------------------
Tobacco - 1.2%
-----------------------------------------------------------------------------------------------------
Altria Group, Inc.                                                      124,940            $5,809,710
-----------------------------------------------------------------------------------------------------

Utilities - Electric Power - 0.5%
-----------------------------------------------------------------------------------------------------
Dominion Resources, Inc.                                                  1,220               $75,152
-----------------------------------------------------------------------------------------------------
Duke Energy Corp.                                                         5,840               105,996
-----------------------------------------------------------------------------------------------------
Energy East Corp.                                                        24,400               547,780
-----------------------------------------------------------------------------------------------------
PG&E Corp.*                                                              16,330               399,268
-----------------------------------------------------------------------------------------------------
Public Service Enterprise Group                                           3,410               139,367
-----------------------------------------------------------------------------------------------------
TXU Corp.                                                                50,310             1,148,074
-----------------------------------------------------------------------------------------------------
                                                                                           $2,415,637
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                        $141,300,062
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $255,863,049)                                             $298,738,642
-----------------------------------------------------------------------------------------------------

Bonds - 37.3%
-----------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                        (000 Omitted)                   $ VALUE
-----------------------------------------------------------------------------------------------------

Foreign Bonds - 28.4%
-----------------------------------------------------------------------------------------------------
Austria - 1.8%
-----------------------------------------------------------------------------------------------------
Pfandbrief Ost Land Hypo, 1.6s, 2011 (Banks & Credit Cos.)           JPY 85,000              $794,534
-----------------------------------------------------------------------------------------------------
Republic of Austria, 5.5s, 2007                                       EUR 3,629             4,532,554
-----------------------------------------------------------------------------------------------------
Republic of Austria, 5s, 2012                                             1,033             1,264,434
-----------------------------------------------------------------------------------------------------
Republic of Austria, 4.65s, 2018                                          2,145             2,488,852
-----------------------------------------------------------------------------------------------------
                                                                                           $9,080,374
-----------------------------------------------------------------------------------------------------
Belgium - 0.4%
-----------------------------------------------------------------------------------------------------
Kingdom of Belgium, 3.75s, 2009                                         EUR 686              $796,833
-----------------------------------------------------------------------------------------------------
Kingdom of Belgium, 5s, 2012                                                906             1,110,537
-----------------------------------------------------------------------------------------------------
                                                                                           $1,907,370
-----------------------------------------------------------------------------------------------------
Canada - 1.3%
-----------------------------------------------------------------------------------------------------
Canadian Government, 5.5s, 2009                                       CAD 2,379            $1,910,974
-----------------------------------------------------------------------------------------------------
Canadian Government, 5.25s, 2012                                          3,460             2,710,473
-----------------------------------------------------------------------------------------------------
Canadian Government, 8s, 2023                                               521               521,683
-----------------------------------------------------------------------------------------------------
Quebec Province, 1.6s, 2013                                         JPY 153,000             1,392,585
-----------------------------------------------------------------------------------------------------
                                                                                           $6,535,715
-----------------------------------------------------------------------------------------------------
Denmark - 1.1%
-----------------------------------------------------------------------------------------------------
Kingdom of Denmark, 7s, 2007                                          DKK 7,831            $1,381,457
-----------------------------------------------------------------------------------------------------
Kingdom of Denmark, 6s, 2009                                              8,716             1,504,935
-----------------------------------------------------------------------------------------------------
Kingdom of Denmark, 5s, 2013                                             16,804             2,730,519
-----------------------------------------------------------------------------------------------------
                                                                                           $5,616,911
-----------------------------------------------------------------------------------------------------

Finland - 2.2%
-----------------------------------------------------------------------------------------------------
Finnish Government, 2.75s, 2006                                       EUR 1,035            $1,195,123
-----------------------------------------------------------------------------------------------------
Finnish Government, 3s, 2008                                              5,643             6,381,723
-----------------------------------------------------------------------------------------------------
Finnish Government, 5.375s, 2013                                          2,657             3,339,959
-----------------------------------------------------------------------------------------------------
                                                                                          $10,916,805
-----------------------------------------------------------------------------------------------------
France - 2.5%
-----------------------------------------------------------------------------------------------------
Government of France, 4.75s, 2007                                     EUR 1,388            $1,690,819
-----------------------------------------------------------------------------------------------------
Government of France, 4s, 2009                                            6,277             7,346,414
-----------------------------------------------------------------------------------------------------
Government of France, 5s, 2011                                              962             1,179,753
-----------------------------------------------------------------------------------------------------
Government of France, 4.75s, 2012                                           777               935,256
-----------------------------------------------------------------------------------------------------
Government of France, 6s, 2025                                              903             1,199,958
-----------------------------------------------------------------------------------------------------
                                                                                          $12,352,200
-----------------------------------------------------------------------------------------------------
Germany - 5.0%
-----------------------------------------------------------------------------------------------------
Federal Republic of Germany, 4.75s, 2008                                EUR 808              $988,324
-----------------------------------------------------------------------------------------------------
Federal Republic of Germany, 4.5s, 2009                                  10,468            12,599,486
-----------------------------------------------------------------------------------------------------
Federal Republic of Germany, 5.25s, 2010                                  5,995             7,472,408
-----------------------------------------------------------------------------------------------------
Kreditanstalt Fur Wiederaufbau, 3.25s, 2008 (Quasi
Government)                                                               3,357             3,850,025
-----------------------------------------------------------------------------------------------------
                                                                                          $24,910,243
-----------------------------------------------------------------------------------------------------
Greece - 0.4%
-----------------------------------------------------------------------------------------------------
Republic of Greece, 3.5s, 2008                                        EUR 1,759            $2,033,022
-----------------------------------------------------------------------------------------------------

Ireland - 1.8%
-----------------------------------------------------------------------------------------------------
Republic of Ireland, 4.25s, 2007                                      EUR 2,148            $2,572,987
-----------------------------------------------------------------------------------------------------
Republic of Ireland, 3.25s, 2009                                          1,682             1,907,281
-----------------------------------------------------------------------------------------------------
Republic of Ireland, 5s, 2013                                             3,197             3,904,532
-----------------------------------------------------------------------------------------------------
Republic of Ireland, 4.6s, 2016                                             715               835,598
-----------------------------------------------------------------------------------------------------
                                                                                           $9,220,398
-----------------------------------------------------------------------------------------------------
Italy - 1.9%
-----------------------------------------------------------------------------------------------------
Republic of Italy, 4.5s, 2007                                           EUR 912            $1,099,526
-----------------------------------------------------------------------------------------------------
Republic of Italy, 4.75s, 2013                                            3,559             4,260,305
-----------------------------------------------------------------------------------------------------
Republic of Italy, 5.25s, 2017                                            3,304             4,050,573
-----------------------------------------------------------------------------------------------------
                                                                                           $9,410,404
-----------------------------------------------------------------------------------------------------

Malaysia - 0.1%
-----------------------------------------------------------------------------------------------------
Petronas Capital Ltd., 7.875s, 2022 (Oil Services)##                       $344              $390,107
-----------------------------------------------------------------------------------------------------

Mexico - 0.4%
-----------------------------------------------------------------------------------------------------
Corporacion Andina de Fomento, 6.875s, 2012 (Banks &
Credit Cos.)                                                               $650              $715,146
-----------------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust, 8.625s, 2022 (Oil
Services)                                                                 1,082             1,179,380
-----------------------------------------------------------------------------------------------------
                                                                                           $1,894,526
-----------------------------------------------------------------------------------------------------
Netherlands - 2.3%
-----------------------------------------------------------------------------------------------------
Netherlands Government, 5.75s, 2007                                   EUR 1,629            $2,037,638
-----------------------------------------------------------------------------------------------------
Netherlands Government, 3.75s, 2009                                       4,386             5,086,195
-----------------------------------------------------------------------------------------------------
Netherlands Government, 5s, 2012                                          3,639             4,461,277
-----------------------------------------------------------------------------------------------------
                                                                                          $11,585,110
-----------------------------------------------------------------------------------------------------
New Zealand - 0.7%
-----------------------------------------------------------------------------------------------------
Government of New Zealand, 8s, 2006                                     NZD 918              $595,116
-----------------------------------------------------------------------------------------------------
Government of New Zealand, 7s, 2009                                       3,051             1,951,117
-----------------------------------------------------------------------------------------------------
Government of New Zealand, 6.5s, 2013                                     1,772             1,108,641
-----------------------------------------------------------------------------------------------------
                                                                                           $3,654,874
-----------------------------------------------------------------------------------------------------
Portugal - 0.5%
-----------------------------------------------------------------------------------------------------
Republic of Portugal, 5.45s, 2013                                     EUR 1,932            $2,424,739
-----------------------------------------------------------------------------------------------------

Qatar
-----------------------------------------------------------------------------------------------------
State of Qatar, 9.75s, 2030                                                $175              $241,500
-----------------------------------------------------------------------------------------------------

South Africa - 0.1%
-----------------------------------------------------------------------------------------------------
Republic of South Africa, 8.5s, 2017                                       $654              $770,085
-----------------------------------------------------------------------------------------------------

Spain - 3.6%
-----------------------------------------------------------------------------------------------------
Government of Spain, 6s, 2008                                         EUR 8,372           $10,678,339
-----------------------------------------------------------------------------------------------------
Government of Spain, 5.35s, 2011                                          4,131             5,177,428
-----------------------------------------------------------------------------------------------------
Government of Spain, 5.5s, 2017                                           1,924             2,434,730
-----------------------------------------------------------------------------------------------------
                                                                                          $18,290,497
-----------------------------------------------------------------------------------------------------
Sweden - 0.8%
-----------------------------------------------------------------------------------------------------
AB Spintab, 5s, 2008 (Banks & Credit Cos.)                           SEK 29,600            $3,843,597
-----------------------------------------------------------------------------------------------------

United Kingdom - 1.5%
-----------------------------------------------------------------------------------------------------
United Kingdom Treasury, 7.25s, 2007                                  GBP 2,034            $3,745,880
-----------------------------------------------------------------------------------------------------
United Kingdom Treasury, 5.75s, 2009                                      2,106             3,714,180
-----------------------------------------------------------------------------------------------------
                                                                                           $7,460,060
-----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                      $142,538,537
-----------------------------------------------------------------------------------------------------

U.S. Bonds - 7.9%
-----------------------------------------------------------------------------------------------------
Aerospace - 0.1%
-----------------------------------------------------------------------------------------------------
BAE Systems Holding, Inc., 6.4s, 2011##                                    $318              $340,797
-----------------------------------------------------------------------------------------------------

Automotive - 0.1%
-----------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 6.125s, 2006                              $626              $661,721
-----------------------------------------------------------------------------------------------------

Corporate Asset-Backed - 0.8%
-----------------------------------------------------------------------------------------------------
Commercial Mortgage Asset Trust, 0.95s, 2032##                          $20,926            $1,185,104
-----------------------------------------------------------------------------------------------------
Deutsche Mortgage and Asset Receiving Corp., 6.538s, 2031                   920             1,006,408
-----------------------------------------------------------------------------------------------------
First Union National Bank Commercial Mortgage Trust,
7.39s, 2031                                                                 918             1,061,578
-----------------------------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust, 7.95s, 2010                               688               818,639
-----------------------------------------------------------------------------------------------------
                                                                                           $4,071,729
-----------------------------------------------------------------------------------------------------
Energy - Integrated - 0.1%
-----------------------------------------------------------------------------------------------------
Amerada Hess Corp., 7.3s, 2031                                             $574              $576,634
-----------------------------------------------------------------------------------------------------

Medical & Health Technology & Services - 0.1%
-----------------------------------------------------------------------------------------------------
HCA - The Healthcare Co., 8.75s, 2010                                      $430              $494,937
-----------------------------------------------------------------------------------------------------

Oil Services - 0.1%
-----------------------------------------------------------------------------------------------------
Halliburton Co., 5.5s, 2010##                                              $459              $463,941
-----------------------------------------------------------------------------------------------------

Single Family Agency Bonds - 0.5%
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.5s, 2032                              $2,311            $2,401,031
-----------------------------------------------------------------------------------------------------

Supranational - 0.1%
-----------------------------------------------------------------------------------------------------
European Investment Bank (Supranational), 4s, 2005                         $337              $346,882
-----------------------------------------------------------------------------------------------------

U.S. Treasury Obligations - 5.9%
-----------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 8s, 2021                                              $947            $1,269,164
-----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 2.375s, 2006                                         3,839             3,850,997
-----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 3.5s, 2006                                           2,441             2,519,378
-----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 3.25s, 2007                                            975               991,796
-----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 3.375s, 2007                                         7,082             7,723,016
-----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 6.125s, 2007                                         2,795             3,132,365
-----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 2.625s, 2008                                           832               815,587
-----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 3.125s, 2008                                         1,003               998,416
-----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 4.25s, 2010                                            839               978,064
-----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 5.75s, 2010                                          1,835             2,052,620
-----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 4s, 2012                                             3,088             3,041,319
-----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 1.875s, 2013                                           160               159,354
-----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 4.25s, 2013                                          1,982             1,973,949
-----------------------------------------------------------------------------------------------------
                                                                                          $29,506,025
-----------------------------------------------------------------------------------------------------
Utilities - Electric Power - 0.1%
-----------------------------------------------------------------------------------------------------
FirstEnergy Corp., 6.45s, 2011                                             $461              $489,689
-----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $39,353,386
-----------------------------------------------------------------------------------------------------

Municipal Bonds - 1.0%
-----------------------------------------------------------------------------------------------------
Lakeville, Minnesota Independent School District, 4.5s,
2012                                                                     $1,575            $1,675,548
-----------------------------------------------------------------------------------------------------
Metropolitan Transportation Authority New York, 5s, 2032                    790               793,563
-----------------------------------------------------------------------------------------------------
New Jersey State Turnpike Authority Turnpike Revenue, 6s,
2013                                                                      1,740             2,038,740
-----------------------------------------------------------------------------------------------------
University California Revenues, 5s, 2033                                    685               687,795
-----------------------------------------------------------------------------------------------------
                                                                                           $5,195,646
-----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $174,728,160)                                              $187,087,569
-----------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 0.1%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES               $ VALUE
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 0.1%
-----------------------------------------------------------------------------------------------------
Telecommunications - Wireline - 0.1%
-----------------------------------------------------------------------------------------------------
Motorola, Inc., 7.0s (Identified Cost, $336,529)                          7,100              $300,259
-----------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 2.3%
-----------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                            370,616              $370,616
-----------------------------------------------------------------------------------------------------
UBS Securities LLC, 1.0625%, due 11/03/03                            11,057,475            11,057,475
-----------------------------------------------------------------------------------------------------
Total Collateral for Securities Loaned, at Amortized Cost                                 $11,428,091
-----------------------------------------------------------------------------------------------------

Short-Term Obligation - 1.9%
-----------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                        (000 Omitted)                   $ VALUE
-----------------------------------------------------------------------------------------------------
Edison Asset Securitization LLC, due 11/03/03,
at Amortized Cost                                                        $9,467            $9,466,453
-----------------------------------------------------------------------------------------------------

Put Options Purchased
-----------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                               OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                          (000 Omitted)                   $ VALUE
-----------------------------------------------------------------------------------------------------
U.S. Treasury/Dec/4.25 (Identified Cost, $55,643)                        $3,892               $81,793
-----------------------------------------------------------------------------------------------------

Rights
-----------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES               $ VALUE
-----------------------------------------------------------------------------------------------------
Credit Agricole S.A. (Banks & Credit Cos.)*                              96,100               $23,431
-----------------------------------------------------------------------------------------------------
Australia & New Zealand Banking Group Ltd. (Banks &
Credit Card Cos.)*                                                       17,923                54,703
-----------------------------------------------------------------------------------------------------
Total Rights (Identified Cost, $46,237)                                                       $78,134
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $451,924,163)                                        $507,180,941
-----------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (1.3)%                                                    (6,296,332)
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $500,884,609
-----------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

  AUD = Australian Dollar                   JPY = Japanese Yen
  CAD = Canadian Dollar                     NOK = Norwegian Krone
  DKK = Danish Kroner                       NZD = New Zealand Dollar
  EUR = Euro                                SEK = Swedish Krona
  GBP = British Pound

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 10/31/03

ASSETS

Investments, at value, including $10,903,974 of
securities on loan (identified cost, $451,924,163)              $507,180,941
-----------------------------------------------------------------------------------------------------
Cash                                                                      76
-----------------------------------------------------------------------------------------------------
Net receivable for forward foreign currency exchange
contracts                                                            541,212
-----------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                    2,799,073
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                    1,242,475
-----------------------------------------------------------------------------------------------------
Interest and dividends receivable                                  3,707,994
-----------------------------------------------------------------------------------------------------
Other assets                                                           3,809
-----------------------------------------------------------------------------------------------------
Total assets                                                                             $515,475,580
-----------------------------------------------------------------------------------------------------

LIABILITIES

Payable to custodian                                                  $2,106
-----------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                 1,378,930
-----------------------------------------------------------------------------------------------------
Payable for investments purchased                                    855,004
-----------------------------------------------------------------------------------------------------
Net payable for forward foreign currency exchange contracts          560,610
-----------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                        11,428,091
-----------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------
  Management fee                                                      11,525
-----------------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                      1,509
-----------------------------------------------------------------------------------------------------
  Distribution and service fee                                         7,538
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                               345,658
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                         $14,590,971
-----------------------------------------------------------------------------------------------------
Net assets                                                                               $500,884,609
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                 $466,386,898
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                   55,332,749
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                            (25,252,771)
-----------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                    4,417,733
-----------------------------------------------------------------------------------------------------
Net Total                                                                                $500,884,609
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                  38,558,710
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares

  Net assets                                                    $261,042,082
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              20,116,835
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $12.98
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/95.25X$12.98)                                                  $13.63
-----------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                    $129,378,075
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                               9,925,873
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $13.03
-----------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                     $54,437,760
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                               4,192,089
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $12.99
-----------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                     $56,009,603
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                               4,322,595
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $12.96
-----------------------------------------------------------------------------------------------------

Class R1 shares

  Net assets                                                         $12,084
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                     932
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $12.97
-----------------------------------------------------------------------------------------------------

Class R2 shares

  Net assets                                                          $5,005
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                     386
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $12.97
-----------------------------------------------------------------------------------------------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 10/31/03

NET INVESTMENT INCOME

Income
-----------------------------------------------------------------------------------------------------
  Interest                                                       $6,605,713
-----------------------------------------------------------------------------------------------------
  Dividends                                                       5,277,641
-----------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                           (290,044)
-----------------------------------------------------------------------------------------------------
Total investment income                                                                   $11,593,310
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                 $3,158,198
-----------------------------------------------------------------------------------------------------
  Trustees' compensation                                             63,939
-----------------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                   399,622
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                            685,423
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                            939,990
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                            408,488
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                                28
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                 34,216
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                     339,157
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                      83,641
-----------------------------------------------------------------------------------------------------
  Printing                                                           75,284
-----------------------------------------------------------------------------------------------------
  Postage                                                            48,267
-----------------------------------------------------------------------------------------------------
  Legal fees                                                          2,687
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                     296,497
-----------------------------------------------------------------------------------------------------
Total expenses                                                                             $6,535,437
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                               (6,867)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                               $6,528,570
-----------------------------------------------------------------------------------------------------
Net investment income                                                                      $5,064,740
-----------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) (identified cost basis)
-----------------------------------------------------------------------------------------------------
  Investment transactions                                       $18,646,085
-----------------------------------------------------------------------------------------------------
  Written option transactions                                       273,474
-----------------------------------------------------------------------------------------------------
  Foreign currency transactions                                  (3,272,978)
-----------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency
transactions                                                                              $15,646,581
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
-----------------------------------------------------------------------------------------------------
  Investments                                                   $37,973,492
-----------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign
  currencies                                                        (91,241)
-----------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign
currency translation                                                                      $37,882,251
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and
foreign currency                                                                          $53,528,832
-----------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                    $58,593,572
-----------------------------------------------------------------------------------------------------

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 10/31                                               2003                   2002

OPERATIONS

Net investment income                                               $5,064,740             $5,283,274
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency
transactions                                                        15,646,581             (7,810,337)
-----------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                                37,882,251             (1,867,700)
-------------------------------------------------------------   --------------       ----------------
Increase (decrease) in net assets from operations                  $58,593,572            $(4,394,763)
-------------------------------------------------------------   --------------       ----------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income (Class A)                               $(3,629,327)           $(2,069,525)
-----------------------------------------------------------------------------------------------------
From net investment income (Class B)                                  (951,921)              (287,878)
-----------------------------------------------------------------------------------------------------
From net investment income (Class C)                                  (446,022)              (124,807)
-----------------------------------------------------------------------------------------------------
From net investment income (Class I)                                (1,287,997)               (19,444)
-----------------------------------------------------------------------------------------------------
From net investment income (Class R1)                                      (49)                    --
-------------------------------------------------------------   --------------       ----------------
Total distributions declared to shareholders                       $(6,315,316)           $(2,501,654)
-------------------------------------------------------------   --------------       ----------------
Net increase in net assets from fund share transactions           $112,694,909             $1,454,730
-------------------------------------------------------------   --------------       ----------------
Total increase (decrease) in net assets                           $164,973,165            $(5,441,687)
-------------------------------------------------------------   --------------       ----------------

NET ASSETS

At beginning of period                                            $335,911,444           $341,353,131
-----------------------------------------------------------------------------------------------------
At end of period (including accumulated undistributed net
investment income of $4,417,733 and $2,230,588,
respectively)                                                     $500,884,609           $335,911,444
-----------------------------------------------------------------------------------------------------

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in this report.

FOR YEARS ENDED 10/31

CLASS A                                               2003              2002              2001            2000            1999

Net asset value, beginning of year                  $11.41            $11.64            $13.76          $13.98          $14.59
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment income(S)                            $0.18             $0.21             $0.22           $0.36           $0.25
------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
 investments and foreign currency
 transactions                                         1.63             (0.33)            (1.02)           0.70            0.45
------------------------------------------------   -------      ------------      ------------     -----------     -----------
Total from investment operations                     $1.81            $(0.12)           $(0.80)          $1.06           $0.70
------------------------------------------------   -------      ------------      ------------     -----------     -----------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

 From net investment income                         $(0.24)           $(0.11)           $(0.48)         $(0.23)         $(0.24)
------------------------------------------------------------------------------------------------------------------------------
 From net realized gain on investments and
 foreign currency transactions                          --                --             (0.82)          (1.05)          (0.96)
------------------------------------------------------------------------------------------------------------------------------
 In excess of net investment income                     --                --                --              --           (0.11)
------------------------------------------------------------------------------------------------------------------------------
 From paid-in capital                                   --                --             (0.02)             --              --
----------------------------------------------------------      ------------      ------------     -----------     -----------
Total distributions declared to shareholders        $(0.24)           $(0.11)           $(1.32)         $(1.28)         $(1.31)
------------------------------------------------   -------      ------------      ------------     -----------     -----------
Net asset value, end of year                        $12.98            $11.41            $11.64          $13.76          $13.98
------------------------------------------------   -------      ------------      ------------     -----------     -----------
Total return (%)(+)                                  16.09             (1.02)            (6.38)           7.76            4.96
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:

Expenses##                                            1.54              1.53              1.47            1.51            1.48
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)                              1.53              1.79              1.80            2.62            1.74
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     105                72                69              91             109
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year (000 Omitted)           $261,042          $213,983          $197,374        $178,773        $187,780
------------------------------------------------------------------------------------------------------------------------------

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October
    31, 2002, was to decrease net investment income per share and increase net realized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share ratios and supplemental data for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDED 10/31

CLASS B                                               2003              2002              2001            2000            1999

Net asset value, beginning of year                  $11.43            $11.65            $13.72          $13.95          $14.56
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment income(S)                            $0.11             $0.13             $0.14           $0.27           $0.16
------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
 investments and foreign currency
 transactions                                         1.62             (0.31)            (1.03)           0.69            0.45
------------------------------------------------   -------      ------------      ------------     -----------     -----------
Total from investment operations                     $1.73            $(0.18)           $(0.89)          $0.96           $0.61
------------------------------------------------   -------      ------------      ------------     -----------     -----------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

 From net investment income                         $(0.13)           $(0.04)           $(0.34)         $(0.14)         $(0.18)
------------------------------------------------------------------------------------------------------------------------------
 From net realized gain on investments and
 foreign currency transactions                          --                --             (0.82)          (1.05)          (0.96)
------------------------------------------------------------------------------------------------------------------------------
 In excess of net investment income                     --                --                --              --           (0.08)
------------------------------------------------------------------------------------------------------------------------------
 From paid-in capital                                   --                --             (0.02)             --              --
------------------------------------------------   -------      ------------      ------------     -----------     -----------
Total distributions declared to shareholders        $(0.13)           $(0.04)           $(1.18)         $(1.19)         $(1.22)
------------------------------------------------   -------      ------------      ------------     -----------     -----------
Net asset value, end of year                        $13.03            $11.43            $11.65          $13.72          $13.95
------------------------------------------------   -------      ------------      ------------     -----------     -----------
Total return (%)                                     15.33             (1.58)            (7.05)           7.07            4.22
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:

Expenses##                                            2.20              2.18              2.12            2.16            2.14
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)                              0.88              1.12              1.14            1.98            1.13
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     105                72                69              91             109
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year (000 Omitted)           $129,378           $84,729          $104,442        $118,676        $130,413
------------------------------------------------------------------------------------------------------------------------------

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October
    31, 2002, was to decrease net investment income per share and increased net realized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share ratios and supplemental data for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDED 10/31

CLASS C                                                   2003             2002             2001           2000           1999

Net asset value, beginning of year                      $11.40           $11.62           $13.68         $13.94         $14.56
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment income(S)                                $0.11            $0.13            $0.14          $0.27          $0.16
------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
 investments and foreign currency transactions            1.62            (0.31)           (1.02)          0.69           0.45
------------------------------------------------   -----------      -----------      -----------     ----------     ----------
Total from investment operations                         $1.73           $(0.18)          $(0.88)         $0.96          $0.61
------------------------------------------------   -----------      -----------      -----------     ----------     ----------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

 From net investment income                             $(0.14)          $(0.04)          $(0.34)        $(0.17)        $(0.19)
------------------------------------------------------------------------------------------------------------------------------
 From net realized gain on investments and
 foreign currency transactions                              --               --            (0.82)         (1.05)         (0.96)
------------------------------------------------------------------------------------------------------------------------------
 In excess of net investment income                         --               --               --             --          (0.08)
------------------------------------------------------------------------------------------------------------------------------
 From paid-in capital                                       --               --            (0.02)            --             --
------------------------------------------------   -----------      -----------      -----------     ----------     ----------
Total distributions declared to shareholders            $(0.14)          $(0.04)          $(1.18)        $(1.22)        $(1.23)
------------------------------------------------   -----------      -----------      -----------     ----------     ----------
Net asset value, end of year                            $12.99           $11.40           $11.62         $13.68         $13.94
------------------------------------------------   -----------      -----------      -----------     ----------     ----------
Total return (%)                                         15.27            (1.56)           (7.03)          7.11           4.23
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:

Expenses##                                                2.20             2.18             2.12           2.16           2.14
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)                                  0.89             1.13             1.14           1.97           1.13
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                         105               72               69             91            109
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year (000 Omitted)                $54,438          $35,660          $38,230        $44,468        $51,800
------------------------------------------------------------------------------------------------------------------------------

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October
    31, 2002, was to decrease net investment income per share and increased net realized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share ratios and supplemental data for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDED 10/31

CLASS I                                                   2003             2002             2001           2000           1999

Net asset value, beginning of year                      $11.42           $11.65           $13.80         $14.02         $14.60
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment income(S)                                $0.25            $0.25            $0.27          $0.41          $0.29
------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
 investments and foreign currency transactions            1.60            (0.32)           (1.03)          0.69           0.49
------------------------------------------------   -----------      -----------      -----------     ----------     ----------
Total from investment operations                         $1.85           $(0.07)          $(0.76)         $1.10          $0.78
------------------------------------------------   -----------      -----------      -----------     ----------     ----------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

 From net investment income                             $(0.31)          $(0.16)          $(0.55)        $(0.27)        $(0.28)
------------------------------------------------------------------------------------------------------------------------------
 From net realized gain on investments and
 foreign currency transactions                              --               --            (0.82)         (1.05)         (0.96)
------------------------------------------------------------------------------------------------------------------------------
 In excess of net investment income                         --               --               --             --          (0.12)
------------------------------------------------------------------------------------------------------------------------------
 From paid-in capital                                       --               --            (0.02)            --             --
------------------------------------------------   -----------      -----------      -----------     ----------     ----------
Total distributions declared to shareholders            $(0.31)          $(0.16)          $(1.39)        $(1.32)        $(1.36)
------------------------------------------------   -----------      -----------      -----------     ----------     ----------
Net asset value, end of year                            $12.96           $11.42           $11.65         $13.80         $14.02
------------------------------------------------   -----------      -----------      -----------     ----------     ----------
Total return (%)                                         16.49            (0.65)           (6.06)          8.19           5.40
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:

Expenses##                                                1.20             1.18             1.12           1.16           1.13
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)                                  1.93             2.14             2.14           2.98           2.08
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                         105               72               69             91            109
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year (000 Omitted)                $56,010           $1,540           $1,307         $1,621         $1,587
------------------------------------------------------------------------------------------------------------------------------

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October
    31, 2002, was to decrease net investment income per share and increased net realized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share ratios and supplemental data for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

                                                              PERIOD ENDED
                                                                 10/31/03*

CLASS R1

Net asset value, beginning of year                                  $11.56
--------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income                                              $0.14
--------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign
  currency transactions                                               1.38+++
-----------------------------------------------------------------   ------
Total from investment operations                                     $1.52
-----------------------------------------------------------------   ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                          $(0.11)
-----------------------------------------------------------------   ------
Net asset value, end of year                                        $12.97
-----------------------------------------------------------------   ------
Total return (%)                                                     13.21++
--------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                                            1.68+
--------------------------------------------------------------------------
Net investment income                                                 1.34+
--------------------------------------------------------------------------
Portfolio turnover                                                     105
--------------------------------------------------------------------------
Net assets at end of year (000 Omitted)                                $12
--------------------------------------------------------------------------

  * For the period from the inception of Class R1 shares, December 31, 2002, through October 31, 2003.
  + Annualized.
 ++ Not annualized.
+++ The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at such time.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Global Total Return Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Bonds and other fixed income securities (other than short-term obligations) in the fund's portfolio are valued at an evaluated bid price on the basis of quotes from brokers and dealers or on the basis of valuations furnished by a pricing service. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward contracts and currency options will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities (other than short-term obligations), futures contracts and options in the fund's portfolio for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices. Short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street") and J.P. Morgan Chase and Co. ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. All premium and discount is amortized and accreted for financial statement purposes and tax reporting purposes in accordance with accounting principles generally accepted in the United States of America. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund a future date, usually beyond customary settlement time.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $5,038 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's other expenses were reduced by $1,829 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, defaulted bonds, capital losses, and amortization and accretion on debt securities. The tax character of distributions declared for the years ended October 31, 2003 and October 31, 2002 was as follows:

                                                10/31/03              10/31/02
Distributions declared from:
------------------------------------------------------------------------------
Ordinary income                               $6,315,316            $2,501,654
--------------------------------------------------------------------------------
Long-term capital gain                                --                    --
--------------------------------------------------------------------------------
Total distributions declared                  $6,315,316            $2,501,654
--------------------------------------------------------------------------------

During the year ended October 31, 2003, accumulated undistributed net investment income increased by $3,989,555, accumulated undistributed net realized loss on investments and foreign currency transactions increased by $4,025,627, and paid-in capital increased by $36,072 due to differences between book and tax accounting for mortgage-backed securities, currency transactions, and amortization and accretion on debt securities. This change had no effect on the net assets or net asset value per share.

As of October 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

      Undistributed ordinary income                          $8,016,484
      ------------------------------------------------------------------
      Undistributed long-term capital gain                           --
      ------------------------------------------------------------------
      Capital loss carryforward                             (22,706,667)
      ------------------------------------------------------------------
      Unrealized appreciation                                52,821,437
      ------------------------------------------------------------------
      Other temporary differences                            (3,633,543)
      ------------------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2009, ($10,513,643) and October 31, 2010 ($12,193,024).

The availability of a portion of these respective capital loss carryforwards, which were acquired on August 25, 2003, in connection with the MFS Global Asset Allocation Fund acquisition, may be limited in a given year.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares, respectively approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

      First $500 million of average net assets                     0.84%
      ------------------------------------------------------------------
      Average net assets in excess of $500 million                 0.75%
      ------------------------------------------------------------------

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded, defined benefit plan for inactive Trustees and an unfunded retirement benefit deferral plan for active Trustees. Included in Trustees' compensation is a net increase of $38,392 as a result of the change in the fund's pension liability for active Trustees and a pension expense of $2,777 for inactive trustees for the year ended October 31, 2003.

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee not to exceed the following annual percentage rates of the fund's average daily net assets:

      First $2 billion                                           0.0175%
      ------------------------------------------------------------------
      Next $2.5 billion                                          0.0130%
      ------------------------------------------------------------------
      Next $2.5 billion                                          0.0005%
      ------------------------------------------------------------------
      In excess of $7 billion                                    0.0000%
      ------------------------------------------------------------------

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to class R2 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of class R2 shares to MFS for the provision of these services. No administrative service fee from class R2 shares were paid to MFS as of October 31, 2003.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $32,816 for the year ended October 31, 2003, as its portion of the sales charge on sales of Class A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R1, and Class R2 shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2

Distribution Fee                           0.10%           0.75%           0.75%           0.25%           0.25%
------------------------------------------------------------------------------------------------------------------
Service Fee                                0.25%           0.25%           0.25%           0.25%           0.25%
------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                    0.35%           1.00%           1.00%           0.50%           0.50%
------------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended October 31, 2003, amounted to:

                                      CLASS A    CLASS B    CLASS C   CLASS R1
Service Fee Retained by MFD           $10,580       $932       $659         $1
--------------------------------------------------------------------------------

Fees incurred under the distribution plan during the year ended
October 31, 2003, were as follows:
                                      CLASS A    CLASS B    CLASS C   CLASS R1
Effective Annual Percentage Rates       0.35%      1.00%      1.00%      0.50%
--------------------------------------------------------------------------------

Class R2 shares, which commenced operation on October 31, 2003, did not incur any fees.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 2003, were as follows:
                                                 CLASS A    CLASS B    CLASS C
Contingent Deferred Sales Charges Imposed         $3,592   $140,623     $8,485
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%. Prior to April 1, 2003, the fee was 0.10% of the fund's average daily net assets.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
                                                  PURCHASES            SALES

U.S. government securities                      $52,838,420      $67,864,040
------------------------------------------------------------------------------
Investments (non-U.S. government securities)   $427,497,658     $308,349,303
------------------------------------------------------------------------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

      Aggregate cost                                       $454,444,120
      ------------------------------------------------------------------
      Gross unrealized appreciation                         $55,964,125
      ------------------------------------------------------------------
      Gross unrealized depreciation                          (3,227,304)
      ------------------------------------------------------------------
      Net unrealized appreciation                           $52,736,821
      ------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                            Year ended 10/31/03                 Year ended 10/31/02
                                        SHARES             AMOUNT            SHARES            AMOUNT

CLASS A SHARES

Shares sold                              4,350,284         $52,691,315        7,853,096        $91,342,609
-------------------------------------------------------------------------------------------------------------
Shares issued in connection with
acquisition of MFS Global Asset
Allocation Fund                          5,091,434          62,573,719               --                 --
-------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions              275,345           3,296,785          165,522          1,933,027
-------------------------------------------------------------------------------------------------------------
Shares reacquired                       (8,351,035)        (98,763,718)      (6,225,812)       (72,206,836)
-------------------------------------------------------------------------------------------------------------
Net increase                             1,366,028         $19,798,101        1,792,806        $21,068,800
-------------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                              1,523,133         $18,454,080        1,670,394        $19,477,885
-------------------------------------------------------------------------------------------------------------
Shares issued in connection with
acquisition of MFS Global Asset
Allocation Fund                          3,047,312          37,664,774               --                 --
-------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions               63,497             772,051           20,369            239,146
-------------------------------------------------------------------------------------------------------------
Shares reacquired                       (2,122,289)        (25,708,497)      (3,237,842)       (37,758,641)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)                  2,511,653         $31,182,408       (1,547,079)      $(18,041,610)
-------------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                                742,058          $8,931,498          641,205         $7,453,130
-------------------------------------------------------------------------------------------------------------
Shares issued in connection with
acquisition of MFS Global Asset
Allocation Fund                            931,609          11,468,110               --                 --
-------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions               24,475             296,623            7,147             83,694
-------------------------------------------------------------------------------------------------------------
Shares reacquired                         (635,530)         (7,670,003)        (807,659)        (9,377,687)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)                  1,062,612         $13,026,228         (159,307)       $(1,840,863)
-------------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                              4,768,389         $55,550,844           40,899           $480,442
-------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions              108,457           1,287,996            1,666             19,443
-------------------------------------------------------------------------------------------------------------
Shares reacquired                         (689,058)         (8,166,963)         (19,940)          (231,482)
-------------------------------------------------------------------------------------------------------------
Net increase                             4,187,788         $48,671,877           22,625           $268,403
-------------------------------------------------------------------------------------------------------------

                                          Period ended 10/31/03*
                                        SHARES             AMOUNT

CLASS R1 SHARES

Shares sold                                    996             $12,067
-------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                    4                  49
-------------------------------------------------------------------------
Shares reacquired                              (68)               (841)
-------------------------------------------------------------------------
Net increase                                   932             $11,275
-------------------------------------------------------------------------

                                          Period ended 10/31/03**
                                        SHARES             AMOUNT

CLASS R2 SHARES

Shares sold                                    386              $5,020
-------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                   --                  --
-------------------------------------------------------------------------
Shares reacquired                               --                  --
-------------------------------------------------------------------------
Net increase                                   386              $5,020
-------------------------------------------------------------------------

 * For the period from the inception of Class R1 shares, December 31, 2002, through October 31, 2003.
** Class R2 shares, which commenced operations on October 31, 2003, had no operating activity.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended October 31, 2003, was $2,702. The fund had no borrowings during the year.

(7) FINANCIAL INSTRUMENTS

The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

SALES
                                     CONTRACTS TO                                              NET UNREALIZED
                                       DELIVER/            IN EXCHANGE        CONTRACTS         APPRECIATION
SETTLEMENT DATE                        RECEIVE                FOR             AT VALUE        (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
                      11/03/03  AUD           3,282,418        $2,289,446        $2,323,711           $(34,265)
                      11/03/03  CAD           3,867,516         2,862,235         2,931,740            (69,505)
                      12/17/03  DKK          37,058,331         5,825,225         5,780,558             44,667
              11/03/03-1/13/04  EUR          52,497,778        61,096,269        60,882,125            214,144
                      11/03/03  GBP           2,075,120         3,525,691         3,518,529              7,162
             11/03/03-12/17/03  NZD          12,481,837         7,447,043         7,622,901           (175,858)
              11/03/03-1/13/04  SEK          27,692,039         3,539,841         3,542,206             (2,365)
                                                               ----------        ----------            -------
                                                              $86,585,750       $86,601,770           $(16,020)
                                                              ===========       ===========           ========

---------------------------------------------------------------------------------------------------------------

PURCHASES
---------------------------------------------------------------------------------------------------------------
              11/03/03-1/13/04  AUD           6,047,434        $4,116,633        $4,266,229           $149,596
              11/03/03-1/13/04  CAD           4,926,456         3,668,250         3,731,629             63,379
                      12/17/03  DKK          12,617,433         1,997,409         1,968,135            (29,274)
                      11/03/03  EUR          20,112,861        23,525,795        23,350,068           (175,727)
              11/03/03-1/13/04  GBP           4,150,240         6,955,953         7,018,217             62,264
                      12/17/03  JPY         697,526,484         6,389,377         6,344,628            (44,749)
                      12/17/03  NOK           4,268,391           607,358           601,184             (6,174)
                      11/03/03  NZD           6,240,918         3,822,562         3,820,971             (1,591)
                      11/03/03  SEK          11,513,832         1,496,038         1,474,936            (21,102)
                                                                ---------         ---------           --------
                                                              $52,579,375       $52,575,997            $(3,378)
                                                              ===========       ===========            =======
---------------------------------------------------------------------------------------------------------------

At October 31, 2003, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) ACQUISITIONS

At close of business on August 22, 2003, the fund acquired all of the assets and liabilities of MFS Global Asset Allocation Fund. The acquisition was accomplished by a tax-free exchange of 5,091,434, 3,047,312, and 931,609 shares of Class A, Class B and Class C of the fund valued at $62,573,719, $37,664,774, and $11,468,110, respectively, for all of the assets and liabilities of MFS Global Asset Allocation Fund. The MFS Global Asset Allocation Fund then converted all of its outstanding shares for the shares of the fund and distributed those shares to its shareholders. The MFS Global Asset Allocation Fund's net assets on that date were $111,706,603, including $8,312,426 of unrealized appreciation, $(551,834) of accumulated net investment loss, and $(23,011,423) of accumulated net realized loss on investments and foreign currency transactions. These assets were combined with those of the fund. The aggregate net assets of the fund after the acquisition were $478,384,436.

(9) SUBSEQUENT EVENT

The fund will charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 days following the acquisition (either by purchase or exchange) of fund shares made on or after December 8, 2003. See prospectus for details.

(10) LEGAL PROCEEDINGS

Massachusetts Financial Services Company ("MFS"), the fund's investment adviser, has been contacted by the Office of the New York State Attorney General ("NYAG") and the United States Securities and Exchange Commission ("SEC") in connection with their investigations of practices in the mutual fund industry identified as "market timing" mutual fund shares. MFS is cooperating with respect to these investigations. MFS has been informed that the SEC is considering whether to institute an enforcement action against MFS alleging false and misleading disclosure in certain MFS fund prospectuses and breach of fiduciary duty concerning market timing. The NYAG has also indicated that it is considering whether to commence an enforcement proceeding against MFS relating to these practices. MFS continues to discuss these matters with the SEC and the NYAG. Certain other regulatory authorities are also conducting investigations into these practices within the industry and have requested that MFS provide information to them.

In December 2003, MFS and Sun Life Financial Inc., along with certain MFS funds and Trustees who serve on the Board of Trustees of these MFS funds, were named as defendants in class action lawsuits filed in the United States District Court, District of Massachusetts seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of MFS funds during specified periods. The suits allege that certain defendants permitted market timing and late trading in the MFS funds which allegedly caused financial injury to the funds' shareholders. The defendants are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, sanctions, penalties, damages or injunctions regarding MFS, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance of MFS' mutual fund business.

Although MFS does not believe that these lawsuits will have a material adverse effect on the funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from related regulatory investigations or developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences for the funds.

-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

To the Trustees of the MSF Series Trust VI and Shareholders of
MFS Global Total Return Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Total Return Fund (the Fund) (one of the portfolios constituting MFS Series Trust VI), including the portfolio of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Global Total Return Fund at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                ERNST & YOUNG LLP
Boston, Massachusetts
December 12, 2003

---------------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust VI, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES
JEFFREY L. SHAMES(2) (born 06/02/55)                         ABBY M. O'NEILL (born 04/27/28)
Chairman                                                     Trustee
Massachusetts Financial Services Company,                    Private investor; Rockefeller  Financial Services, Inc.
Chairman                                                     investment  advisers), Chairman and
                                                             Chief Executive Officer
JOHN W. BALLEN(2) (born 09/12/59)
Trustee and President                                        LAWRENCE T. PERERA (born 06/23/35)
Massachusetts Financial Services Company,                    Trustee
Chief Executive Officer and Director                         Hemenway & Barnes (attorneys),  Partner

KEVIN R. PARKE(2) (born 12/14/59)                            WILLIAM J. POORVU (born 04/10/35)
Trustee                                                      Trustee
Massachusetts Financial Services Company,                    Private investor; Harvard University  Graduate School
President, Chief Investment Officer and Director             f Business  Administration, Class of 1961  Adjunct
                                                             rofessor in  Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                                         CBL & Associates Properties, Inc. (real estate
                                                             nvestment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37)
Trustee                                                      J. DALE SHERRATT (born 09/23/38)
Brigham and Women's Hospital, Chief of Cardiac               Trustee
Surgery; Harvard Medical School, Professor of Surgery        Insight Resources, Inc. (acquisition planning
                                                             specialists), President; Wellfleet Investments (investor
WILLIAM R. GUTOW (born 09/27/41)                             in health care companies), Managing General Partner
Trustee                                                      (since 1993); Cambridge Nutraceuticals (professional
Private investor and real estate consultant;                 nutritional products), Chief Executive Officer (until
Capitol Entertainment Management Company                     May 2001)
(video franchise), Vice Chairman
                                                             ELAINE R. SMITH (born 04/25/46)
J. ATWOOD IVES (born 05/01/36)                               Trustee
Trustee                                                      Independent health care industry consultant
Private investor; KeySpan Corporation (energy related
services), Director; Eastern Enterprises (diversified        WARD SMITH (born 09/13/30)
services company), Chairman, Trustee and Chief               Trustee
Executive Officer (until November 2000)                      Private investor

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston,
Massachusetts 02116.

Trustees and Officers - continued

OFFICERS
JOHN W. BALLEN (born 09/12/59)                               ROBERT R. FLAHERTY (born 09/18/63)
Trustee and President                                        Assistant Treasurer
Massachusetts Financial Services Company, Chief              Massachusetts Financial Services Company, Vice
Executive Officer and Director                               President (since August 2000); UAM Fund Services,
                                                             Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59)
Assistant Secretary and Assistant Clerk                      RICHARD M. HISEY (born 08/29/58)
Massachusetts Financial Services Company, Senior             Treasurer
Vice President and Associate General Counsel                 Massachusetts Financial Services Company, Senior
                                                             Vice President (since July 2002); The Bank of New
STEPHEN E. CAVAN (born 11/06/53)                             York, Senior Vice President (September 2000 to July
Secretary and Clerk                                          2002); Lexington Global Asset Managers, Inc.,
Massachusetts Financial Services Company, Senior             Executive Vice President and Chief Financial Officer
Vice President, General Counsel and Secretary                (prior to September 2000); Lexington Funds,
                                                             Treasurer (prior to September 2000)
STEPHANIE A. DESISTO (born 10/01/53)
Assistant Treasurer                                          ELLEN MOYNIHAN (born 11/13/57)
Massachusetts Financial Services Company, Vice               Assistant Treasurer
President (since April 2003); Brown Brothers                 Massachusetts Financial Services Company,
Harriman & Co., Senior Vice President                        Vice President
(November 2002 to April 2003); ING Groep N.V./
Aeltus Investment Management, Senior Vice President          JAMES O. YOST (born 06/12/60)
(prior to November 2002)                                     Assistant Treasurer
                                                             Massachusetts Financial Services Company, Senior
                                                             Vice President

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Sherratt and Smith, and Ms. O'Neill, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1,
2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 110 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

 ---------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                           CUSTODIANS
Massachusetts Financial Services Company                     State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741                   225 Franklin Street, Boston, MA 02110

                                                             JP Morgan Chase Manhattan Bank
DISTRIBUTOR                                                  One Chase Manhattan Plaza
MFS Fund Distributors, Inc.                                  New York, NY 10081
500 Boylston Street, Boston, MA 02116-3741
                                                             AUDITORS
PORTFOLIO MANAGERS                                           Ernst & Young LLP
Steven R. Gorham(1)                                          200 Clarendon St.
Barnaby Weiner(1)                                            Boston, MA 02116
Matthew W. Ryan(1)

(1)MFS Investment Management

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

A prospectus containing more complete information, including investment objectives, risks, charges and expenses, for any of the MFS products can be obtained from your investment professional. You should read and consider the information carefully before investing.

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED)

In January 2004, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2003.

For the year ended October 31, 2003, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 17.29%.

The fund hereby designates the maximum amount allowable as qualified dividend income eligible for a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

For the year ended October 31, 2003, income from foreign sources was $7,711,564, and the fund designated a foreign tax credit of $300,384.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONTACT INFORMATION
--------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to WWW.MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to www.mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
                                                             MWT-ANN-12/03 67M

MFS(R) Mutual Funds

ANNUAL REPORT 10/31/03

MFS(R) UTILITIES FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) UTILITIES FUND

The fund seeks capital growth and current income (income above that available from a portfolio invested entirely in equities).

-------------------------------------------------------------------------------
To view MFS' statement concerning regulatory issues affecting the mutual fund industry and the firm, please visit www.mfs.com.
-------------------------------------------------------------------------------

TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CHAIRMAN                           1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           2
----------------------------------------------------
MANAGEMENT REVIEW                                  3
----------------------------------------------------
PERFORMANCE SUMMARY                                7
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          10
----------------------------------------------------
FINANCIAL STATEMENTS                              18
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     32
----------------------------------------------------
INDEPENDENT AUDITORS' REPORT                      41
----------------------------------------------------
TRUSTEES AND OFFICERS                             42
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       44
----------------------------------------------------
FEDERAL TAX INFORMATION                           45
----------------------------------------------------
CONTACT INFORMATION                               46
----------------------------------------------------
ASSET ALLOCATION                                  47

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Jeffrey L. Shames]

In our view, the past year has been a promising one for investors. Financial markets have improved steadily, spurred by indications of a global economic recovery.

These developments make this an encouraging time for MFS and for our shareholders. But we also think it's a time to reinforce the fundamentals of a sound investment strategy.

At MFS, we think in any market environment the best approach for investors is disciplined diversification. This method of investing involves three simple steps. First, allocate your holdings across the major asset classes. Second, diversify within each class so that you get exposure to different investment styles, such as growth and value, and market sectors, such as government and corporate bonds. Finally, to respond to the way market activity can shift the value of your accounts, rebalance your accounts on a routine schedule, such as once per year. Doing so will help you maintain your desired allocation across each asset class.

These investing fundamentals are often lost when markets are on an upswing. At such times, it's easy to be tempted to shift your holdings in the current, "hottest" performing investment. History suggests, however, that it is difficult to predict year after year what the best performing sector or market will be. While it is true that the past cannot offer any guarantees for the future, the markets historically have demonstrated the benefits of taking the prudent approach and spreading your assets across a variety of holdings. For investors with long-term goals such as college or retirement, a balanced approach usually makes the most sense. As always, your investment professional can help you identify an appropriate mix of investments for your needs.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    November 20, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
-------------------------------------------------------------------------------

THE HUMAN SIDE OF MONEY MANAGEMENT

For nearly 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

MARKET ENVIRONMENT

Over the one-year period, the electric utility and natural gas industries experienced a dramatic recovery from the devastation initiated by Enron's bankruptcy. In mid-2002, in the wake of the Enron scandal, utilities became the poster children for what was wrong with American business. Credit rating agencies took a dim view of any company with energy trading or merchant generation exposure and viewed most utilities as having too much debt on their balance sheets. This initiated a downward spiral in the middle of 2002 that decimated both stocks and bonds of many utilities. In our view, the rating agencies and investors largely ignored the fact that Enron went bankrupt because of fraud, not because it was in the energy trading or electric generation business.

Over the period, the panic subsided. Investors seemed to realize that most utilities were not going to go bankrupt and that perhaps their securities had become undervalued. Utilities began to improve their balance sheets by issuing equity to pay down debt. Banks restructured utility debt by extending maturities. The result was strong performance in the first half of 2003 as beaten-down utility securities recovered from the turmoil of mid-2002.

In the summer and early fall of 2003, however, utility issues were largely left behind in a stock market rally that focused more on cyclical and growth companies. As of the end of the period on October 31, we felt that many utility issues, especially in the electric utility area, were somewhat undervalued. Our research indicated electric companies in general were beginning to generate strong free cash flow; we also felt the benefits of the dividend tax cut were not yet reflected in their stock prices.

-----------------------------------
"OVER THE ONE-YEAR PERIOD, THE
ELECTRIC UTILITY AND NATURAL GAS
INDUSTRIES EXPERIENCED A DRAMATIC
RECOVERY FROM THE DEVASTATION
INITIATED BY ENRON'S BANKRUPTCY."
-----------------------------------

In the telecommunications area, performance was mixed. Earnings of regional Bell operating companies (RBOCs), the phone companies created by the breakup of AT&T, continued to be hampered by a murky regulatory environment that, in our view, put them at a disadvantage relative to competition from cable companies. In contrast, many overseas telephone companies delivered strong performance because they were operating in more favorable environments. In general, regulatory environments overseas were more beneficial to incumbent telecom firms, and competition from cable firms was either nonexistent or much weaker than in the United States.

CONTRIBUTORS TO PERFORMANCE

For the one-year period, the fund outperformed both its peer group, as measured by the average utilities fund tracked by Lipper Inc., and the utilities sector as measured by its benchmark, the S&P Utilities Index.

In terms of industries, the top contributor to performance, relative to the S&P Utilities Index, was electric power generators. On a relative basis, the fund benefited by not owning several companies that underperformed, including Consolidated Edison, Southern Company, and Duke Energy. In the ultra-defensive environment of 2002, investors had placed a large premium on the perceived safety of industry stalwarts such as Con Edison and Southern. We felt those stocks had risen to levels where there was little value, and we declined to own them. That decision helped relative performance as Con Edison and Southern underperformed when other utility stocks rose sharply from depressed levels. Duke Energy declined in price as it lowered earnings expectations several times during the period - mainly because of its exposure to a weak power generation market. We also benefited by largely avoiding Detroit Edison, which had some problems related to synthetic fuel regulations and concerns about upcoming rate cases in its jurisdiction.

Elsewhere in the electric power industry, Spanish utility Iberdrola, one of the fund's better performing holdings, benefited from new management that delivered on earnings expectations. We sold the stock when we felt it had become fairly valued. Two other Spanish firms, natural gas transmission company Enagas and electric utility Endesa, also helped performance as they benefited from both a good regulatory environment and strong growth in energy demand in Spain.

Trust preferred bonds of electric power generator AES Corp. also contributed strongly to performance. The firm's credit outlook, and thus its bond prices, strengthened over the period as the company improved its cash flow and negotiated more favorable terms on its debt.

In the wireless phone industry, the fund's positions in America Movil and NII Holdings (formerly known as Nextel International) benefited from a rational competitive environment in Mexico. Both firms saw their business grow strongly over the period.

As natural gas prices appreciated over the winter of 2002-2003, fund performance was also helped by positions in what we viewed as some of the best-managed companies in the industry: integrated gas production and distribution firm Questar, pipeline company Kinder Morgan, and distribution firm AGL Resources.

DETRACTORS FROM PERFORMANCE

Over the period, the largest detractors from performance were positions in several RBOCs, including Verizon and SBC Communications. As mentioned earlier, a difficult regulatory environment hampered these firms' efforts to meet strong competition from cable companies that were expanding into local telephone markets.

Relative to the S&P Utilities Index, performance was also hurt by our underweighted positions in some electric generation and natural gas companies that performed very well over the period. In several cases, we avoided these securities for most of the period or had only small holdings because we felt they were relatively risky positions. For example, AES stock, in which we were underweighted, performed very well; as mentioned earlier, we had chosen to concentrate on the company's trust preferred bonds, which we felt entailed less risk. As the period began, we had felt the survival of natural gas firms Williams Cos. and Dynegy was in question, and we largely avoided their securities. Management, however, succeeded in turning those firms around, and their stocks appreciated sharply from very depressed levels.

    Respectfully,

/s/ Maura A. Shaughnessy

    Maura A. Shaughnessy
    Portfolio Manager
-------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment- related news.

o From Week in Review, link to MFS Global Investment Perspective for our current view of the world.

-------------------------------------------------------------------------------

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 10/31/03
-------------------------------------------------------------------------------

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.)

VISIT WWW.MFS.COM FOR THE MOST CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended 10/31/03)

                                  MFS Utilities       Standard & Poor's
                                 Fund -- Class A       Utilities Index

            10/93                  $ 9,525                $10,000
            10/95                   11,212                 10,500
            10/97                   17,075                 12,797
            10/99                   25,661                 16,512
            10/01                   23,347                 17,383
            10/03                   22,205                 13,967

TOTAL RETURNS

-----------------------
Average annual
without sales charge
-----------------------

                         Class
   Share class      inception date      1-yr      3-yr       5-yr      10-yr
------------------------------------------------------------------------------
        A              2/14/1992        31.69%    -11.74%     1.26%      8.83%
------------------------------------------------------------------------------
        B              9/07/1993        30.66%    -12.41%     0.51%      7.97%
------------------------------------------------------------------------------
        C              1/03/1994        30.66%    -12.44%     0.49%      7.98%
------------------------------------------------------------------------------
        I              1/02/1997        31.96%    -11.54%     1.51%      9.02%
------------------------------------------------------------------------------
       R1*            12/31/2002        31.25%    -11.84%     1.20%      8.80%
------------------------------------------------------------------------------
      R2**            10/31/2003           N/A        N/A       N/A        N/A
------------------------------------------------------------------------------

-----------------------
Average annual
-----------------------

Comparative Benchmarks
------------------------------------------------------------------------------
Average utility fund+                   19.12%    -11.92%    -0.77%      5.40%
------------------------------------------------------------------------------
Standard & Poor's Utilities Index#      26.25%    -14.61%    -2.99%      3.40%
------------------------------------------------------------------------------

-----------------------
Average annual
with sales charge
-----------------------

   Share class
------------------------------------------------------------------------------
        A                               25.43%    -13.16%     0.28%      8.30%
------------------------------------------------------------------------------
        B                               26.66%    -13.18%     0.22%      7.97%
------------------------------------------------------------------------------
        C                               29.66%    -12.44%     0.49%      7.98%
------------------------------------------------------------------------------

I, R1, and R2 class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

-----------------------
Cumulative
without sales charge
-----------------------

------------------------------------------------------------------------------
        A                               31.69%    -31.26%     6.48%    133.13%
------------------------------------------------------------------------------
        B                               30.66%    -32.81%     2.59%    115.30%
------------------------------------------------------------------------------
        C                               30.66%    -32.87%     2.45%    115.42%
------------------------------------------------------------------------------
        I                               31.96%    -30.77%     7.79%    137.24%
------------------------------------------------------------------------------
       R1*                              31.25%    -31.48%     6.13%    132.36%
------------------------------------------------------------------------------
      R2**                                 N/A        N/A       N/A        N/A
------------------------------------------------------------------------------

 + Source: Lipper Inc., an independent firm that reports mutual fund performance.
 # Source: Standard & Poor's Micropal, Inc.
 * Effective November 3, 2003, Class R shares have been renamed R1 shares. ** Class R2 shares commenced investment operations on October 31, 2003.
   Therefore, no performance information is available.

INDEX DEFINITION

S&P UTILITIES INDEX - measures the performance of the utilities sector.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A results, including sales charge, reflects the deduction of the maximum 4.75% sales charge. Class B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C results, including sales charge, redeemed within one year from the end of the calendar month of purchase reflects the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R1 and R2 shares have no sales charges and are available only to certain retirement plans.

Performance for share classes offered after class A shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Any such subsidy or waiver is voluntary and may be revised or rescinded at any time without notice. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those industries than is a portfolio that invests more broadly.

Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

Because the portfolio invests in a limited number of companies a change in one security's value may have a more significant effect on the portfolio's value.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 10/31/03
------------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund as of 10/31/03.
It is categorized by broad-based asset classes.

Stocks - 88.1%
------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                 $ VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 58.0%
------------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 7.4%
------------------------------------------------------------------------------------------------------
Cablevision Systems Corp., "A"*                                       349,900              $7,067,980
------------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc.                                    186,000               7,592,520
------------------------------------------------------------------------------------------------------
Comcast Corp., "A"*                                                    36,200               1,227,904
------------------------------------------------------------------------------------------------------
Comcast Corp., "Special A"*                                           605,300              19,744,886
------------------------------------------------------------------------------------------------------
Cox Communications, Inc., "A"*                                        179,600               6,118,972
------------------------------------------------------------------------------------------------------
Cox Radio, Inc., "A"*                                                 346,600               7,666,792
------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., "A"*                                   157,290               6,027,353
------------------------------------------------------------------------------------------------------
Lamar Advertising Co., "A"*                                           337,600              10,229,280
------------------------------------------------------------------------------------------------------
Time Warner, Inc.*                                                    956,800              14,629,472
------------------------------------------------------------------------------------------------------
Westwood One, Inc.*                                                   172,300               5,156,939
------------------------------------------------------------------------------------------------------
                                                                                          $85,462,098
------------------------------------------------------------------------------------------------------
Entertainment - 0.9%
------------------------------------------------------------------------------------------------------
Viacom, Inc., "B"                                                     271,200             $10,812,744
------------------------------------------------------------------------------------------------------

Natural Gas - Distribution - 9.7%
------------------------------------------------------------------------------------------------------
AGL Resources, Inc.                                                   344,115              $9,686,837
------------------------------------------------------------------------------------------------------
Energen Corp.                                                          28,900               1,065,543
------------------------------------------------------------------------------------------------------
Equitable Resources, Inc.                                           1,168,500              48,142,200
------------------------------------------------------------------------------------------------------
Kinder Morgan, Inc.                                                   467,316              25,024,772
------------------------------------------------------------------------------------------------------
ONEOK, Inc.                                                           205,100               4,079,439
------------------------------------------------------------------------------------------------------
Questar Corp.                                                         268,200               8,515,350
------------------------------------------------------------------------------------------------------
Sempra Energy                                                         572,200              15,907,160
------------------------------------------------------------------------------------------------------
                                                                                         $112,421,301
------------------------------------------------------------------------------------------------------
Oil Services - 2.9%
------------------------------------------------------------------------------------------------------
BJ Services Co.*                                                       16,600                $544,646
------------------------------------------------------------------------------------------------------
GlobalSantaFe Corp.                                                   421,200               9,481,212
------------------------------------------------------------------------------------------------------
Halliburton Co.                                                       415,700               9,926,916
------------------------------------------------------------------------------------------------------
Noble Corp.*                                                          391,800              13,450,494
------------------------------------------------------------------------------------------------------
                                                                                          $33,403,268
------------------------------------------------------------------------------------------------------
Telephone Services - 9.6%
------------------------------------------------------------------------------------------------------
Cincinnati Bell, Inc.*                                              3,418,000             $17,465,980
------------------------------------------------------------------------------------------------------
Citizens Communications Co.*                                        1,464,800              18,236,760
------------------------------------------------------------------------------------------------------
Commonwealth Telephone Enterprises, Inc.*                             159,200               6,488,992
------------------------------------------------------------------------------------------------------
SBC Communications, Inc.                                            1,505,100              36,092,298
------------------------------------------------------------------------------------------------------
Verizon Communications, Inc.                                          966,512              32,474,803
------------------------------------------------------------------------------------------------------
Winstar Communications, Inc.*                                         677,700                   1,355
------------------------------------------------------------------------------------------------------
                                                                                         $110,760,188
------------------------------------------------------------------------------------------------------
Utilities - Electric Power - 24.4%
------------------------------------------------------------------------------------------------------
AES Corp.*                                                          1,758,600             $15,387,750
------------------------------------------------------------------------------------------------------
Cinergy Corp.                                                         162,700               5,907,637
------------------------------------------------------------------------------------------------------
Constellation Energy Group, Inc.                                      517,500              18,821,475
------------------------------------------------------------------------------------------------------
Dominion Resources, Inc.                                              348,300              21,455,280
------------------------------------------------------------------------------------------------------
DTE Energy Co.                                                        115,200               4,248,576
------------------------------------------------------------------------------------------------------
Entergy Corp.                                                         297,500              16,035,250
------------------------------------------------------------------------------------------------------
Exelon Corp.                                                          718,600              45,595,170
------------------------------------------------------------------------------------------------------
FirstEnergy Corp.                                                     666,650              22,926,093
------------------------------------------------------------------------------------------------------
FPL Group, Inc.                                                       261,200              16,648,888
------------------------------------------------------------------------------------------------------
MDU Resources Group, Inc.                                             239,250               5,414,228
------------------------------------------------------------------------------------------------------
NiSource, Inc.                                                        422,200               8,743,762
------------------------------------------------------------------------------------------------------
PG&E Corp.*                                                         1,208,900              29,557,605
------------------------------------------------------------------------------------------------------
Pinnacle West Capital Corp.                                            15,200                 555,712
------------------------------------------------------------------------------------------------------
PPL Corp.                                                             638,100              25,472,952
------------------------------------------------------------------------------------------------------
Public Service Enterprise Group                                        66,300               2,709,681
------------------------------------------------------------------------------------------------------
Reliant Resources, Inc.*                                            3,322,100              16,444,395
------------------------------------------------------------------------------------------------------
Sierra Pacific Resources Co.                                           88,200                 526,554
------------------------------------------------------------------------------------------------------
TXU Corp.                                                           1,069,400              24,403,708
------------------------------------------------------------------------------------------------------
Wisconsin Energy Corp.                                                 57,400               1,879,850
------------------------------------------------------------------------------------------------------
                                                                                         $282,734,566
------------------------------------------------------------------------------------------------------
Wireless Communications - 3.1%
------------------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc.*                                       1,700,953             $12,331,909
------------------------------------------------------------------------------------------------------
NII Holdings, Inc., "B"*                                              125,350               9,663,232
------------------------------------------------------------------------------------------------------
Sprint Corp. (PCS Group)*                                           3,196,300              13,903,905
------------------------------------------------------------------------------------------------------
                                                                                          $35,899,046
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                        $671,493,211
------------------------------------------------------------------------------------------------------

Foreign Stocks - 30.1%
------------------------------------------------------------------------------------------------------
Brazil - 0.3%
------------------------------------------------------------------------------------------------------
Brasil Telecom Participacoes, ADR (Telephone Services)                 96,700              $3,531,484
------------------------------------------------------------------------------------------------------

Canada - 1.3%
------------------------------------------------------------------------------------------------------
EnCana Corp. (Natural Gas - Pipeline)                                 140,000              $4,805,004
------------------------------------------------------------------------------------------------------
Talisman Energy, Inc. (Energy - Independent)                          215,900              10,539,652
------------------------------------------------------------------------------------------------------
                                                                                          $15,344,656
------------------------------------------------------------------------------------------------------
Chile - 0.4%
------------------------------------------------------------------------------------------------------
Empresa Nacional de Electricidad, ADR (Utilities -
Electric Power)*                                                      410,800              $4,658,472
------------------------------------------------------------------------------------------------------

France - 3.4%
------------------------------------------------------------------------------------------------------
France Telecom S.A. (Telephone Services)                              917,000             $22,166,706
------------------------------------------------------------------------------------------------------
Suez S.A. (Utilities - Electric Power)                                400,900               6,423,419
------------------------------------------------------------------------------------------------------
Veolia Environnement (Utilities - Electric Power)                     469,211              10,459,731
------------------------------------------------------------------------------------------------------
                                                                                          $39,049,856
------------------------------------------------------------------------------------------------------
Germany - 2.4%
------------------------------------------------------------------------------------------------------
Deutsche Telekom AG (Telephone Services)                              877,900             $13,811,328
------------------------------------------------------------------------------------------------------
RWE AG (NEU) (Conglomerates)                                           78,300               2,172,755
------------------------------------------------------------------------------------------------------
VEBA AG (Conglomerates)                                               221,100              11,161,675
------------------------------------------------------------------------------------------------------
                                                                                          $27,145,758
------------------------------------------------------------------------------------------------------
Grand Cayman Islands - 0.7%
------------------------------------------------------------------------------------------------------
Transocean Sedco Forex, Inc. (Oil Services)*                          389,400              $7,472,586
------------------------------------------------------------------------------------------------------

Greece - 0.6%
------------------------------------------------------------------------------------------------------
Cosmote S.A. (Telephone Services)                                     575,500              $6,615,027
------------------------------------------------------------------------------------------------------

Hungary - 0.3%
------------------------------------------------------------------------------------------------------
Magyar Tavkozlesi Rt., ADR (Telephone Services)                       172,000              $3,120,080
------------------------------------------------------------------------------------------------------

Italy - 1.3%
------------------------------------------------------------------------------------------------------
Enel S.p.A (Utilities - Electric Power)                             1,803,000             $11,262,352
------------------------------------------------------------------------------------------------------
Snam Rete Gas S.p.A. (Natural Gas - Distribution)                   1,099,600               4,136,479
------------------------------------------------------------------------------------------------------
                                                                                          $15,398,831
------------------------------------------------------------------------------------------------------
Japan - 0.7%
------------------------------------------------------------------------------------------------------
Japan Telecom Holdings Co., Ltd. (Telephone Services)                   2,871              $8,578,322
------------------------------------------------------------------------------------------------------

Mexico - 3.8%
------------------------------------------------------------------------------------------------------
America Movil S.A. de C.V., ADR (Wireless
Communications)                                                       792,600             $18,863,880
------------------------------------------------------------------------------------------------------
Telefonos de Mexico S.A., ADR (Telephone Services)                    676,400              21,746,260
------------------------------------------------------------------------------------------------------
TV Azteca, S.A. de C.V., ADR (Broadcast & Cable TV)*                  395,600               3,200,404
------------------------------------------------------------------------------------------------------
                                                                                          $43,810,544
------------------------------------------------------------------------------------------------------
Netherlands - 1.3%
------------------------------------------------------------------------------------------------------
Completel Europe N.V. (Telecommunications - Wireline)*                 17,288                $461,662
------------------------------------------------------------------------------------------------------
Completel Europe N.V., "Preferred" (Telecommunications
- Wireline)*                                                              171                 440,758
------------------------------------------------------------------------------------------------------
Koninklijke KPN N.V. (Telephone Services)                           1,886,300              14,323,185
------------------------------------------------------------------------------------------------------
                                                                                          $15,225,605
------------------------------------------------------------------------------------------------------
New Zealand - 0.7%
------------------------------------------------------------------------------------------------------
Telecom Corp. of New Zealand, Ltd. (Telephone
Services)*                                                          2,749,500              $8,150,229
------------------------------------------------------------------------------------------------------

Portugal - 0.7%
------------------------------------------------------------------------------------------------------
Portugal Telecom, SGPS, S.A. (Telephone Services)                     949,300              $7,968,799
------------------------------------------------------------------------------------------------------

Singapore - 1.6%
------------------------------------------------------------------------------------------------------
MobileOne Asia Ltd. (Wireless Communications)                      11,758,000              $9,190,953
------------------------------------------------------------------------------------------------------
Singapore Telecommunications Ltd. (Telephone Services)              9,629,000               9,519,143
------------------------------------------------------------------------------------------------------
                                                                                          $18,710,096
------------------------------------------------------------------------------------------------------
South Korea - 2.0%
------------------------------------------------------------------------------------------------------
KT Corp. (Telephone Services)                                         573,550             $11,304,670
------------------------------------------------------------------------------------------------------
SK Telecom Co., Ltd., ADR (Wireless Communications)                   288,600               5,656,560
------------------------------------------------------------------------------------------------------
SK Telecom Co., Ltd. (Wireless Communications)                         35,150               6,207,309
------------------------------------------------------------------------------------------------------
                                                                                          $23,168,539
------------------------------------------------------------------------------------------------------
Spain - 4.6%
------------------------------------------------------------------------------------------------------
Antena 3 TV (Leisure & Toys)                                            2,391                 $78,008
------------------------------------------------------------------------------------------------------
Enagas S.A. (Natural Gas - Pipeline)                                2,381,655              21,983,512
------------------------------------------------------------------------------------------------------
Endesa S.A., ADR (Utilities - Electric Power)                         831,200              13,173,139
------------------------------------------------------------------------------------------------------
Red Electrica de Espana (Utilities - Electric Power)                  664,320               8,947,185
------------------------------------------------------------------------------------------------------
Telefonica Moviles (Wireless Communications)                           64,700                 543,869
------------------------------------------------------------------------------------------------------
Telefonica S.A. (Telephone Services)                                  706,800               8,780,746
------------------------------------------------------------------------------------------------------
                                                                                          $53,506,459
------------------------------------------------------------------------------------------------------
United Kingdom - 4.0%
------------------------------------------------------------------------------------------------------
National Grid Group PLC (Utilities - Electric Power)                2,523,600             $16,103,122
------------------------------------------------------------------------------------------------------
United Utilities (Utilities - Electric Power)                         250,654               2,003,268
------------------------------------------------------------------------------------------------------
Vodafone Group PLC (Wireless Communications)*                      13,506,946              28,347,544
------------------------------------------------------------------------------------------------------
                                                                                          $46,453,934
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                     $347,909,277
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,013,969,075)                                         $1,019,402,488
------------------------------------------------------------------------------------------------------

Bonds - 7.4%
------------------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
ISSUER                                                      (000 Omitted)                     $ VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - 6.0%
------------------------------------------------------------------------------------------------------
Automotive
------------------------------------------------------------------------------------------------------
Daimler Chrysler Holdings, 8.5s, 2031                                    $334                $374,575
------------------------------------------------------------------------------------------------------

Broadcast & Cable TV - 0.2%
------------------------------------------------------------------------------------------------------
Continental Cablevision, 9.5s, 2013                                      $412                $473,348
------------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 8.125s, 2009                                          385                 400,400
------------------------------------------------------------------------------------------------------
Tele Communications, Inc., 9.8s, 2012*                                    664                 862,575
------------------------------------------------------------------------------------------------------
                                                                                           $1,736,323
------------------------------------------------------------------------------------------------------
Building - 0.1%
------------------------------------------------------------------------------------------------------
American Standard, Inc., 7.375s, 2008                                    $730                $804,825
------------------------------------------------------------------------------------------------------

Corporate Asset-Backed - 0.2%
------------------------------------------------------------------------------------------------------
Falcon Auto Dealership LLC, 3.089s, 2023##                             $4,752                $709,109
------------------------------------------------------------------------------------------------------
TIAA Retail Commercial Mortgage Trust, 7.17s, 2032##                    1,989               2,161,030
------------------------------------------------------------------------------------------------------
                                                                                           $2,870,139
------------------------------------------------------------------------------------------------------
Energy - Independent - 0.1%
------------------------------------------------------------------------------------------------------
Devon Financing Corp., ULC, 6.875s, 2011                               $1,028              $1,160,070
------------------------------------------------------------------------------------------------------

Manufacturing - 0.2%
------------------------------------------------------------------------------------------------------
Vanderbilt Mortgage & Finance, Inc., 5.17s, 2014                       $2,486              $2,524,654
------------------------------------------------------------------------------------------------------

Natural Gas - Pipeline - 0.4%
------------------------------------------------------------------------------------------------------
Kern River Funding Corp., 4.893s, 2018##                               $1,000                $988,673
------------------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners, 7.3s, 2033                                 707                 793,138
------------------------------------------------------------------------------------------------------
Williams Holdings, 6.25s, 2006                                          3,042               3,118,050
------------------------------------------------------------------------------------------------------
                                                                                           $4,899,861
------------------------------------------------------------------------------------------------------
Pollution Control - 0.1%
------------------------------------------------------------------------------------------------------
WMX Technologies, Inc., 6.375s, 2003                                   $1,033              $1,036,211
------------------------------------------------------------------------------------------------------

Telecommunications - Wireline - 0.2%
------------------------------------------------------------------------------------------------------
Citizens Communications Co., 8.5s, 2006                                  $215                $242,859
------------------------------------------------------------------------------------------------------
Sprint Capital Corp., 6.875s, 2028                                        420                 395,250
------------------------------------------------------------------------------------------------------
Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                      296                 320,170
------------------------------------------------------------------------------------------------------
Telecomunicaciones de Puerto Rico, Inc., 6.8s, 2009                       687                 763,701
------------------------------------------------------------------------------------------------------
Verizon New York, Inc., 6.875s, 2012                                      622                 682,368
------------------------------------------------------------------------------------------------------
                                                                                           $2,404,348
------------------------------------------------------------------------------------------------------
Utilities - Electric Power - 4.4%
------------------------------------------------------------------------------------------------------
AES Corp., 8.75s, 2013##                                               $6,000              $6,405,000
------------------------------------------------------------------------------------------------------
AES Corp., 9s, 2015##                                                   4,995               5,344,650
------------------------------------------------------------------------------------------------------
Beaver Valley II Funding, 9s, 2017                                      2,726               3,169,915
------------------------------------------------------------------------------------------------------
FirstEnergy Corp., 6.45s, 2011                                          3,230               3,431,013
------------------------------------------------------------------------------------------------------
Midamerican Energy Holdings, 5.875s, 2012                               2,416               2,499,780
------------------------------------------------------------------------------------------------------
Midamerican Funding LLC, 6.927s, 2029                                   1,310               1,409,625
------------------------------------------------------------------------------------------------------
Niagara Mohawk Power Corp., 8.77s, 2018                                 1,406               1,465,875
------------------------------------------------------------------------------------------------------
NiSource Finance Corp., 7.875s, 2010                                    4,826               5,710,316
------------------------------------------------------------------------------------------------------
PSEG Energy Holdings, Inc, 8.625s, 2008                                 4,541               4,699,935
------------------------------------------------------------------------------------------------------
PSEG Power LLC, 7.75s, 2007                                             5,140               5,191,400
------------------------------------------------------------------------------------------------------
Reliant Resources, Inc., 9.25s, 2010##                                  3,770               3,374,150
------------------------------------------------------------------------------------------------------
Reliant Resources, Inc., 9.5s, 2013 ##                                  6,960               6,194,400
------------------------------------------------------------------------------------------------------
TXU Corp., 6.375s, 2006                                                 1,690               1,791,400
------------------------------------------------------------------------------------------------------
TXU Eastern Funding Co., 6.75s, 2009#                                     793                  93,177
------------------------------------------------------------------------------------------------------
                                                                                          $50,780,636
------------------------------------------------------------------------------------------------------
Wireless Communications - 0.1%
------------------------------------------------------------------------------------------------------
Verizon Wireless Capital LLC, 5.375s, 2006                               $537                $573,508
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $69,165,150
------------------------------------------------------------------------------------------------------

Foreign Bonds - 1.4%
------------------------------------------------------------------------------------------------------
Canada - 0.3%
------------------------------------------------------------------------------------------------------
Rogers Cable, Inc., 6.25s, 2013 (Broadcast & Cable TV)                 $1,316              $1,316,000
------------------------------------------------------------------------------------------------------
Telus Corp., 8s, 2011 (Telecommunications - Wireline)                   1,886               2,168,276
------------------------------------------------------------------------------------------------------
                                                                                           $3,484,276
------------------------------------------------------------------------------------------------------
Chile - 0.5%
------------------------------------------------------------------------------------------------------
Empresa Nacional de Electricidad, 8.35s, 2013
(Utilities - Electric Power)                                           $5,605              $6,033,407
------------------------------------------------------------------------------------------------------

France - 0.1%
------------------------------------------------------------------------------------------------------
France Telecom S.A., 9.75s, 2031 (Telecommunications -
Wireline)                                                              $1,056              $1,393,731
------------------------------------------------------------------------------------------------------

Germany - 0.3%
------------------------------------------------------------------------------------------------------
Deutsche Telekom, 5.25s, 2013 (Telecommunications -
Wireline)                                                              $2,624              $2,607,826
------------------------------------------------------------------------------------------------------
Deutsche Telekom, 8.75s, 2030 (Telecommunications -
Wireline)                                                                 283                 356,029
------------------------------------------------------------------------------------------------------
                                                                                           $2,963,855
------------------------------------------------------------------------------------------------------
Malaysia
------------------------------------------------------------------------------------------------------
Petronas Capital Ltd., 7.875s, 2022 (Oil Services)##                     $383                $434,335
------------------------------------------------------------------------------------------------------

Mexico - 0.1%
------------------------------------------------------------------------------------------------------
United Mexican States, 11.5s, 2026                                       $872              $1,246,960
------------------------------------------------------------------------------------------------------

United Kingdom - 0.1%
------------------------------------------------------------------------------------------------------
British Sky Broadcasting Group, 7.3s, 2006 (Advertising
& Broadcasting)                                                          $669                $738,376
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $16,294,940
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $83,364,353)                                                $85,460,090
------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 1.3%
------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                 $ VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 1.3%
------------------------------------------------------------------------------------------------------
Natural Gas - Distribution - 0.1%
------------------------------------------------------------------------------------------------------
Sempra Energy, 8.5s                                                    64,900              $1,706,870
------------------------------------------------------------------------------------------------------

Telephone Services - 0.5%
------------------------------------------------------------------------------------------------------
CenturyTel, Inc., 6.875s                                              224,200              $6,351,586
------------------------------------------------------------------------------------------------------

Utilities - Electric Power - 0.7%
------------------------------------------------------------------------------------------------------
AES Trust III, 6.75s                                                   92,400              $3,441,900
------------------------------------------------------------------------------------------------------
AES Trust VII, 6.00s                                                   97,391               4,212,161
------------------------------------------------------------------------------------------------------
                                                                                           $7,654,061
------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks
(Identified Cost, $17,423,862)                                                            $15,712,517
------------------------------------------------------------------------------------------------------

Convertible Bonds - 1.3%
------------------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
ISSUER                                                      (000 Omitted)                     $ VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - 1.3%
------------------------------------------------------------------------------------------------------
Natural Gas - Distribution - 1.0%
------------------------------------------------------------------------------------------------------
El Paso Corp., 0s, 2021                                               $25,910             $11,529,950
------------------------------------------------------------------------------------------------------

Utilities - Electric Power - 0.3%
------------------------------------------------------------------------------------------------------
Reliant Resources, Inc., 5s, 2010                                      $3,400              $2,936,750
------------------------------------------------------------------------------------------------------
Sierra Pacific Resources, 7.25s, 2010                                     330                 529,237
------------------------------------------------------------------------------------------------------
                                                                                           $3,465,987
------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $15,240,290)                                    $14,995,937
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.5%
------------------------------------------------------------------------------------------------------
Citigroup, Inc., due 12/09/03                                          $4,000              $3,995,525
------------------------------------------------------------------------------------------------------
Edison Asset Securitization LLC, due 11/03/03                          13,184              13,183,238
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $17,178,763
------------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 7.6%
------------------------------------------------------------------------------------------------------
                                                               SHARES/
ISSUER                                                       PRINCIPAL AMOUNT                 $ VALUE
------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                       66,333,544             $66,333,544
------------------------------------------------------------------------------------------------------
UBS Securities LLC, Repurchase Agreement, 1.0625%                 $21,763,572              21,763,572
------------------------------------------------------------------------------------------------------
Total Collateral for Securities Loaned, at Amortized
Cost                                                                                      $88,097,116
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,235,273,459)                                    $1,240,846,911
------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (7.2)%                                                   (83,956,003)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $1,156,890,908
------------------------------------------------------------------------------------------------------
 * Non-income producing security.
 ^ 4(2) paper.
 # Non-income producing security-in-default.
## SEC Rule 144A restriction.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 10/31/03

ASSETS
Investments, at value, including $84,968,727 of
securities on loan (identified cost, $1,235,273,459)          $1,240,846,911
-----------------------------------------------------------------------------------------------------
Cash                                                                   8,478
-----------------------------------------------------------------------------------------------------
Foreign currency, at value (identified cost, $7)                           7
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                   12,864,615
-----------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                    1,171,603
-----------------------------------------------------------------------------------------------------
Interest and dividends receivable                                  3,445,918
-----------------------------------------------------------------------------------------------------
Other assets                                                           3,774
-----------------------------------------------------------------------------------------------------
Total assets                                                                           $1,258,341,306
-----------------------------------------------------------------------------------------------------

LIABILITIES

Distributions payable                                             $1,044,074
-----------------------------------------------------------------------------------------------------
Payable for investments purchased                                  8,973,337
-----------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                 2,859,050
-----------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                        88,097,116
-----------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------
  Management fee                                                      20,547
-----------------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                      3,504
-----------------------------------------------------------------------------------------------------
  Distribution and service fee                                        22,104
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                               430,666
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                        $101,450,398
-----------------------------------------------------------------------------------------------------
Net assets                                                                             $1,156,890,908
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                               $2,118,389,144
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                    5,573,407
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                           (969,098,498)
-----------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                    2,026,855
-----------------------------------------------------------------------------------------------------
Total                                                                                  $1,156,890,908
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                 146,841,845
-----------------------------------------------------------------------------------------------------

See notes to financial statements.

Statement of Assets and Liabilities - continued

Class A shares

  Net assets                                                    $464,831,512
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              58,879,826
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                     $7.89
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/95.25X$7.89)                                                    $8.28
-----------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                    $531,008,207
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              67,508,364
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                  $7.87
-----------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                    $159,112,953
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              20,208,481
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                  $7.87
-----------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                      $1,744,452
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                 220,608
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                     $7.91
-----------------------------------------------------------------------------------------------------

Class R1 shares

  Net assets                                                        $188,765
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  23,930
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                     $7.89
-----------------------------------------------------------------------------------------------------

Class R2 shares

  Net assets                                                          $5,019
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                     636
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                     $7.89
-----------------------------------------------------------------------------------------------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 10/31/03

NET INVESTMENT INCOME (LOSS)

Income
-----------------------------------------------------------------------------------------------------
  Dividends                                                     $28,419,409
-----------------------------------------------------------------------------------------------------
  Interest                                                        7,910,284
-----------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                           (786,644)
-----------------------------------------------------------------------------------------------------
Total investment income                                                                   $35,543,049
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                 $6,450,636
-----------------------------------------------------------------------------------------------------
  Trustees' compensation                                             42,600
-----------------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                 1,140,952
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                          1,050,676
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                          5,022,292
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                          1,512,000
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                               594
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                103,415
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                     494,457
-----------------------------------------------------------------------------------------------------
  Printing                                                           96,290
-----------------------------------------------------------------------------------------------------
  Postage                                                           147,922
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                      34,296
-----------------------------------------------------------------------------------------------------
  Legal fees                                                            700
-----------------------------------------------------------------------------------------------------
  Transfer agent system fee                                         488,444
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                   1,079,714
-----------------------------------------------------------------------------------------------------
Total expenses                                                                            $17,664,988
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                              (47,979)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                              $17,617,009
-----------------------------------------------------------------------------------------------------
Net investment income                                                                     $17,926,040
-----------------------------------------------------------------------------------------------------

See notes to financial statements.

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) (identified cost basis)
-----------------------------------------------------------------------------------------------------
  Investment transactions                                       $58,378,952
-----------------------------------------------------------------------------------------------------
  Foreign currency transactions                                    (162,782)
-----------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency
transactions                                                                              $58,216,170
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
-----------------------------------------------------------------------------------------------------
  Investments                                                  $209,648,230
-----------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign
  currencies                                                         (5,204)
-----------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign
currency translation                                                                     $209,643,026
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and
foreign currency                                                                         $267,859,196
-----------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                   $285,785,236
-----------------------------------------------------------------------------------------------------

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 10/31                                           2003                     2002
OPERATIONS

Net investment income                                           $17,926,040               $25,052,477
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                            58,216,170              (653,546,000)
-----------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                     209,643,026               120,111,526
---------------------------------------------------------     -------------           ---------------
Increase (decrease) in net assets from operations              $285,785,236             $(508,381,997)
---------------------------------------------------------     -------------           ---------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income (Class A)                            $(8,984,210)             $(12,210,698)
-----------------------------------------------------------------------------------------------------
From net investment income (Class B)                             (7,157,688)              (10,444,740)
-----------------------------------------------------------------------------------------------------
From net investment income (Class C)                             (2,150,766)               (3,326,331)
-----------------------------------------------------------------------------------------------------
From net investment income (Class I)                                (35,688)                  (45,752)
-----------------------------------------------------------------------------------------------------
From net investment income (Class R1)                                (1,573)                       --
---------------------------------------------------------     -------------           ---------------
Total distributions declared to shareholders                   $(18,329,925)             $(26,027,521)
---------------------------------------------------------     -------------           ---------------
Net decrease in net assets from fund share transactions       $(120,804,015)            $(504,257,523)
---------------------------------------------------------     -------------           ---------------
Total increase (decrease) in net assets                        $146,651,296           $(1,038,667,041)
---------------------------------------------------------     -------------           ---------------

NET ASSETS

At beginning of period                                       $1,010,239,612            $2,048,906,653
-----------------------------------------------------------------------------------------------------
At end of period (including accumulated undistributed
net investment income of $2,026,855 and $2,274,916,
respectively)                                                $1,156,890,908            $1,010,239,612
-----------------------------------------------------------------------------------------------------

See notes to financial statements.

-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in this report.

FOR YEARS ENDED 10/31

CLASS A                                               2003              2002              2001            2000            1999
Net asset value, beginning of period                 $6.13             $8.68            $13.66          $12.23          $10.76
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS(S)(S)#

 Net investment income(S)                            $0.15             $0.16             $0.21           $0.55           $0.21
-------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
 investments and foreign currency                     1.76             (2.55)            (3.70)           2.40            2.13
-----------------------------------------------     ------            ------            ------          ------          ------
Total from investment operations                     $1.91            $(2.39)           $(3.49)          $2.95           $2.34
-----------------------------------------------     ------            ------            ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

 From net investment income                         $(0.15)           $(0.16)           $(0.27)         $(0.42)         $(0.25)
-------------------------------------------------------------------------------------------------------------------------------
 From net realized gain on investments and
 foreign currency transactions                          --                --             (1.19)          (1.10)          (0.61)
-------------------------------------------------------------------------------------------------------------------------------
 In excess of net investment income                     --                --                --              --           (0.01)
-------------------------------------------------------------------------------------------------------------------------------
 In excess of net realized gain on
 investments and foreign currency
 transactions                                           --                --             (0.03)             --              --
-----------------------------------------------     ------            ------            ------          ------          ------
Total distributions declared to shareholders        $(0.15)           $(0.16)           $(1.49)         $(1.52)         $(0.87)
-----------------------------------------------     ------            ------            ------          ------          ------
Net asset value, end of period                       $7.89             $6.13             $8.68          $13.66          $12.23
-----------------------------------------------     ------            ------            ------          ------          ------
Total return (%)(+)                                  31.69            (27.78)           (27.72)          25.88           23.05
-------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

FOR YEARS ENDED 10/31
CLASS A (CONTINUED)                                   2003              2002              2001            2000            1999

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                            1.19              1.11              1.03            0.98            1.05
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                           2.11              2.10              1.95            4.11            1.88
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     144                80               110             113             137
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                     $464,832          $382,712          $733,848        $899,682        $447,121
-------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and ratios would have been:

Net investment income                                   --             $0.15             $0.21           $0.53           $0.20
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                              --              1.15              1.06            1.16            1.10
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                   --              2.06              1.92            3.93            1.83
-------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       October 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.04%. Per share, ratios, and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDED 10/31

CLASS B                                             2003              2002              2001              2000            1999
Net asset value, beginning of period               $6.11             $8.65            $13.62            $12.19          $10.73
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS(S)(S)#

 Net investment income(S)                          $0.10             $0.10             $0.13             $0.45           $0.12
-------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)
 on investments and foreign currency                1.76             (2.53)            (3.69)             2.40            2.12
---------------------------------------------     ------            ------            ------            ------          ------
Total from investment operations                   $1.86            $(2.43)           $(3.56)            $2.85           $2.24
---------------------------------------------     ------            ------            ------            ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

 From net investment income                       $(0.10)           $(0.11)           $(0.19)           $(0.32)         $(0.16)
-------------------------------------------------------------------------------------------------------------------------------
 From net realized gain on investments and
 foreign currency transactions                        --                --             (1.19)            (1.10)          (0.61)
-------------------------------------------------------------------------------------------------------------------------------
 In excess of net investment income                   --                --                --                --           (0.01)
-------------------------------------------------------------------------------------------------------------------------------
 In excess of net realized gain on
 investments and foreign currency
 transactions                                         --                --             (0.03)               --              --
---------------------------------------------     ------            ------            ------            ------          ------
Total distributions declared to
shareholders                                      $(0.10)           $(0.11)           $(1.41)           $(1.42)         $(0.78)
---------------------------------------------     ------            ------            ------            ------          ------
Net asset value, end of period                     $7.87             $6.11             $8.65            $13.62          $12.19
---------------------------------------------     ------            ------            ------            ------          ------
Total return (%)                                   30.66            (28.30)           (28.28)            25.04           22.11
-------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

FOR YEARS ENDED 10/31

CLASS B (CONTINUED)                                 2003              2002              2001              2000            1999

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):
Expenses##                                          1.94              1.86              1.78              1.73            1.80
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         1.38              1.35              1.20              3.40            1.08
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                   144                80               110               113             137
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                   $531,008          $481,361          $984,740        $1,279,547        $691,115
-------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and ratios would have been:

Net investment income                                 --             $0.10             $0.13             $0.43           $0.11
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                            --              1.90              1.81              1.91            1.85
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 --              1.31              1.17              3.22            1.03
-------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       October 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.04%. Per share, ratios, and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDED 10/31

CLASS C                                               2003              2002              2001            2000            1999
Net asset value, beginning of period                 $6.11             $8.66            $13.63          $12.21          $10.75
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS(S)(S)#

 Net investment income(S)                            $0.10             $0.10             $0.13           $0.44           $0.12
-------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
 investments and foreign currency                     1.76             (2.54)            (3.69)           2.40            2.12
-----------------------------------------------     ------            ------            ------          ------          ------
Total from investment operations                     $1.86            $(2.44)           $(3.56)          $2.84           $2.24
-----------------------------------------------     ------            ------            ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

 From net investment income                         $(0.10)           $(0.11)           $(0.19)         $(0.32)         $(0.16)
-------------------------------------------------------------------------------------------------------------------------------
 From net realized gain on investments and
 foreign currency transactions                          --                --             (1.19)          (1.10)          (0.61)
-------------------------------------------------------------------------------------------------------------------------------
 In excess of net investment income                     --                --                --              --           (0.01)
-------------------------------------------------------------------------------------------------------------------------------
 In excess of net realized gain on
 investments and foreign currency
 transactions                                           --                --             (0.03)             --              --
-----------------------------------------------     ------            ------            ------          ------          ------
Total distributions declared to shareholders        $(0.10)           $(0.11)           $(1.41)         $(1.42)         $(0.78)
-----------------------------------------------     ------            ------            ------          ------          ------
Net asset value, end of period                       $7.87             $6.11             $8.66          $13.63          $12.21
-----------------------------------------------     ------            ------            ------          ------          ------
Total return (%)                                     30.66            (28.38)           (28.26)          24.91           22.18
-------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

FOR YEARS ENDED 10/31

CLASS C (CONTINUED)                                   2003              2002              2001            2000            1999

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):
Expenses##                                            1.94              1.86              1.78            1.73            1.81
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                           1.38              1.35              1.20            3.35            1.08
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     144                80               110             113             137
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                     $159,113          $144,861          $327,715        $433,998        $211,924
-------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and ratios would have been:

Net investment income                                   --             $0.10             $0.13           $0.42           $0.11
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                              --              1.90              1.81            1.91            1.86
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                   --              1.31              1.17            3.17            1.03
-------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       October 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.04%. Per share, ratios, and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDED 10/31

CLASS I                                               2003              2002              2001            2000            1999
Net asset value, beginning of period                 $6.14             $8.69            $13.68          $12.25          $10.78
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS(S)(S)#

 Net investment income(S)                            $0.17             $0.18             $0.24           $0.57           $0.24
-------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
 investments and foreign currency                     1.77             (2.55)            (3.71)           2.41            2.13
-----------------------------------------------     ------            ------            ------          ------          ------
Total from investment operations                     $1.94            $(2.37)           $(3.47)          $2.98           $2.37
-----------------------------------------------     ------            ------            ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

 From net investment income                         $(0.17)           $(0.18)           $(0.30)         $(0.45)         $(0.28)
-------------------------------------------------------------------------------------------------------------------------------
 From net realized gain on investments and
 foreign currency transactions                          --                --             (1.19)          (1.10)          (0.61)
-------------------------------------------------------------------------------------------------------------------------------
 In excess of net investment income                     --                --                --              --           (0.01)
-------------------------------------------------------------------------------------------------------------------------------
 In excess of net realized gain on
 investments and foreign currency
 transactions                                           --                --             (0.03)             --              --
-----------------------------------------------     ------            ------            ------          ------          ------
Total distributions declared to shareholders        $(0.17)           $(0.18)           $(1.52)         $(1.55)         $(0.90)
-----------------------------------------------     ------            ------            ------          ------          ------
Net asset value, end of period                       $7.91             $6.14             $8.69          $13.68          $12.25
-----------------------------------------------     ------            ------            ------          ------          ------
Total return (%)                                     31.96            (27.56)           (27.58)          26.14           23.44
-------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

FOR YEARS ENDED 10/31

CLASS I (CONTINUED)                                   2003              2002              2001            2000            1999

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):
Expenses##                                            0.94              0.86              0.78            0.73            0.80
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                           2.36              2.33              2.19            4.38            2.14
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     144                80               110             113             137
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                       $1,744            $1,306            $2,604          $4,155          $1,437
-------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and ratios would have been:

Net investment income                                   --             $0.17             $0.24           $0.55           $0.23
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                              --              0.90              0.81            0.91            0.85
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                   --              2.29              2.17            4.20            2.09
-------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       October 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.04%. Per share, ratios, and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

                                                                  PERIOD ENDED
                                                                     10/31/03*

CLASS R1

Net asset value, beginning of period                                  $6.43
--------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income                                               $0.11
--------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign
  currency                                                             1.44
----------------------------------------------------------------     ------
Total from investment operations                                      $1.55
----------------------------------------------------------------     ------
Less distributions declared to shareholders from net investment
income                                                               $(0.09)
----------------------------------------------------------------     ------
Net asset value, end of period                                        $7.89
----------------------------------------------------------------     ------
Total return (%)                                                      24.19++
--------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                                             1.42+
--------------------------------------------------------------------------------
Net investment income                                                  1.47+
--------------------------------------------------------------------------------
Portfolio turnover                                                      144
--------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                              $189
--------------------------------------------------------------------------------

 * For the period from the inception of Class R1 shares, December 31, 2002, through October 31, 2003.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Utilities Fund (the fund) is a non-diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Bonds and other fixed income securities (other than short-term obligations) in the fund's portfolio are valued at an evaluated bid price on the basis of quotes from brokers and dealers or on the basis of valuations furnished by a pricing service. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street") and J.P. Morgan Chase and Co. ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $12,346 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's other expenses were reduced by $35,633 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, defaulted bonds, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended October 31, 2003 and October 31, 2002 was as follows:

                                                     10/31/03         10/31/02
Distributions declared from:

------------------------------------------------------------------------------
  Ordinary income                                 $18,329,925      $26,027,521
------------------------------------------------------------------------------
Total distributions declared                      $18,329,925      $26,027,521
------------------------------------------------------------------------------

During the year ended October 31, 2003, accumulated undistributed net investment income increased by $155,824, accumulated net realized loss on investments and foreign currency transactions increased by $253,889, and paid-in capital increased by $98,065 due to differences between book and tax accounting for mortgage-backed securities, currency transactions, and amortization and accretion on debt securities. This change had no effect on the net assets or net asset value per share.

As of October 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

      Undistributed ordinary income                          $2,400,045
      ------------------------------------------------------------------
      Capital loss carryforward                            (966,349,986)
      ------------------------------------------------------------------
      Unrealized appreciation                                 2,824,895
      ------------------------------------------------------------------
      Other temporary differences                              (373,190)
      ------------------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

      EXPIRATION DATE

      October 31, 2009                                      $292,928,006
      ------------------------------------------------------------------
      October 31, 2010                                       673,421,980
      ------------------------------------------------------------------
      Total                                                 $966,349,986
      ------------------------------------------------------------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for inactive Trustees and an unfunded retirement benefit deferral plan for active Trustees. Included in Trustees' compensation is a net increase of $1,442 as a result of the change in the fund's pension liability for active Trustees and a pension expense of $3,107 for inactive trustees for the year ended October 31, 2003.

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee not to exceed the following annual percentage rates of the fund's average daily net assets:

      First $2 billion                                           0.0175%
      ------------------------------------------------------------------
      Next $2.5 billion                                          0.0130%
      ------------------------------------------------------------------
      Next $2.5 billion                                          0.0005%
      ------------------------------------------------------------------
      In excess of $7 billion                                    0.0000%
      ------------------------------------------------------------------

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to class R2 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of class R2 shares to MFS for the provision of these services. No administrative service fee from class R2 shares were paid to MFS as of October 31, 2003.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $95,785 for the year ended October 31, 2003, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R1, and Class R2 shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2
Distribution Fee                           0.10%           0.75%           0.75%           0.25%           0.25%
----------------------------------------------------------------------------------------------------------------
Service Fee                                0.25%           0.25%           0.25%           0.25%           0.25%
----------------------------------------------------------------------------------------------------------------
Total Distribution Plan                    0.35%           1.00%           1.00%           0.50%           0.50%
----------------------------------------------------------------------------------------------------------------

Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustee's of the Trust may determine.

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended
October 31, 2003, amounted to:

                                                     CLASS A         CLASS B         CLASS C        CLASS R1
Service Fee Retained by MFD                          $13,540          $4,002         $11,739             $--
--------------------------------------------------------------------------------------------------------------

Fees incurred under the distribution plan during the year ended October 31,
2003,
were as follows:
                                                     CLASS A         CLASS B         CLASS C        CLASS R1
Effective Annual Percentage Rates                      0.25%           1.00%           1.00%           0.50%
--------------------------------------------------------------------------------------------------------------

Class R2 shares, which commenced operations on October 31, 2003, did not incur any fees.

Certain Class A, and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for class A shares, 12 months following the purchase, and, for class C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 2003, were as follows:
                                              CLASS A       CLASS B      CLASS C

Contingent Deferred Sales Charges Imposed      $8,893    $1,395,380      $13,627
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%. Prior to April 1, 2003, the fee was 0.10% of the fund's average daily net assets.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES

U.S. government securities                        $32,079,629       $50,463,677
-------------------------------------------------------------------------------
Investments (non-U.S. government securities)   $1,467,052,645    $1,561,669,120
-------------------------------------------------------------------------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

      Aggregate cost                                     $1,238,024,971
      ------------------------------------------------------------------
      Gross unrealized appreciation                         $81,379,497
      ------------------------------------------------------------------
      Gross unrealized depreciation                         (78,557,557)
      ------------------------------------------------------------------
      Net unrealized appreciation                            $2,821,940
      ------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                          Year ended 10/31/03                  Year ended 10/31/02
                                       SHARES            AMOUNT             SHARES             AMOUNT

CLASS A SHARES
Shares sold                            29,411,981       $204,065,280        18,791,841        $138,587,955
-----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions           1,177,872          7,933,393         1,198,951           8,963,731
-----------------------------------------------------------------------------------------------------------
Shares reacquired                     (34,151,195)      (233,821,571)      (42,124,512)       (302,327,009)
-----------------------------------------------------------------------------------------------------------
Net decrease                           (3,561,342)      $(21,822,898)      (22,133,720)      $(154,775,323)
-----------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                             6,183,701        $44,054,947         7,540,841         $58,339,831
-----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions             990,470          6,542,842           986,495           7,355,083
-----------------------------------------------------------------------------------------------------------
Shares reacquired                     (18,481,270)      (126,226,720)      (43,600,043)       (313,190,167)
-----------------------------------------------------------------------------------------------------------
Net decrease                          (11,307,099)      $(75,628,931)      (35,072,707)      $(247,495,253)
-----------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                             2,694,297        $18,899,016         3,594,427         $27,925,616
-----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions             259,106          1,713,421           277,527           2,082,748
-----------------------------------------------------------------------------------------------------------
Shares reacquired                      (6,440,055)       (44,194,896)      (18,040,479)       (131,327,020)
-----------------------------------------------------------------------------------------------------------
Net decrease                           (3,486,652)      $(23,582,459)      (14,168,525)      $(101,318,656)
-----------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                                90,555           $644,051            36,860            $276,610
-----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions               5,066             34,403             4,633              34,743
-----------------------------------------------------------------------------------------------------------
Shares reacquired                         (87,741)          (620,683)         (128,419)           (979,644)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)                     7,880            $57,771           (86,926)          $(668,291)
-----------------------------------------------------------------------------------------------------------

                                           Period ended 10/31/03*
                                          SHARES            AMOUNT

CLASS R1 SHARES
Shares sold                               106,011           $788,750
-----------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                 165              1,240
-----------------------------------------------------------------------
Shares reacquired                         (82,246)          (622,511)
-----------------------------------------------------------------------
Net increase                               23,930           $167,479
-----------------------------------------------------------------------

                                           Period ended 10/31/03**
                                          SHARES            AMOUNT

CLASS R2 SHARES
Shares sold                                   636             $5,023
-----------------------------------------------------------------------
Net increase                                  636             $5,023
-----------------------------------------------------------------------
 * For the period from the inception of Class R1, December 31, 2002, through October 31, 2003.
** Class R2 shares, which commenced operations on October 31, 2003, had no operating activity.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $7,639 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

(7) LEGAL PROCEEDINGS

Massachusetts Financial Services Company ("MFS"), the fund's investment adviser, has been contacted by the Office of the New York State Attorney General ("NYAG") and the United States Securities and Exchange Commission ("SEC") in connection with their investigations of practices in the mutual fund industry identified as "market timing" mutual fund shares. MFS is cooperating with respect to these investigations. MFS has been informed that the SEC is considering whether to institute an enforcement action against MFS alleging false and misleading disclosure in certain MFS fund prospectuses and breach of fiduciary duty concerning market timing. The NYAG has also indicated that it is considering whether to commence an enforcement proceeding against MFS relating to these practices. MFS continues to discuss these matters with the SEC and the NYAG. Certain other regulatory authorities are also conducting investigations into these practices within the industry and have requested that MFS provide information to them.

In December 2003, MFS and Sun Life Financial Inc., along with certain MFS funds and Trustees who serve on the Board of Trustees of these MFS funds, were named as defendants in class action lawsuits filed in the United States District Court, District of Massachusetts seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of MFS funds during specified periods. The suits allege that certain defendants permitted market timing and late trading in the MFS funds which allegedly caused financial injury to the funds' shareholders. The defendants are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, sanctions, penalties, damages or injunctions regarding MFS, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance of MFS' mutual fund business.

Although MFS does not believe that these lawsuits will have a material adverse effect on the funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from related regulatory investigations or developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences for the funds.

-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

To the Trustees of MFS Series Trust VI and Shareholders of
MFS Utilities Fund:

We have audited the accompanying statement of assets and liabilities of MFS Utilities Fund (the Fund), including the portfolio of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Utilities Fund at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ ERNST & YOUNG LLP

Boston, Massachusetts
December 12, 2003

-------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
-------------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust VI, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55)                     ABBY M. O'NEILL (born 04/27/28)
Chairman                                                 Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59)                        Executive Officer
Trustee and President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35)
Executive Officer and Director                           Trustee
                                                         Hemenway & Barnes (attorneys), Partner
KEVIN R. PARKE(2) (born 12/14/59)
Trustee                                                  WILLIAM J. POORVU (born 04/10/35)
Massachusetts Financial Services Company,                Trustee
President, Chief Investment Officer and Director         Private investor; Harvard University Graduate
                                                         School of Business Administration, Class of 1961
INDEPENDENT TRUSTEES                                     Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37)                   investment trust), Director
Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38)
Surgery; Harvard Medical School, Professor of            Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WILLIAM R. GUTOW (born 09/27/41)                         (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Private investor and real estate consultant;             Nutraceuticals (professional nutritional
Capitol Entertainment Management Company (video          products), Chief Executive Officer (until May
franchise), Vice Chairman                                2001)

J. ATWOOD IVES (born 05/01/36)                           ELAINE R. SMITH (born 04/25/46)
Trustee                                                  Trustee
Private investor; KeySpan Corporation (energy            Independent health care industry consultant
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        WARD SMITH (born 09/13/30)
and Chief Executive Officer (until November 2000)        Trustee
                                                         Private investor

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Trustees and Officers - continued

OFFICERS

JOHN W. BALLEN (born 09/12/59)                           ROBERT R. FLAHERTY (born 09/18/63)
Trustee and President                                    Assistant Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Vice
Executive Officer and Director                           President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59)
Assistant Secretary and Assistant Clerk                  RICHARD M. HISEY (born 08/29/58)
Massachusetts Financial Services Company, Senior         Treasurer
Vice President and Associate General Counsel             Massachusetts Financial Services Company, Senior
                                                         Vice President (since July 2002); The Bank of New
STEPHEN E. CAVAN (born 11/06/53)                         York, Senior Vice President (September 2000 to
Secretary and Clerk                                      July 2002); Lexington Global Asset Managers, Inc.,
Massachusetts Financial Services Company, Senior         Executive Vice President and Chief Financial
Vice President, General Counsel and Secretary            Officer (prior to September 2000); Lexington
                                                         Funds, Treasurer (prior to September 2000)
STEPHANIE A. DESISTO (born 10/01/53)
Assistant Treasurer                                      ELLEN MOYNIHAN (born 11/13/57)
Massachusetts Financial Services Company, Vice           Assistant Treasurer
President (since April 2003); Brown Brothers             Massachusetts Financial Services Company, Vice
Harriman & Co., Senior Vice President (November          President
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President             JAMES O. YOST (born 06/12/60)
(prior to November 2002)                                 Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
                                                         Vice President

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Sherratt and Smith, and Ms. O'Neill, have served in their capacity as Trustee of the
Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and
Ms. Smith, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 110 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

-------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                       CUSTODIANS
Massachusetts Financial Services Company                 State Street Bank and Trust Company
500 Boylston Street, Boston, MA                          225 Franklin Street, Boston, MA
02116-3741                                               02110

DISTRIBUTOR                                              JP Morgan Chase Manhattan Bank
MFS Fund Distributors, Inc.                              One Chase Manhattan Plaza
500 Boylston Street, Boston, MA                          New York, NY 10081
02116-3741
                                                         AUDITORS
PORTFOLIO MANAGER                                        Ernst & Young LLP
Maura Shaughnessy(1)

(1) MFS Investment Management

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

A prospectus containing more complete information, including investment objectives, risks, charges and expenses, for any of the MFS products can be obtained from your investment professional. You should read and consider the information carefully before investing.

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED)

In January 2004, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2003.

For the year ended October 31, 2003, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 86.42%.

The fund hereby designates the maximum amount allowable as qualified dividend income eligible for a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CONTACT INFORMATION
-------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to WWW.MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to www.mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
                                                            MMU-ANN-12/03 192M

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in the instructions to Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. J. Atwood Ives and Ward Smith, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. In addition, Messrs. Ives and Smith are both "independent" members of the Audit Committee as defined in the instructions to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time. [Applicable for annual reports filed for the first fiscal year ending after December 15, 2003 (beginning with annual N-CSR filings at the end of February, 2004 for December 31, 2003 reporting period.)]

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not required at this time. [Required for reporting periods ending after January 1, 2004 (beginning with N-CSR's filed at the end of March 2004, for January 31, 2004 reporting period).]

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C.
    78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference:
    Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST VI


By (Signature and Title)*  JOHN W. BALLEN
                           ----------------------------------------------------
                           John W. Ballen, President

Date: January 5, 2004
      ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By (Signature and Title)*  JOHN W. BALLEN
                           ----------------------------------------------------
                           John W. Ballen, President
                           (Principal Executive Officer)

Date: January 5, 2004
      ------------------


By (Signature and Title)*  RICHARD M. HISEY
                           ----------------------------------------------------
                           Richard M. Hisey, Treasurer
                           (Principal Financial Officer and Accounting Officer)

Date:  January 5, 2004
      ------------------


* Print name and title of each signing officer under his or her signature.